                                                      1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                         Pre-Effective Amendment No.                         / /

                       Post-Effective Amendment No. 48                       /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           /X/
                                     OF 1940

                              Amendment No. 48                               /X/


                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (201) 395-2000

    Christina T. Simmons, Esq., Vice President and Assistant General Counsel
                             Lord, Abbett & Co. LLC
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/X/ on March 1, 2005  pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a) (1)

/ / on (date) pursuant to paragraph (a) (1)

/ / 75 days after filing pursuant to paragraph (a) (2)

/ / on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LORD ABBETT LOGO]

                                                                       MARCH 1,

                                                                         2005


                                                                      PROSPECTUS

LORD ABBETT
  INTERNATIONAL CORE
    EQUITY FUND


  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                  THE FUND

What you should know   Goal                                                  2
      about the Fund   Principal Strategy                                    2
                       Main Risks                                            3
                       Performance                                           5
                       Fees and Expenses                                     7
                       Additional Investment Information                     9
                       Management                                            14

                 YOUR INVESTMENT

     Information for   Purchases                                             16
            managing   Sales Compensation                                    30
           your Fund   Opening Your Account                                  35
             account   Redemptions                                           37
                       Distributions and Taxes                               39
                       Services For Fund Investors                           40

           ADDITIONAL INFORMATION

   How to learn more   Back Cover
  about the Fund and
   other Lord Abbett
               Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of January 31, 2005, the market capitalization range of the MSCI EAFE Index was $143 million to $211.6 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund's valuation-based investment approach seeks to highlight companies whose market prices are at the greatest discount to their ECONOMIC VALUES taking into account our perception of the investment risks. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach to identify

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR INTERNATIONAL CORE EQUITY FUND refers to the Lord Abbett International Core Equity Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

ECONOMIC VALUE or intrinsic value is the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the apparent business risk being taken.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

     companies we believe to be attractive, long-term investment opportunities. The approach incorporates the following:

     - A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

     -  An emphasis on absolute value and cross-border industry comparison.

     - An analysis of industry, sector and economic trends. We seek to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

     - Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

     Generally, we sell stocks in the following circumstances. Sales occur when we think a stock has exceeded its estimated long-term economic value, or when we believe we have found a superior alternative investment opportunity. We sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment. In addition, we may sell an investment when a company's management has deviated from its financial plan or corporate strategy, or in order to control various industry, sector or country risk exposure levels.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund primarily invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                         INTERNATIONAL CORE EQUITY FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class A shares for the last calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

2004    14.2%

BEST QUARTER 4th Q '04      +14.9%
WORST QUARTER 2nd Q '04      -1.0%


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of the MSCI EAFE Index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax-situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans


[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - LICAX
         Class B - LICBX
         Class C - LICCX
         Class P - LICPX

                                                  INTERNATIONAL CORE EQUITY FUND


     or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A Shares.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                               LIFE OF
SHARE CLASS                       1 YEAR       FUND(1)
Class A Shares
 Return Before Taxes                7.60%         7.60%

 Return After
 Taxes on Distributions             7.57%         7.57%

 Return After Taxes
 on Distributions and Sales
 of Fund Shares                     4.94%         4.94%

Class B Shares                      9.40%         9.40%

Class C Shares                     13.40%        13.40%

Class P Shares                     13.99%        13.99%

MSCI Eafe(2)
(reflects no deduction
for fees, expenses or taxes)       20.70%        20.70%(3)



(1)  The SEC declared the Fund effective on 12/31/03 for all classes of shares.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/03 - 12/31/04, to correspond with the periods shown.

                                                  INTERNATIONAL CORE EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A       CLASS B(1)        CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly
from your investment)

Maximum Sales
Charge on Purchases
(as a % of offering price)                   5.75%(2)         none           none           none

Maximum Deferred
Sales Charge
(See "Purchases")(3)                         none(4)          5.00%          1.00%(5)       none

Redemption Fee
(as a% of amount
redeemed or exchanged)(6)                    2.00%            2.00%          2.00%          2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
(See "Management")                           0.75%            0.75%          0.75%          0.75%

Distribution and Service
(12b-1) Fees(7)(8)                           0.35%            1.00%          1.00%          0.45%

Other Expenses(7)                            0.44%            0.44%          0.44%          0.44%

Total Operating Expenses(7)                  1.54%            2.19%          2.19%          1.64%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) A 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less, other than shares acquired through the reinvestment of dividends and other distributions, or certain automatic or systematic investment plans. See "Redemptions."

(7) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.
(8) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


FOR THE FISCAL YEAR ENDING OCTOBER 31, 2005, LORD ABBETT HAS CONTRACTUALLY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN TOTAL ANNUAL OPERATING EXPENSES AT AN AGGREGATE RATE OF 1.75% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES, 2.40% OF AVERAGE DAILY NET ASSETS FOR CLASS B AND C SHARES AND 1.85% OF AVERAGE DAILY NET ASSETS FOR CLASS P SHARES.

                                                  INTERNATIONAL CORE EQUITY FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS           1 YEAR      3 YEARS       5 YEARS      10 YEARS
Class A Shares      $     723   $    1,033    $    1,366    $    2,304
Class B Shares      $     722   $      985    $    1,375    $    2,359
Class C Shares      $     322   $      685    $    1,175    $    2,524
Class P Shares      $     167   $      517    $      892    $    1,944



You would have paid the following expenses if you did not redeem your shares:



                      1 YEAR      3 YEARS       5 YEARS      10 YEARS
Class A Shares      $     723   $    1,033    $    1,366    $    2,304
Class B Shares      $     222   $      685    $    1,175    $    2,359
Class C Shares      $     222   $      685    $    1,175    $    2,524
Class P Shares      $     167   $      517    $      892    $    1,944

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The Fund may invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Market Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the OTC market. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     SUPRANATIONAL ORGANIZATIONS. The Fund may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures

     Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the period ended October 31, 2004 was at an annual rate of .75% of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Harold Sharon and Vincent J. McBride head the investment management team. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director. The other members of the team are Yarek Aranowicz, Todd D. Jacobson and Todor Petrov. Mr. Aranowicz joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Vice President, Head of Global Emerging Markets Funds. Mr. Jacobson joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Portfolio Manager. Mr. Petrov joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Associate Portfolio Manager.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. A portion of the Fund's assets may be valued using fair value pricing.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     As an additional deterrent to excessive trading, the Fund imposes a redemption fee of 2.00% of the NAV of shares being redeemed or exchanged within ten business days of the purchase or exchange. The redemption fee is retained by the Fund. See "Your Investment - Redemptions" below for further information.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors, and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.


     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.


     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

SHARE CLASSES

--------------------------------------------------------------------------------


CLASS A  -  normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
         -  generally lowest annual expenses due to lower 12b-1 fees

CLASS B  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
         -  higher annual expenses than Class A shares due to higher 12b-1 fees
         -  automatically converts to Class A shares after eight years

CLASS C  -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
         -  higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P  -  available only to certain investors
         -  no front-end sales charge and no CDSC
         - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees


--------------------------------------------------------------------------------

FRONT-END SALES CHARGES - CLASS A SHARES

--------------------------------------------------------------------------------


                                                                       MAXIMUM
                                                        TO COMPUTE     DEALER'S
                               AS A          AS A        OFFERING     CONCESSION
                               % OF          % OF         PRICE         (% OF
                             OFFERING        YOUR         DIVIDE       OFFERING
YOUR INVESTMENT                PRICE      INVESTMENT      NAV BY         PRICE)
Less than $50,000              5.75%         6.10%        .9425          5.00%
$50,000 to $99,999             4.75%         4.99%        .9525          4.00%
$100,000 to $249,999           3.95%         4.11%        .9605          3.25%
$250,000 to $499,999           2.75%         2.83%        .9725          2.25%
$500,000 to $999,999           1.95%         1.99%        .9805          1.75%
$1,000,000                   No Sales
 and over                     Charge                     1.0000              +



+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.


[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit


[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE.)


     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,*

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period; or

     - purchases by non-U.S. pension funds or insurance companies by or through local intermediaries, provided that the Class A shares have been approved by and/or registered with a relevant local authority and that Lord Abbett Distributor has entered into special arrangements with a local financial intermediary in connection with the distribution or placement of such shares.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                 FRONT-END
CLASS A INVESTMENTS              SALES CHARGE*    DEALER'S CONCESSION
First $5 million                  None            1.00%

Next $5 million above that        None            0.55%

Next $40 million above that       None            0.50%

Over $50 million                  None            0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC)


A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account.

"ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     declines the longer you own your shares, according to the following schedule:


--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                   CONTINGENT DEFERRED SALES
THE DAY ON WHICH                    CHARGE ON REDEMPTION
THE PURCHASE ORDER                  (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                        TO CHARGE)
On                        Before

                          1st                  5.0%

1st                       2nd                  4.0%

2nd                       3rd                  3.0%

3rd                       4th                  3.0%

4th                       5th                  2.0%

5th                       6th                  1.0%

on or after the 6th(2)                        None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans(documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees,

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE            CLASS A     CLASS B    CLASS C    CLASS P
--------------------------------------------------------
Service            .25%        .25%       .25%       .20%

Distribution       .10%*       .75%       .75%       .25%


* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-term distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distributionof advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett

     Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                            $  1,000

     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code               $    250

     -  Uniform Gift to Minor Account                              $    250

     -  Invest-A-Matic                                             $    250

     No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT INTERNATIONAL CORE EQUITY FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     If you redeem or exchange Fund shares after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to discourage short-term investment in the Fund in order to avoid transaction and other expenses caused by short-term investments, and to facilitate implementation of the Fund's portfolio management strategies and techniques. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans). The Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the shortest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

[Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129. A 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less. See "Redemptions."

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC          You can make regular withdrawals from most Lord
WITHDRAWAL          Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or
                    Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                    non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                    SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                    this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                  INTERNATIONAL CORE EQUITY FUND

                              FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


--------------------------------------------------------------------------------


                                                                 12/15/2003(a) TO 10/31/2004
                                               ---------------------------------------------------------------
                                                CLASS A           CLASS B           CLASS C           CLASS P
PER SHARE OPERATING PERFORMANCE                  SHARES            SHARES            SHARES            SHARES
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.00          $  10.00          $  10.00          $  10.00

 Unrealized appreciation on investments             .15               .15               .15               .15

NET ASSET VALUE ON SEC EFFECTIVE DATE          $  10.15          $  10.15          $  10.15          $  10.15

INVESTMENT OPERATIONS:

 Net investment income (loss)(b)                    .04              (.01)             (.01)              .04

 Net realized and unrealized gain                   .23               .22               .23               .22

TOTAL FROM INVESTMENT OPERATIONS                    .27               .21               .22               .26

NET ASSET VALUE, END OF PERIOD:                $  10.42          $  10.36          $  10.37          $  10.41

TOTAL RETURN(c)                                    1.50%(d)(e)       1.50%(d)(e)       1.50%(d)(e)       1.50%(d)(e)

TOTAL RETURN(c)                                    2.66%(d)(f)       2.07%(d)(f)       2.17%(d)(f)       2.56%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions
  and expenses assumed                             1.50%(d)          2.04%(d)          2.04%(d)          1.55%(d)+

 Expenses, excluding expense reductions
  and expenses assumed                             2.13%(d)          2.67%(d)          2.67%(d)          2.18%(d)+

 Net investment income (loss)                       .40%(d)          (.14)%(d)         (.14)%(d)          .35%(d)+


--------------------------------------------------------------------------------


                                                                 12/15/2003(a) to 10/31/2004
                                               ---------------------------------------------------------------
                                                CLASS A           CLASS B            CLASS C           CLASS P
SUPPLEMENTAL DATA:                              SHARES            SHARES             SHARES            SHARES
NET ASSETS, END OF PERIOD (000)                $ 58,484          $  2,937          $   9,291         $      11

PORTFOLIO TURNOVER RATE                          142.16%           142.16%            142.16%           142.16%



+    The ratios have been determined on a fund basis.
(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares first became available to the public is January 2, 2004.
(b)  Calculated using average shares during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/15/2003 through 12/31/2003.
(f)  Total return for the period 12/31/2003 through 10/31/2004.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

TO OBTAIN INFORMATION                 ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on the Fund is or will be available free upon request,
account inquiries call the              including the following:
Fund at: 800-821-5129.
For literature requests call the        ANNUAL/SEMI-ANNUAL REPORT
Fund at: 800-874-3733.
                                        The Fund's Annual and Semi-Annual Reports contain more information
BY MAIL. Write to the Fund at:          about the Fund's investments and performance. The Annual Report also
The Lord Abbett Family of Funds         includes details about the market conditions and investment strategies
90 Hudson Street                        that had a significant effect on the Fund's performance during the last
Jersey City, NJ 07302-3973              fiscal year.

VIA THE INTERNET.                       STATEMENT OF ADDITIONAL INFORMATION ("SAI")
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is
Text only versions of Fund              incorporated by reference (is legally considered part of this
documents can be viewed                 prospectus).
online or downloaded from the
SEC: www.sec.gov.

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, Washington, DC
20549-0102 or by sending your
request electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares
        are distributed by:
    LORD ABBETT DISTRIBUTOR LLC           Lord Abbett Securities Trust                      LST-ICE-I
         90 Hudson Street -                 Lord Abbett International Core Equity Fund      (3/05)
  Jersey City, New Jersey 07302-3973

                                         SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]


LORD ABBETT
  INTERNATIONAL CORE
    EQUITY FUND

                                                                     MARCH 1,

                                                                       2005


                                                                    PROSPECTUS
                                                                  CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                   THE FUND

What you should know    Goal                                                  2
      about the Fund    Principal Strategy                                    2
                        Main Risks                                            3
                        Performance                                           5
                        Fees and Expenses                                     7
                        Additional Investment Information                     9
                        Management                                            14

                  YOUR INVESTMENT

     Information for    Purchases                                             16
            managing    Redemptions                                           27
           your Fund    Distributions and Taxes                               29
             account    Services For Fund Investors                           30

            ADDITIONAL INFORMATION

   How to learn more    Back Cover
  about the Fund and
   other Lord Abbett
               Funds

                                    THE FUNDS

GOAL

     The Fund's investment objective is to seek long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue its goal, the Fund primarily invests in a diversified portfolio of equity securities of large foreign companies that we believe are undervalued. Under normal circumstances, the Fund will diversify its investments among a number of different companies throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"), a widely used benchmark for international stock performance. As of October 31, 2003, the market capitalization range of the MSCI EAFE Index was $143 million to $212 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund's valuation-based investment approach seeks to highlight companies whose market prices are at the greatest discount to their ECONOMIC VALUES taking into account our perception of the investment risks. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach to

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR INTERNATIONAL CORE EQUITY FUND refers to the Lord Abbett International Core Equity Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

ECONOMIC VALUE or intrinsic value is the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the apparent business risk being taken.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

     identify companies we believe to be attractive, long-term investment opportunities. The approach incorporates the following:

     - A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

     -  An emphasis on absolute value and cross-border industry comparison.

     - An analysis of industry, sector and economic trends. We seek to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

     - Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

     Generally, we sell stocks in the following circumstances. Sales occur when we think a stock has exceeded its estimated long-term economic value, or when we believe we have found a superior alternative investment opportunity. We sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment. In addition, we may sell an investment when a company's management has deviated from its financial plan or corporate strategy, or in order to control various industry, sector or country risk exposure levels.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Foreign securities in which the Fund primarily invests generally pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                         INTERNATIONAL CORE EQUITY FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class Y shares for the last calender year.


[CHART]

BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES

2004     14.6%

BEST QUARTER    4th Q   +15.0%
WORST QUARTER   2nd Q    -0.9%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of the MSCI EAFE Index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.


[SIDENOTE]

--------------------------------------------------------------------------------
Symbol: Class Y - LICYX

                                                  INTERNATIONAL CORE EQUITY FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                     LIFE OF
SHARE CLASS                                1 YEAR        5 YEARS     FUND(1)
Class Y Shares
 Return Before Taxes                        14.56%            -        14.56%

 Return After Taxes
  on Distributions                          14.46%            -        14.46%

 Return After Taxes
  on Distributions and
  Sale of Fund Shares                        9.46%            -         9.46%

MSCI EAFE(2)
(reflects no deduction for
fees, expenses or taxes)                    20.70%            -        20.70%(3)



(1)  The SEC declared the Fund effective on 12/31/03.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/03 - 12/31/04, to correspond with the periods shown.

                                                  INTERNATIONAL CORE EQUITY FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
(as a % of offering price)                                                 none

Maximum Deferred
Sales Charge
(See "Purchases")                                                          none

Redemption Fee
(as a % of amount redeemed or exchanged)(1)                                2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
(See "Management")                                                         0.75%

Other Expenses(2)                                                          0.44%

Total Operating Expenses(2)                                                1.19%



(1) A 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less, other than shares acquired through the reinvestment of dividends and other distributions, or certain automatic or systematic investment plans. See "Redemptions."
(2) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its Net Expenses at an aggregate rate of 1.40% of average daily net assets for Class Y shares.

                                                  INTERNATIONAL CORE EQUITY FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR        3 YEARS       5 YEARS      10 YEARS
Class Y Shares                $    121      $    378      $    654      $  1,443



You would have paid the following expenses if you did not redeem your shares:



                               1 YEAR        3 YEARS       5 YEARS      10 YEARS
Class Y Shares                $    121      $    378      $    654      $  1,443

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     EMERGING COUNTRIES. The Fund may invest in emerging country securities. Lord Abbett considers emerging markets to be those included in the MSCI Emerging Market Free Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign currency transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the OTC market. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     SUPRANATIONAL ORGANIZATIONS. The Fund may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and

     Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the period ended October 31, 2004 was at an annual rate of .75% of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Harold Sharon and Vincent J. McBride head the investment management team. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director. The other members of the team are Yarek Aranowicz, Todd D. Jacobson and Todor Petrov. Mr. Aranowicz joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Vice President, Head of Global Emerging Markets Funds. Mr. Jacobson joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Portfolio Manager. Mr. Petrov joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Associate Portfolio Manager.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. A portion of the Fund's assets may be valued using fair value pricing.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     As an additional deterrent to excessive trading, the Fund imposes a redemption fee of 2.00% of the NAV of shares being redeemed or exchanged within ten business days of the purchase or exchange. The redemption fee is retained by the Fund. See "Your Investment - Redemptions" below for further information.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors; the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund,


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the

     Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in RETIREMENT AND BENEFIT PLANS, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


REDEMPTIONS

     If you redeem or exchange Fund shares after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to discourage short-term investment in the Fund, in order to avoid transaction and other expenses caused by short-term investments, and to facilitate implementation of the Fund's portfolio management strategies and techniques. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans). The Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the shortest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028,

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   ROBERT A. DOE
   EXECUTOR OF THE ESTATE OF
   JOHN W. DOE

[Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   /s/ Mary B. Doe

   By Mary B. Doe, President
[Date]

[SEAL]

     Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     A 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less. See "Redemptions."

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                  INTERNATIONAL CORE EQUITY FUND

                              FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audit of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                               CLASS Y SHARES
                                                               --------------
                                                                12/15/2003(a)
                                                                     TO
PER SHARE OPERATING PERFORMANCE                                  10/31/2004
NET ASSET VALUE, BEGINNING OF PERIOD                           $        10.00
 Unrealized appreciation on investments                                   .15
NET ASSET VALUE ON SEC EFFECTIVE DATE                          $        10.15
INVESTMENT OPERATIONS:
 Net investment income(b)                                                 .08
 Net realized and unrealized gain                                         .22
TOTAL FROM INVESTMENT OPERATIONS                                          .30
NET ASSET VALUE, END OF PERIOD                                 $        10.45
TOTAL RETURN(c)                                                          1.50%(d)(e)
TOTAL RETURN(c)                                                          2.96%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and expenses assumed             1.16%(d)
 Expenses, excluding expense reductions and expenses assumed             1.79%(d)
 Net investment income                                                    .74%(d)

                                                                12/15/2003(a)
                                                                     TO
SUPPLEMENTAL DATA:                                               10/31/2004
NET ASSETS, END OF PERIOD (000)                                $        3,091
PORTFOLIO TURNOVER RATE                                                142.16%



(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares first became available to the public is January 2, 2004.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/15/2003 through 12/31/2003.
(f)  Total return for the period 12/31/2003 through 10/31/2004.

NOTES

TO OBTAIN INFORMATION:
                                 ADDITIONAL INFORMATION


BY TELEPHONE. For shareholder      More information on the Fund is or will be
account inquiries call the Fund    available free upon request, including the
at: 800-821-5129. For              following:
literature requests call the
Fund at: 800-874-3733.             ANNUAL/SEMI-ANNUAL REPORT
                                   The Fund's Annual and Semi-Annual Reports
BY MAIL. Write to the Fund at:     contain more information about the Fund's
The Lord Abbett Family of Funds    investments and performance. The Annual
90 Hudson Street                   Report also includes details about the market
Jersey City, NJ 07302-3973         conditions and investment strategies that had
                                   a significant effect on the Fund's
VIA THE INTERNET.                  performance during the last fiscal year.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                 STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                   Provides more details about the Fund and its
Text only versions of Fund         policies. A current SAI is on file with the
documents can be viewed online     Securities and Exchange Commission ("SEC")
or downloaded from the             and is incorporated by reference (is legally
SEC: www.sec.gov.                  considered part of this prospectus).

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or by
sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


  Lord Abbett Mutual Fund shares
        are distributed by:
    LORD ABBETT DISTRIBUTOR LLC        Lord Abbett Securities Trust                     LST-ICE-Y-1
        90 Hudson Street -               Lord Abbett International Core Equity Fund     (3/05)
Jersey City, New Jersey 07302-3973


                                   SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

                                                                        MARCH 1,

                                                                          2005


                                                                      PROSPECTUS

  LORD ABBETT
    LARGE-CAP VALUE FUND


  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                 PAGE
               THE FUND

   What you should   Goal                                         2
    know about the   Principal Strategy                           2
              Fund   Main Risks                                   4
                     Performance                                  5
                     Fees and Expenses                            7
                     Additional Investment Information            9
                     Management                                   12

              YOUR INVESTMENT

   Information for   Purchases                                    17
          managing   Sales Compensation                           31
         your Fund   Opening Your Account                         35
           account   Redemptions                                  37
                     Distributions and Taxes                      38
                     Services For Fund Investors                  40

         FINANCIAL INFORMATION

                     Financial Highlights                         42

        ADDITIONAL INFORMATION

 How to learn more   Back Cover
about the Fund and
 other Lord Abbett
             Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek a high level of total return.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund is generally designed for tax-exempt or tax-deferred investors such as retirement and benefit plans, 401(k) plans and individual retirement accounts ("IRAs"). Possible tax consequences and the likelihood of dividend income will not be important considerations in choosing or holding the Fund's individual portfolio investments.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. We believe that a high

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR LARGE-CAP VALUE FUND refers to the Lord Abbett Large-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

     level of total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of such investments. We use a continuous and dynamic investment process in building the portfolio for the Fund. The process involves several elements that interact on an ongoing basis:

     - We use quantitative research to assist in our valuation analysis to identify stocks we believe represent attractive valuations.

     - We use fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. We try to identify companies we believe have the strongest fundamentals relative to valuations.

     - We look for positive factors in a company's near-term outlook that we believe are likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

     - Once the Fund's portfolio is constructed we seek to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of our strategic decisions.


     While certain investments may never reach what we think is their full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS is designed to limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and are less volatile than the stocks of smaller companies.


     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target, or is no longer underpriced in our view.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                            LARGE-CAP VALUE FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class A shares for the last calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2004                       12.2%

BEST QUARTER 4th Q '03    +13.4%
WORST QUARTER 3rd Q '04    -2.1%


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charge.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - LALAX
         Class B - LLCBX
         Class C - LLCCX
         Class P - LALPX

                                                            LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                        LIFE OF
SHARE CLASS                                              1 YEAR         FUND(1)
Class A Shares
Return Before Taxes                                        5.67%          14.58%
Return After Taxes on Distributions                        5.00%          13.92%
Return After Taxes on Distributions and Sale of
  Fund Shares                                              3.80%          12.09%
Class B Shares                                             7.48%          15.81%
Class C Shares                                            11.49%          18.32%
Class P Shares                                            12.07%          19.04%
S&P 500/Barra Value Index(2)
(reflects no deductions for
fees, expenses, or taxes)                                 15.71%          22.63%(3)
Russell 1000 Value Index(2)
(reflects no deductions for
fees, expenses, or taxes)                                 16.49%          22.61%(3)



(1)  The SEC declared the Fund effective on 6/30/03 for all classes of shares.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 6/30/03 - 12/31/04, to correspond with the periods shown.

                                                            LARGE-CAP VALUE FUND
FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A         CLASS B(1)         CLASS C           CLASS P
SHAREHOLDER FEES (Fees paid
directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                 5.75%(2)          none              none              none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                       none(4)           5.00%             1.00%(5)          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund
assets) (as a % of average net
assets)
Management Fees
(See "Management")                         0.40%             0.40%             0.40%             0.40%
Distribution and Service
(12b-1) Fees(6)                            0.35%             1.00%             1.00%             0.45%
Other Expenses                             1.84%             1.84%             1.84%             1.84%
Total Operating Expenses                   2.59%             3.24%             3.24%             2.69%
Expense Reimbursement(7)                   1.64%             1.64%             1.64%             1.64%
Net Expenses(7)                            0.95%             1.60%             1.60%             1.05%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sale charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain its Net Expenses at an aggregate rate of .95% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class B and C shares, and 1.05% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                         1 YEAR        3 YEARS         5 YEARS     10 YEARS
Class A Shares                                      $   666       $  1,187        $  1,732    $  3,216
Class B Shares                                      $   663       $  1,145        $  1,751    $  3,277
Class C Shares                                      $   263       $    845        $  1,551    $  3,428
Class P Shares                                      $   107       $    679        $  1,278    $  2,901



You would have paid the following expenses if you did not redeem your shares.



Class A Shares                                      $   666       $  1,187        $   1,732   $   3,216
Class B Shares                                      $   163       $    845        $   1,551   $   3,277
Class C Shares                                      $   163       $    845        $   1,551   $   3,428
Class P Shares                                      $   107       $    679        $   1,278   $   2,901

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

       .40 of 1% on the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% on the Fund's assets over $5 billion.


     Based on this calculation, the management fee paid to Lord Abbett for the period ended October 31, 2004, was at an annual rate of .40 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team are: Sholom Dinsky, W. Thomas Hudson Jr., Robert G. Morris, Eli M. Salzmann and Kenneth G. Fuller. Messrs. Dinsky, Hudson, Morris, and Salzmann are Partners of Lord Abbett. Messrs. Hudson, Salzmann, and Morris have been with Lord Abbett since 1982, 1997, and 1991, respectively. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments, where he served as Managing Director of Prudential Asset Management. Mr. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

     PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund, which has no history of operations. Investors should realize that this past performance data is not an indication of the future performance of the Fund.

     The chart below illustrates average annual total return performance for Lord Abbett's Large-Cap Value Tax-Exempt Institutional Composite (the "Composite"), the S&P 500/Barra Value Index and the Russell 1000(R) Value Index.

--------------------------------------------------------------------------------
Average Annual Total Returns - For Periods Ended 12/31/04
--------------------------------------------------------------------------------

            LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT   LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT   S&P 500/BARRA   RUSSELL 1000(R)
                   INSTITUTIONAL COMPOSITE-NET               INSTITUTIONAL COMPOSITE-GROSS         VALUE INDEX      VALUE INDEX
1 year                       13.06%                                     13.91%                        15.71%           16.49%
3 years                       8.49%                                      9.30%                         6.47%            8.56%
5 years                       7.89%                                      8.70%                         2.48%            5.27%
10 years                     13.73%                                     14.57%                        12.25%           13.82%


     The data represents institutional accounts with assets as of December 31, 2004 of $4.72 billion, which represented 5.04% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of 0.75% of assets). The gross and net Composite performance numbers do not reflect the deduction of custodian fees. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on performance will vary with the relative size of the fee and account performance.

     One of the indices used for comparison is the S&P 500/Barra Value Index, an unmanaged index of the S&P 500(R) companies with lower price-to-book ratios. The S&P 500(R) Index is a broad-based unmanaged index of leading companies in leading industries and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The second index used for comparison is the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (measuring the performance of the 3,000 largest U.S. companies based on total market capitalization). The data for the indices do not reflect the deduction of fees or expenses.

     The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the Association for Investment Management and Research (AIMR) Performance Presentation Standards (AIMR-PPS(R)) methodologies for calculating performance could result in different performance data for identical time periods.

     IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested equity portfolios managed on behalf of tax-exempt investors investing primarily in large-capitalization securities that Lord Abbett deems to be undervalued on a relative basis. Effective January 1, 2000, only accounts with an initial value of $10 million or more are included in the Composite. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the AIMR-PPS(R) is available at www.LordAbbett.com.

     Lord Abbett has prepared and presented the performance of the Composite in compliance with AIMR-PPS(R), the U.S. and Canadian version of the Global Investment Performance Standards. AIMR has not been involved in the preparation or review of this performance information. For AIMR-PPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any hedge fund or separately managed accounts for which the records have been maintained by another entity.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund's Board has adopted policies and procedures the are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our proceedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

SHARE CLASSES

--------------------------------------------------------------------------------

CLASS A        -  normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

               -  generally lowest annual expenses due to lower 12b-1 fees

CLASS B        -  no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

               -  automatically converts to Class A shares after eight years

CLASS C        -  no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

               - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P        -  available only to certain investors

               -  no front-end sales charge and no CDSC

               - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                                  MAXIMUM
                                                                                 TO COMPUTE      DEALER'S
                                                    AS A            AS A          OFFERING      CONCESSION
                                                    % OF            % OF           PRICE          (% OF
                                                  OFFERING          YOUR           DIVIDE        OFFERING
YOUR INVESTMENT                                     PRICE        INVESTMENT        NAV BY         PRICE)
-----------------------------------------------------------------------------------------------------------
Less than $50,000                                   5.75%           6.10%           .9425          5.00%
$50,000 to $99,999                                  4.75%           4.99%           .9525          4.00%
$100,000 to $249,999                                3.95%           4.11%           .9605          3.25%
$250,000 to $499,999                                2.75%           2.83%           .9725          2.25%
$500,000 to $999,999                                1.95%           1.99%           .9805          1.75%
$1,000,000                                        No Sales
  and over                                         Charge                          1.0000              +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

        Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).


     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period; or

     - purchases by non-U.S. pension funds or insurance companies by or through local intermediaries, provided that the Class A shares have been approved by and/or registered with a relevant local authority and that Lord Abbett Distributor has entered into special arrangements with a local financial intermediary in connection with the distribution or placement of such shares.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                                FRONT-END
CLASS A INVESTMENTS                             SALES CHARGE*   DEALER'S CONCESSION
-----------------------------------------------------------------------------------
First $5 million                                None            1.00%
Next $5 million above that                      None            0.55%
Next $40 million above that                     None            0.50%
Over $50 million                                None            0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred () categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                 CONTINGENT DEFERRED SALES
THE DAY ON WHICH                  CHARGE ON REDEMPTION
THE PURCHASE ORDER                (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                      TO CHARGE)
On                        Before
                          1st                 5.0%
1st                       2nd                 4.0%
2nd                       3rd                 3.0%
3rd                       4th                 3.0%
4th                       5th                 2.0%
5th                       6th                 1.0%
on or after the 6th(2)                        None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:


FEE             CLASS A    CLASS B    CLASS C   CLASS P
-------------------------------------------------------
Service           .25%       .25%       .25%      .20%
Distribution      .10%*      .75%       .75%      .25%



* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders,


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -   Regular Account                               $ 1,000
     -   Individual Retirement Accounts and
         403(b) Plans under the Internal Revenue Code  $   250
     -   Uniform Gift to Minor Account                 $   250
     -   Invest-A-Matic                                $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT LARGE-CAP VALUE FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."


[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

[Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC       You can make fixed, periodic investments ($250 initial and
(Dollar-cost         $50 subsequent minimum) into your Fund account by means of
averaging)           automatic money transfers from your bank checking account.
                     See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC           You can make regular withdrawals from most Lord
WITHDRAWAL           Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")         paid to you from your account in fixed or variable amounts.
                     To establish a SWP, the value of your shares for Class A or
                     Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                     non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                    SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                    this situation.

CLASS B AND         Redemption proceeds due to a SWP for
CLASS C SHARES      Class B and Class C shares will be redeemed in the order
                    described under "CDSC" under "Purchases."
--------------------------------------------------------------------------------

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible
     Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                            LARGE-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial statements have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                       CLASS A SHARES
                                                ---------------------------
                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
PER SHARE OPERATING PERFORMANCE                  10/31/2004     10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.73   $      10.00
 Unrealized depreciation on investments                                (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                 $       9.90
INVESTMENT OPERATIONS:
 Net investment income(b)(2)                             .09            .03
 Net realized and unrealized gain                       1.05            .80
TOTAL FROM INVESTMENT OPERATIONS                        1.14            .83
Distributions to shareholders from net
investment income                                       (.07)           --
NET ASSET VALUE, END OF PERIOD                  $      11.80   $      10.73
TOTAL RETURN(c)                                                       (1.00)%(d)(e)
TOTAL RETURN(c)                                        10.74%          8.38%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expenses assumed                    .95%           .33%(d)+
 Expenses, excluding expenses assumed                   2.59%          7.12%(d)+
 Net investment income                                   .75%           .27%(d)+

                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
SUPPLEMENTAL DATA:                               10/31/2004     10/31/2003
NET ASSETS, END OF PERIOD (000)                 $     10,102   $      2,271
PORTFOLIO TURNOVER RATE                                30.53%          8.87%

                                                            LARGE-CAP VALUE FUND

                                                      CLASS B SHARES
                                                ---------------------------
                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
PER SHARE OPERATING PERFORMANCE                  10/31/2004     10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.68   $      10.00
 Unrealized depreciation on investments                                (.11)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                 $       9.89
INVESTMENT OPERATIONS:
 Net investment income(b)                                .01             --(g)
 Net realized and unrealized gain                       1.05            .79
TOTAL FROM INVESTMENT OPERATIONS                        1.06            .79
Distributions to shareholders from net
 investment income                                      (.07)            --
NET ASSET VALUE, END OF PERIOD                  $      11.67   $      10.68
TOTAL RETURN(c)                                                       (1.10)%(d)(e)
TOTAL RETURN(c)                                        10.02%          7.99%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expenses assumed                   1.60%           .56%(d)+
 Expenses, excluding expenses assumed                   3.24%          7.35%(d)+
 Net investment income                                   .10%           .04%(d)+

                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
SUPPLEMENTAL DATA:                               10/31/2004     10/31/2003
NET ASSETS, END OF PERIOD (000)                 $      1,445   $        111
PORTFOLIO TURNOVER RATE                                30.53%          8.87%

                                                      CLASS C SHARES
                                                ---------------------------
                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
PER SHARE OPERATING PERFORMANCE                  10/31/2004     10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.69   $      10.00
 Unrealized depreciation on investments                                (.11)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                 $       9.89
INVESTMENT OPERATIONS:
 Net investment income(b)                                .01             --(g)
 Net realized and unrealized gain                       1.06            .80
TOTAL FROM INVESTMENT OPERATIONS                        1.07            .80
Distributions to shareholders from net
 investment income                                      (.07)
NET ASSET VALUE, END OF PERIOD                  $      11.69   $      10.69
TOTAL RETURN(c)                                                       (1.10)%(d)(e)
TOTAL RETURN(c)                                        10.07%          8.09%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expenses assumed                   1.60%           .56%(d)+
 Expenses, excluding expenses assumed                   3.24%          7.35%(d)+
 Net investment income                                   .10%           .04%(d)+

                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
SUPPLEMENTAL DATA:                               10/31/2004     10/31/2003
NET ASSETS, END OF PERIOD (000)                 $      1,490   $        148
PORTFOLIO TURNOVER RATE                                30.53%          8.87%

                                                            LARGE-CAP VALUE FUND

                                                      CLASS P SHARES
                                                ---------------------------
                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
PER SHARE OPERATING PERFORMANCE                  10/31/2004     10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD            $      10.73   $      10.00
 Unrealized depreciation on investments                                (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE,
 JUNE 30, 2003                                                 $       9.90
INVESTMENT OPERATIONS:
 Net investment income(b)                                .07            .02
 Net realized and unrealized gain                       1.07            .81
TOTAL FROM INVESTMENT OPERATIONS                        1.14            .83
Distributions to shareholders from net
 investment income                                      (.07)            --
NET ASSET VALUE, END OF PERIOD                  $      11.80   $      10.73
TOTAL RETURN(c)                                                       (1.00)%(d)(e)
TOTAL RETURN(c)                                        10.65%          8.38%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expenses assumed                   1.05%           .37%(d)+
 Expenses, excluding expenses assumed                   2.69%          7.16%(d)+
 Net investment income                                   .65%           .23%(d)+

                                                               6/23/2003(a)
                                                 YEAR ENDED        TO
SUPPLEMENTAL DATA:                               10/31/2004     10/31/2003
NET ASSETS, END OF PERIOD (000)                 $         12   $         11
PORTFOLIO TURNOVER RATE                                30.53%          8.87%


+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 10/31/2003.
(g)  Amount is less than $.01.

NOTES

NOTES

NOTES

TO OBTAIN INFORMATION:              ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on each Fund is available free upon request, including the
account inquiries call the             following:
Fund at: 800-821-5129. For
literature requests call the           ANNUAL/SEMI-ANNUAL REPORT
Fund at: 800-874-3733.
                                       The Fund's Annual and Semi-Annual Reports contain more information about
BY MAIL. Write to the Fund at:         each Fund's investments and performance. The Annual Report also includes
The Lord Abbett Family of              details about the market conditions and investment strategies that had a
Funds                                  significant effect on each Fund's performance during the last fiscal year.
90 Hudson Street
Jersey City, NJ 07302-3973             STATEMENT OF ADDITIONAL INFORMATION ("SAI")

VIA THE INTERNET. LORD, ABBETT         Provides more details about the Fund and its policies. A current SAI is on
& CO. LLC                              file with the Securities and Exchange Commission ("SEC") and is
www.LordAbbett.com                     incorporated by reference (is legally considered part of this prospectus).
Text only versions of Fund
documents can be viewed online
or downloaded from the SEC:
www.sec.gov.

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBET(R) LOGO]

Lord Abbett Mutual Fund shares
      are distributed by:
  LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett Securities Trust                         LST-LCV-Y-1
      90 Hudson Street -                          Lord Abbett Large-Cap Value Fund                   (3/05)
Jersey City, New Jersey 07302-3973

                                       SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT
  LARGE-CAP VALUE FUND                                          MARCH 1,

                                                                2005


                                                                PROSPECTUS
                                                                CLASS Y SHARES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


               THE FUND                                                PAGE
   What you should  Goal                                                2
        know about  Principal Strategy                                  2
          the Fund  Main Risks                                          4
                    Performance                                         5
                    Fees and Expenses                                   7
                    Additional Investment Information                   9
                    Management                                          12

              YOUR INVESTMENT

   Information for  Purchases                                           17
          managing  Sales Compensation
         your Fund  Opening Your Account
           account  Redemptions                                         27
                    Distributions and Taxes                             29
                    Services For Fund Investors                         30

         FINANCIAL INFORMATION

                    Financial Highlights                                31

        ADDITIONAL INFORMATION

 How to learn more  Back Cover
about the Fund and
 other Lord Abbett
             Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek a high level of total return.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that we believe are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $12.6 trillion. This range varies daily. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     The Fund is generally designed for tax-exempt or tax-deferred investors such as retirement and benefit plans, 401(k) plans and individual retirement accounts ("IRAs"). Possible tax consequences and the likelihood of dividend income will not be important considerations in choosing or holding the Fund's individual portfolio investments.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. We believe that a high

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR LARGE-CAP VALUE FUND refers to the Lord Abbett Large-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

     level of total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of such investments. We use a continuous and dynamic investment process in building the portfolio for the Fund. The process involves several elements that interact on an ongoing basis:

     - We use quantitative research to assist in our valuation analysis to identify stocks we believe represent attractive valuations.

     - We use fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. We try to identify companies we believe have the strongest fundamentals relative to valuations.

     - We look for positive factors in a company's near-term outlook that we believe are likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

     - Once the Fund's portfolio is constructed we seek to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of our strategic decisions.


     While certain investments may never reach what we think is their full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS is designed to limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than the stocks of smaller companies.


     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target, or is no longer underpriced in our view.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                            LARGE-CAP VALUE FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows the performance of the Fund's Class Y shares from the last calendar year.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------

2004    12.6%

BEST QUARTER 4th Q '03          +13.4%
WORST QUARTER 3rd Q '04          -2.0%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class Y - LLCYX

                                                            LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31,

--------------------------------------------------------------------------------


                                                             LIFE OF
SHARE CLASS                                      1 YEAR      FUND(1)
Class Y Shares
Return Before Taxes                              12.62%       19.61%
Return After Taxes
 on Distributions                                11.80%       18.82%
Return After Taxes
 on Distributions and
 Sale of Fund Shares                              8.32%       16.34%
S&P 500/Barra Value Index(2)                     15.71%       22.63%(3)
(reflects no deductions for fees,
expenses, or taxes)
Russell 1000 Value Index(2)                      16.49%       22.61%(3)
(reflects no deductions for fees,
 expenses, or taxes)



(1)  The SEC declared the Fund effective on 6/30/03 for all classes of shares.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 6/30/03 - 12/31/04, to correspond with the periods shown.

                                                            LARGE-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your
  investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                                 none
Maximum Deferred
Sales Charge
(See "Purchases")                                          none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of
  average net assets)
Management Fees
(See "Management")                                         0.40%
Other Expenses                                             1.84%
Total Operating Expenses                                   2.24%
Expense Reimbursement(1)                                   1.64%
Net Expenses(1)                                            0.60%



(1) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of .60% of average daily net assets attributable to Class Y shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            LARGE-CAP VALUE FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS             1 YEAR    3 YEARS   5 YEARS   10 YEARS
Class Y Shares          $    61   $   542   $ 1,050   $ 2,446



You would have paid the following expenses if you did not redeem your shares:



                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
Class Y Shares          $    61   $   542   $ 1,050   $ 2,446

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although the Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

       .40 of 1% on the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% on the Fund's assets over $5 billion.

     Based on this calculation, for the fiscal period ended October 31, 2004, the management fee paid to Lord Abbett was at an effective annual rate of .40 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The senior members of the team are: Sholom Dinsky, W. Thomas Hudson Jr., Robert G. Morris, Eli M. Salzmann and Kenneth G. Fuller. Messrs. Dinsky, Hudson, Morris, and Salzmann are Partners of Lord Abbett. Messrs. Hudson, Salzmann, and Morris have been with Lord Abbett since 1982, 1997, and 1991, respectively. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments, where he served as Managing Director of Prudential Asset Management. Mr. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

     PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The performance information shown below is provided to illustrate the past performance of Lord Abbett in managing accounts that have substantially similar investment objectives, policies and strategies to those of the Fund and are managed by the Fund's portfolio management team. Such performance information does not represent the performance of the Fund, which has no history of operations. Investors should realize that this past performance data is not an indication of the future performance of the Fund.

     The chart below illustrates average annual total return performance for Lord Abbett's Large-Cap Value Tax-Exempt Institutional Composite (the "Composite"), the S&P 500/Barra Value Index and the Russell 1000(R) Value Index.

[CHART]

--------------------------------------------------------------------------------
Average Annual Total Returns - For Periods Ended 12/31/04
--------------------------------------------------------------------------------

            LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT  LORD ABBETT'S LARGE-CAP VALUE TAX-EXEMPT  S&P 500/BARRA   RUSSELL 1000(R)
                  INSTITUTIONAL COMPOSITE-NET               INSTITUTIONAL COMPOSITE-GROSS        VALUE INDEX     VALUE INDEX
1 year                      13.06%                                     13.91%                       15.71%           16.49%
3 years                      8.49%                                      9.30%                        6.47%            8.56%
5 years                      7.89%                                      8.70%                        2.48%            5.27%
10 years                    13.73%                                     14.57%                       12.25%           13.82%


     The data represents institutional accounts with assets as of December 31, 2004 of $4.72 billion, which represented 5.04% of Lord Abbett's total assets under management at that date. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund. The gross and net performance numbers above for the Composite are net of all transaction costs and markups or markdowns in connection with securities transactions. The net Composite performance data above reflect the deduction of the highest advisory fee borne by any account in the Composite (an annual rate of 0.75% of assets). The gross and net Composite performance numbers do not reflect the deduction of custodian fees. The deduction of such fees (and the compounding effect thereof over time) will reduce the performance results and, correspondingly, the return to an investor. The effect of fees and expenses on performance will vary with the relative size of the fee and account performance.


     One of the indices used for comparison is the S&P 500/Barra Value Index, an unmanaged index of the S&P 500(R) companies with lower price-to-book ratios. The S&P 500(R) Index is a broad-based unmanaged index of leading companies in leading industries and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The second index used for comparison is the Russell 1000(R) Value Index, an unmanaged index that measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (measuring the performance of the 3,000 largest U.S. companies based on total market capitalization). The data for the indices do not reflect the deduction of fees or expenses.

     The institutional accounts that are included in the data for the Composite above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts included in the Composite likely would have been lower if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, the performance results of the institutional accounts would have been lower had they been subject to the higher fees and expenses of the Fund. Differences in the Securities and Exchange Commission and the Association for Investment Management and Research (AIMR) Performance Presentation Standards (AIMR-PPS(R)) methodologies for calculating performance could result in different performance data for identical time periods.

     IMPORTANT INFORMATION REGARDING PAST PERFORMANCE OF INSTITUTIONAL ACCOUNTS. The Composite comprises all fully-invested equity portfolios managed on behalf of tax-exempt investors investing primarily in large-capitalization securities that Lord Abbett deems to be undervalued on a relative basis. Effective January 1, 2000, only accounts with an initial value of $10 million or more are included in the

     Composite. Performance results are expressed in U.S. dollars and reflect reinvestment of any dividends and distributions. A complete list of Lord Abbett composites and descriptions of the investment strategies is available from Lord Abbett and a performance presentation that adheres to the AIMR-PPS(R) is available at www.LordAbbett.com.

     Lord Abbett has prepared and presented the performance of the Composite in compliance with AIMR-PPS(R), the U.S. and Canadian version of the Global Investment Performance Standards. AIMR has not been involved in the preparation or review of this performance information. For AIMR-PPS(R) purposes, Lord Abbett defines the "Firm" as all fee-based accounts managed by Lord Abbett, including institutional accounts, separately managed accounts, and mutual funds, but not including any hedge fund or separately managed accounts for which the records have been maintained by another entity.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even through Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Fund's shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the

     Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in RETIREMENT AND BENEFIT PLANS, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to


[SIDENOTE]


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

     Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -
  Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation
  Mary B. Doe
  By Mary B. Doe, President
  [Date]

[SEAL]

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.


[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                            LARGE-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                            CLASS Y SHARES
                                                                    -----------------------------
                                                                        YEAR         6/23/2003(a)
                                                                       ENDED              TO
PER SHARE OPERATING PERFORMANCE                                      10/31/2004       10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                                $      10.75     $      10.00
 Unrealized depreciation on investments                                                      (.10)
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                 $       9.90
INVESTMENT OPERATIONS:
 Net investment income(b)                                                    .13              .04
 Net realized and unrealized gain                                           1.05              .81
TOTAL FROM INVESTMENT OPERATIONS                                            1.18              .85
Distributions to shareholders from net investment income(.08)                                  --
NET ASSET VALUE, END OF PERIOD                                      $      11.85     $      10.75
TOTAL RETURN(c)                                                                             (1.00)%(d)(e)
TOTAL RETURN(c)                                                            11.09%            8.59%(d)(f)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions and expenses assumed                 .60%             .21%(d)+
 Expenses, excluding expense reductions and expenses assumed                2.24%            7.00%(d)+
 Net investment income                                                      1.10%             .39%(d)+

                                                                        YEAR         6/23/2003(a)
                                                                       ENDED              TO
SUPPLEMENTAL DATA:                                                   10/31/2004       10/31/2003
NET ASSETS, END OF PERIOD (000)                                     $      2,043     $         11
PORTFOLIO TURNOVER RATE                                                    30.53%            8.87%



+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period 6/23/2003 through 6/30/2003.
(f) Total return for the period 6/30/2003 through 10/31/2003.

NOTES

TO OBTAIN INFORMATION:              ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on each Fund is available free upon request, including the
account inquiries call the             following:
Fund at: 800-821-5129. For
literature requests call the           ANNUAL/SEMI-ANNUAL REPORT
Fund at: 800-874-3733.
                                       The Fund's Annual and Semi-Annual Reports contain more information about
BY MAIL. Write to the Fund at:         each Fund's investments and performance. The Annual Report also includes
The Lord Abbett Family of              details about the market conditions and investment strategies that had a
Funds                                  significant effect on each Fund's performance during the last fiscal year.
90 Hudson Street
Jersey City, NJ 07302-3973             STATEMENT OF ADDITIONAL INFORMATION ("SAI")

VIA THE INTERNET.                      Provides more details about the Fund and its policies. A current SAI is on
LORD, ABBETT & CO. LLC                 file with the Securities and Exchange Commission ("SEC") and is
www.LordAbbett.com                     incorporated by reference (is legally considered part of this prospectus).
Text only versions of Fund
documents can be viewed online
or downloaded from the SEC:
www.sec.gov.

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBET(R) LOGO]

Lord Abbett Mutual Fund shares
      are distributed by:
  LORD ABBETT DISTRIBUTOR LLC                   Lord Abbett Securities Trust                         LST-LCV-Y-1
      90 Hudson Street -                          Lord Abbett Large-Cap Value Fund                   (3/05)
Jersey City, New Jersey 07302-3973

                                    SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]



LORD ABBETT                                                     March 1,
 Micro-Cap Growth Fund                                           2005
 Micro-Cap Value Fund

                                                               PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Class A shares of the Funds are neither offered to the general public nor are available in all states. Please call 800-821-5129 for further information.

                                TABLE OF CONTENTS


                                                                         PAGE
                   THE FUNDS

    Information about  Micro-Cap Growth Fund                               2
  the goal, principal  Micro-Cap Value Fund                                8
strategy, main risks,  Additional Investment Information                   14
    performance, fees  Management                                          16
         and expenses

                  YOUR INVESTMENT

      Information for  Purchases                                           18
             managing  Sales Compensation                                  29
            your Fund  Opening Your Account                                34
              account  Redemptions                                         36
                       Distributions and Taxes                             37
                       Services For Fund Investors                         38

             FINANCIAL INFORMATION

 Financial Highlights  Micro-Cap Growth Fund                               41
                       Micro-Cap Value Fund                                42

            ADDITIONAL INFORMATION

    How to learn more  Back Cover
  about the Funds and
    other Lord Abbett
                Funds

                                                           MICRO-CAP GROWTH FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. We consider companies having a market capitalization of less than $500 million at the time of purchase to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                           MICRO-CAP GROWTH FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with MICRO-CAP and GROWTH STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

2001                               17.0%
2002                              -31.0%
2003                               49.3%
2004                               25.9%

BEST QUARTER      4th Q '01       +29.3%
WORST QUARTER     3rd Q '02       -21.8%

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                           MICRO-CAP GROWTH FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                 LIFE OF
SHARE CLASS                                       1 YEAR         FUND(1)
Class A Shares
 Return Before Taxes                               18.67%          -0.20%
 Return After Taxes
  on Distributions                                 18.19%          -1.67%
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                              12.69%          -1.05%
Center for Research
Security Prices Index
"CRSP 9-10 Index"(2)
 (reflects no deduction for fees,
 expenses, or taxes)                               16.74%          15.63%(3)
Russell 2000(R) Growth Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                         14.31%          -3.46%(3)


(1)  The date of commencement of operations for Class A shares is 5/1/00.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. The CRSP 9-10 Index is compiled by the Financial Research Center, University of Chicago Graduate School of Business, and represents micro-cap stocks. These stocks have a market capitalization range of $6.3 million to $601.8 million.
(3) Represents total return for the period 4/30/00 - 12/31/04, to correspond with the Class A period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                    CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
 (as a % of offering price)                                            5.75%(1)

Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                  none(3)

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
 (See "Management")                                                    1.50%

Distribution and Service
 (12b-1) Fees(4)                                                       0.25%

Other Expenses                                                         0.77%

Total Annual Fund Operating Expenses                                   2.52%

Expense Reimbursement(5)                                               0.42%

Net Expenses(5)                                                        2.10%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class A Net Expenses at an aggregate rate of 2.10% of average daily net assets attributable to Class A shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                           MICRO-CAP GROWTH FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS           1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A Shares        $  776    $ 1,277     $ 1,803     $  3,237


You would have paid the following expenses if you did not redeem your shares.


                      1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A Shares        $  776    $ 1,277     $ 1,803     $  3,237

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. We consider companies having a market capitalization of less than $500 million at the time of purchase to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, MICRO-CAP STOCKS are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

                                                            MICRO-CAP VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and VALUE STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            MICRO-CAP VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

2001                                 27.4%
2002                                 -3.8%
2003                                 46.2%
2004                                 25.0%

BEST QUARTER    2nd Q '03           +26.2%
WORST QUARTER   3rd Q '02           -18.0%

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            MICRO-CAP VALUE FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                    LIFE OF
SHARE CLASS                                          1 YEAR         FUND(1)
Class A Shares
 Return Before Taxes                                  17.75%          23.26%

 Return After Taxes
  on Distributions                                    15.37%          20.01%

 Return After Taxes
  on Distributions and
  Sale of Fund Shares                                 13.46%          18.58%

Center for Research
Security Prices Index
"CRSP 9-10 Index"(2)
(reflects no deduction for fees,
expenses, or taxes)                                   16.74%          15.63%(3)

Russell 2000((R)) Value Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                                  22.25%          17.47%(3)


(1)  The date of commencement of operations for Class A shares is 5/1/00.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. The CRSP 9-10 Index is compiled by the Financial Research Center, University of Chicago Graduate School of Business, and represents micro-cap stocks. These stocks have a market capitalization range of $6.3 million to $601.8 million.
(3) Represents total return for the period 4/30/00 - 12/31/04, to correspond with Class A period shown.

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                    CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)(1)                                         5.75%
Maximum Deferred
Sales Charge
 (See "Purchases")(2)                                                  none(3)
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
 (See "Management")                                                    1.50%
Distribution and Service
 (12b-1) Fees(4)                                                       0.25%
Other Expenses                                                         0.52%
Total Annual Fund Operating Expenses                                   2.27%
Expense Reimbursement(5)                                               0.17%
Net Expenses(5)                                                        2.10%


(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class A Net Expenses at an aggregate rate of 2.10% of average daily net assets attributable to Class A shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            MICRO-CAP VALUE FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A Shares       $  776     $ 1,228     $ 1,706     $  3,018


You would have paid the following expenses if you did not redeem your shares.


                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A Shares       $  776     $ 1,228     $ 1,706     $  3,018

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although each of the Funds may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.



     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. The annual rate is 1.5% of each Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     MICRO-CAP GROWTH FUND. Leslie-Jane Dixon, Partner and Investment Manager, heads the Fund's team; the other senior member is John J. DiChiaro. Ms. Dixon joined Lord Abbett in 1995. Mr. DiChiaro, Partner and Senior Strategy Coordinator - Small Cap Growth, joined Lord Abbett in 2000 from Wafra Investment Advisory Group where he served as Vice President.


     MICRO-CAP VALUE FUND. Gerard S.E. Heffernan, Jr., heads the Fund's team; the other senior member is Robert P. Fetch. Mr. Heffernan, Partner and Investment Manager, joined Lord Abbett in 1998. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1996.

                                 YOUR INVESTMENT

PURCHASES


     As of the date of this Prospectus, the Funds offer Class A shares only to employees, partners, officers, directors or trustees of Lord Abbett-sponsored funds; the spouses and children under the age of 21 of such persons; retired persons who formerly held such positions; and trusts and foundations established by any of such persons. These are the only individuals who are eligible Purchasers (as defined below) with respect to Class A shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account." In the future, Class A shares may be offered to other investors in which case a front-end sales charge normally will be added to the NAV as described below.

     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performance. To the extent the Funds invest in securities that are thinly traded or relatively illiquid the Funds may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Funds calculate their NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose,


[SIDENOTE]

     FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Funds' shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Funds exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Funds, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Funds' shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.



--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------



                                                                      MAXIMUM
                                                        TO COMPUTE   DEALER'S
                              AS A          AS A        OFFERING    CONCESSION
                              % OF          % OF          PRICE        (% OF
                            OFFERING        YOUR         DIVIDE      OFFERING
YOUR INVESTMENT               PRICE       INVESTMENT     NAV BY       PRICE)
------------------------------------------------------------------------------
Less than $50,000             5.75%         6.10%        .9425         5.00%

$50,000 to $99,999            4.75%         4.99%        .9525         4.00%

$100,000 to $249,999          3.95%         4.11%        .9605         3.25%

$250,000 to $499,999          2.75%         2.83%        .9725         2.25%

$500,000 to $999,999          1.95%         1.99%        .9805         1.75%

$1,000,000                  No Sales
 and over                    Charge                     1.0000            +



+ See "Dealer Concessions Class A Share Purchases without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     a discount if you qualify under either of the following conditions:

     - Rights of Accumulation - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - Letter of Intention - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.


     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).


     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or

     - purchases by non-U.S. pension funds or insurance companies by or through local intermediaries, provided that the Class A shares have been approved by and/or registered with a relevant local authority and that Lord Abbett Distributor has entered into special arrangements with a local financial intermediary in connection with the distribution or placement of such shares.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC").


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett

     Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                     FRONT-END
CLASS A INVESTMENTS                  SALES CHARGE*   DEALER'S CONCESSION
------------------------------------------------------------------------
First $5 million                     None            1.00%

Next $5 million above that           None            0.55%

Next $40 million above that          None            0.50%

Over $50 million                     None            0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts


     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                                           CLASS A
-----------------------------------------------------
Service                                           .25%

Distribution                                      .10%*


* Until October 1, 2004 Class A shares also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A share investment bears to the total investment.


AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     The Rule 12b-1 plans for Class A shares provide that the maximum payments that may be authorized by the Board are .50%. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A shares for activities that are primarily intended to result in the sale of such Class A shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to

     Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to Your Investmentthe Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Funds with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                                $ 1,000

     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code   $   250

     -  Uniform Gift to Minor Account                  $   250

     -  Invest-A-Matic                                 $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Funds must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe
   By Mary B. Doe, President

   [Date]

[SEAL]

     Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     Redemptions in Kind. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC       You may make fixed, periodic investments ($250 initial and
(Dollar-cost         $50 subsequent minimum) into your Fund account by means of
averaging)           automatic money transfers from your bank checking account.
                     See the attached Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC           You may make regular withdrawals from most Lord
WITHDRAWAL           Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")         paid to you from your account in fixed or variable amounts.
                     To establish a SWP, the value of your shares for Class A
                     must be at least $10,000, except in the case of a SWP
                     established for Retirement and Benefit Plans, for which
                     there is no minimum. Your shares must be in non-certificate form.

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.


Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                           MICRO-CAP GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                      CLASS A SHARES
                                          -----------------------------------------------------------------------
                                                              YEAR ENDED 10/31                        5/1/2000(c)
                                          --------------------------------------------------------        TO
PER SHARE OPERATING PERFORMANCE              2004           2003           2002           2001        10/31/2000
NET ASSET VALUE, BEGINNING OF PERIOD      $     10.87    $      7.51    $      9.49    $     13.18    $     16.76

INVESTMENT OPERATIONS

 Net investment income (loss)(a)                 (.23)          (.14)          (.02)            --(e)        (.01)

 Net realized and unrealized gain (loss)         1.24           3.50          (1.95)         (1.34)         (3.57)

TOTAL FROM INVESTMENT OPERATIONS                 1.01           3.36          (1.97)         (1.34)         (3.58)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                             --             --           (.01)          (.01)            --

 Net realized gain                                 --             --             --          (2.34)            --

TOTAL DISTRIBUTIONS                                --             --           (.01)         (2.35)            --

NET ASSET VALUE, END OF PERIOD            $     11.88    $     10.87    $      7.51    $      9.49    $     13.18

TOTAL RETURN(b)                                  9.29%         44.74%        (20.81)%       (11.30)%       (21.36)%(d)

RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and
  expense reductions                             2.10%          1.75%           .38%           .38%           .18%(d)

 Expenses, excluding waiver and
  expense reductions                             2.52%          2.84%          2.99%          4.02%          1.36%(d)

 Net investment income (loss)                   (1.91)%        (1.60)%         (.24)%          .04%          (.04)%(d)

                                                             YEAR ENDED 10/31                         5/1/2000(c)
                                          --------------------------------------------------------         TO
SUPPLEMENTAL DATA:                           2004           2003           2002           2001        10/31/2000
NET ASSETS, END OF PERIOD (000)           $     4,726    $     4,655    $     2,698    $     2,266    $     2,160

PORTFOLIO TURNOVER RATE                         79.07%        126.71%         34.08%         80.17%        103.33%



(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.

(d)  Not annualized.
(e)  Amount is less than $.01.

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                       CLASS A SHARES
                                          -----------------------------------------------------------------------
                                                              YEAR ENDED 10/31                        5/1/2000(c)
                                          --------------------------------------------------------         TO
PER SHARE OPERATING PERFORMANCE              2004           2003           2002           2001        10/31/2000
NET ASSET VALUE, BEGINNING OF PERIOD      $     21.43    $     15.56    $     15.68    $     15.90    $     13.13

INVESTMENT OPERATIONS

 Net investment income (loss)(a)                 (.27)          (.14)           .05            .10            .07

 Net realized and unrealized gain                4.31           6.69            .60           2.20           2.70

TOTAL FROM INVESTMENT OPERATIONS                 4.04           6.55            .65           2.30           2.77

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                           (.30)          (.05)          (.05)          (.14)            --

 Net realized gain                              (1.28)          (.63)          (.72)         (2.38)            --

TOTAL DISTRIBUTIONS                             (1.58)          (.68)          (.77)         (2.52)            --

NET ASSET VALUE, END OF PERIOD            $     23.89    $     21.43    $     15.56    $     15.68    $     15.90

TOTAL RETURN(b)                                 20.08%         43.80%          4.12%         17.16%         21.10%(d)

RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and
  expense reductions                             2.10%          1.73%           .38%           .38%           .17%(d)

 Expenses, excluding waiver and
  expense reductions                             2.27%          2.18%          2.76%          3.08%          1.50%(d)

 Net investment income (loss)                   (1.22)%         (.84)%          .31%           .64%           .49%(d)

                                                              YEAR ENDED 10/31                        5/1/2000(c)
                                          --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                           2004           2003           2002           2001        10/31/2000
NET ASSETS, END OF PERIOD (000)           $    10,838    $     8,892    $     5,442    $     4,889    $     2,032

PORTFOLIO TURNOVER RATE                         36.97%         48.55%         36.02%         52.63%         82.02%



(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering of class shares.
(d)  Not annualized.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

TO OBTAIN INFORMATION:              ADDITIONAL INFORMATION


BY TELEPHONE. For shareholder
account inquiries call the            More information on each Fund is available
Funds at: 800-821-5129. For           free upon request, including the following:
literature requests call the
Funds at: 800-874-3733.               ANNUAL/SEMI-ANNUAL REPORT


BY MAIL. Write to the Funds at:       The Funds' Annual and Semi-Annual Reports
The Lord Abbett Family of Funds       contain more information about each Fund's
90 Hudson Street                      investments and performance. The Annual
Jersey City, NJ 07302-3973            Report also includes details about the
                                      market conditions and investment strategies
VIA THE INTERNET.                     that had a significant effect on each Fund's
LORD, ABBETT & CO. LLC                performance during the last fiscal year.
www.LordAbbett.com

Text only versions of Fund            STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online
or downloaded from the SEC:           Provides more details about the Funds and
www.sec.gov.                          their policies. A current SAI is on file
                                      with the Securities and Exchange Commission
You can also obtain copies by         ("SEC") and is incorporated by reference (is
visiting the SEC's Public             legally considered part of this prospectus).
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]



  Lord Abbett Mutual Fund shares      Lord Abbett Securities Trust
        are distributed by:             Lord Abbett Micro-Cap Growth Fund   LAMC-1
    LORD ABBETT DISTRIBUTOR LLC         Lord Abbett Micro-Cap Value Fund    (3/05)
        90 Hudson Street -
Jersey City, New Jersey 07302-3973


                                      SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT                                                       MARCH 1,

 MICRO-CAP GROWTH FUND                                              2005

 MICRO-CAP VALUE FUND
                                                                 PROSPECTUS
                                                               CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF THE FUNDS ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR ARE AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                            PAGE
                   THE FUNDS

    Information about  Micro-Cap Growth Fund                                 2
  the goal, principal  Micro-Cap Value Fund                                  7
strategy, main risks,  Additional Investment Information                     12
   performance, fees,  Management                                            14
         and expenses

                  YOUR INVESTMENT

      Information for  Purchases                                             16
             managing  Redemptions                                           26
            your Fund  Distributions and Taxes                               29
              account  Services For Fund Investors                           30

             FINANCIAL INFORMATION

 Financial Highlights  Micro-Cap Growth Fund                                 31
                       Micro-Cap Value Fund                                  32

            ADDITIONAL INFORMATION

    How to learn more  Back Cover
  about the Funds and
    other Lord Abbett
                Funds

                                                           MICRO-CAP GROWTH FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. We consider companies having a market capitalization of less than $500 million at the time of purchase to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP GROWTH FUND refers to the Lord Abbett Micro-Cap Growth Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                           MICRO-CAP GROWTH FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES

2000     -22.9%
2001      17.4%
2002     -30.7%
2003      49.7%
2004      26.2%

BEST QUARTER      4th Q '01   +29.3%
WORST QUARTER     3rd Q '02   -21.7%

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of two broad-based securities market indices.


     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                           MICRO-CAP GROWTH FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                   LIFE OF
SHARE CLASS                              1 YEAR      5 YEARS       FUND(1)
Class Y Shares
 Return Before Taxes                      26.21%        3.47%         6.65%

 Return After Taxes on Distributions      25.70%        2.01%         4.64%

 Return After Taxes on Distributions
  and Sale of Fund Shares                 17.62%        2.08%         4.45%

 Center for Research Security
 Prices Index "CRSP 9-10 Index"(2)
 (reflects no deduction for
 fees, expenses, or taxes)                16.74%       15.93%        17.92%(3)

 Russell 2000(R)Growth Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                14.31%      -3.57%          1.63%(3)


(1)  The date Class Y shares were first offered to the public is 7/9/99.

(2) The performance of the indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 7/31/99 - 12/31/04 to correspond with Class Y period shown.


[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
(as a % of offering price)                                                  none

Maximum Deferred Sales Charge                                               none

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from fund assets) (as a % of average net assets)

Management Fees (See "Management")                                          1.50%

Other Expenses                                                              0.77%

Total Annual Fund Operating Expenses                                        2.27%

Expense Reimbursement(1)                                                    0.42%

Net Expenses(1)                                                             1.85%



(1) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of 1.85% of average daily net assets attributable to Class Y shares.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS            1 YEAR   3 YEARS    5 YEARS    10 YEARS
Class Y Shares         $  188   $   669    $ 1,177    $  2,573



You would have paid the following expenses if you did not redeem your shares:



SHARE CLASS            1 YEAR   3 YEARS    5 YEARS    10 YEARS
Class Y Shares         $  188   $   669    $ 1,177    $  2,573


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            MICRO-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days notice of any change in this 80% policy. We consider companies having a market capitalization of less than $500 million at the time of purchase to be micro-cap companies. This market capitalization threshold may vary in response to changes in the markets. Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, MICRO-CAP STOCKS are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR MICRO-CAP VALUE FUND refers to the Lord Abbett Micro-Cap Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

                                                            MICRO-CAP VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and VALUE STOCKS. The value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in micro-cap companies generally involves greater risks than investing in the stocks of larger companies. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, micro-cap company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            MICRO-CAP VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES

2000        36.0%
2001        27.9%
2002        -3.4%
2003        46.6%
2004        25.3%

BEST QUARTER     2nd Q '03   +26.3%
WORST QUARTER    3rd Q '02   -17.9%

     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of two broad-based securities market indices.

     The after-tax returns for Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                            MICRO-CAP VALUE FUND

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                    LIFE OF
SHARE CLASS                                1 YEAR       5 YEARS     FUND(1)
Class Y Shares
 Return Before Taxes                        25.32%        25.29%      23.70%

 Return After Taxes on Distributions        22.80%        22.12%      20.72%

 Return After Taxes on Distributions
  and Sale of Fund Shares                   18.49%        20.55%      19.27%

 Center for Research Security Prices
 Index "CRSP 9-10 Index"(2)
 (reflects no deduction for
 fees, expenses, or taxes)                  16.74%        15.93%      17.92%(3)

 Russell 2000(R) Value Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)                  22.25%        17.23%      14.91%(3)


(1)  The date Class Y shares were first offered to the public is 7/9/99.

(2) The performance of the indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 7/31/99 - 12/31/04 to correspond with Class Y period shown.

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
(as a % of offering price)                                                  none

Maximum Deferred Sales Charge                                               none

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")                                          1.50%

Other Expenses                                                              0.52%

Total Annual Fund Operating Expenses                                        2.02%

Expense Reimbursement(1)                                                    0.17%

Net Expenses(1)                                                             1.85%



(1) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses to the extent necessary to maintain Class Y Net Expenses at an aggregate rate of 1.85% of average daily net assets attributable to Class Y shares.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares       $  188   $   617   $ 1,072   $  2,334



You would have paid the following expenses if you did not redeem your shares:



SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Y Shares       $  188   $   617   $ 1,072   $  2,334


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although, each of the Funds may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

     PORTFOLIO TURNOVER RATE. The Micro-Cap Growth Fund took advantage of volatility in the markets in which it principally invests during the last fiscal year, which increased its portfolio turnover rate. The Fund typically expects a portfolio turnover rate of 75% to 100%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board of Trustees oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. The annual rate is 1.5% of each Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     MICRO-CAP GROWTH FUND. Leslie-Jane Dixon, Partner and Investment Manager, heads the Fund's team; the other senior member is John J. DiChiaro. Ms. Dixon joined Lord Abbett in 1995. Mr. DiChiaro, Partner and Senior Strategy Coordinator - Small Cap Growth, joined Lord Abbett in 2000 from Wafra Investment Advisory Group where he served as Vice President.


     MICRO-CAP VALUE FUND. Gerard S.E. Heffernan, Jr., Partner and Investment Manager heads the Fund's team; the other senior member is Robert P. Fetch. Mr. Heffernan joined Lord Abbett in 1998. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1996.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of each Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performance. To the extent the Funds invest in securities that are thinly traded or relatively illiquid the Funds may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Funds calculate their NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Funds' shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Funds exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Funds the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Funds' shares may be held through omnibus accounts.

     When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the

     Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.


     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Funds may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required;
     (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


REDEMPTIONS

     Redemptions of each Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]

[SEAL]

DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                           MICRO-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          CLASS Y SHARES
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2004              2003             2002             2001             2000
NET ASSET VALUE, BEGINNING OF YEAR         $      10.96      $       7.55     $       9.52     $      13.21     $      12.57

INVESTMENT OPERATIONS

 Net investment income (loss)(a)                   (.20)             (.11)             .01              .04              .04

 Net realized and unrealized gain (loss)           1.24              3.52            (1.95)           (1.35)            1.73

TOTAL FROM INVESTMENT OPERATIONS                   1.04              3.41            (1.94)           (1.31)            1.77

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                               --                --             (.03)            (.04)            (.02)

 Net realized gain                                   --                --               --            (2.34)           (1.11)

TOTAL DISTRIBUTIONS                                  --                --             (.03)           (2.38)           (1.13)

NET ASSET VALUE, END OF YEAR               $      12.00      $      10.96     $       7.55     $       9.52     $      13.21

TOTAL RETURN(b)                                    9.49%            45.17%          (20.42)%         (11.00)%          14.48%

RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and
  expense reductions                               1.85%+            1.42%             .00%             .00%             .00%

 Expenses, excluding waiver and
  expense reductions                               2.27%+            2.51%            2.61%            3.64%            2.33%

 Net investment income (loss)                     (1.66)%+          (1.27)%            .14%             .42%             .22%

                                                                         YEAR ENDED 10/31
                                           ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2004              2003             2002             2001             2000
NET ASSETS, END OF YEAR (000)              $      1,018      $          8     $          6     $          7     $          8

PORTFOLIO TURNOVER RATE                           79.07%           126.71%           34.08%           80.17%          103.33%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                          CLASS Y SHARES
                                           ---------------------------------------------------------------------------------
                                                                         YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                2004              2003             2002             2001             2000
NET ASSET VALUE, BEGINNING OF YEAR         $      21.53      $      15.63     $      15.72     $      15.92     $      10.75

INVESTMENT OPERATIONS

 Net investment income (loss)(a)                   (.22)             (.09)             .12              .16              .14

 Net realized and unrealized gain                  4.32              6.73              .59             2.19             5.19

TOTAL FROM INVESTMENT OPERATIONS                   4.10              6.64              .71             2.35             5.33

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                             (.35)             (.11)            (.08)            (.17)            (.09)

 Net realized gain                                (1.28)             (.63)            (.72)           (2.38)            (.07)

TOTAL DISTRIBUTIONS                               (1.63)             (.74)            (.80)           (2.55)            (.16)

NET ASSET VALUE, END OF YEAR               $      24.00      $      21.53     $      15.63     $      15.72     $      15.92

TOTAL RETURN(b)                                   20.36%            44.35%            4.51%           17.48%           50.12%

RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and
  expense reductions                               1.85%+            1.41%             .00%             .00%             .00%

 Expenses, excluding waiver
  and expense reductions                           2.02%+            1.86%            2.38%            2.70%            2.50%

 Net investment income (loss)                      (.97)%+           (.52)%            .69%            1.02%            1.15%

                                                                         YEAR ENDED 10/31
                                           ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                             2004              2003             2002             2001             2000
NET ASSETS, END OF YEAR (000)              $      1,763      $         21     $         15     $         14     $         12

PORTFOLIO TURNOVER RATE                           36.97%            48.55%           36.02%           52.63%           82.02%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on each Fund is available free upon
account inquiries call the Funds        request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:             ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.                           The Funds' Annual and Semi-Annual Reports contain more
                                        information about each Fund's investments and performance.
BY MAIL. Write to the Funds at: The     The Annual Report also includes details about the market
Lord Abbett Family of Funds 90          conditions and investment strategies that had a significant
Hudson Street Jersey City, NJ           effect on each Fund's performance during the last fiscal
07302-3973                              year.

VIA THE INTERNET.                       STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
LORD, ABBETT & CO. LLC                  Provides more details about the Funds and their policies. A
www.LordAbbett.com                      current SAI is on file with the Securities and Exchange
                                        Commission ("SEC") and is incorporated by reference (is
Text only versions of Fund              legally considered part of this prospectus).
documents can be viewed online or
downloaded from the SEC:
www.sec.gov.

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares
        are distributed by:                  Lord Abbett Securities Trust
    LORD ABBETT DISTRIBUTOR LLC                Lord Abbett Micro-Cap Growth Fund               LAMC-Y-1
         90 Hudson Street -                    Lord Abbett Micro-Cap Value Fund                (3/05)
Jersey City, New Jersey 07302-3973

                                        SEC FILE NUMBER: 811-7538

[LORD ABBETT LOGO]

                                                                        MARCH 1,

                                                                          2005

                                                                      PROSPECTUS

  LORD ABBETT
   ALL VALUE FUND
   INTERNATIONAL
     OPPORTUNITIES FUND
   ALPHA FUND

  AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CLASS P SHARES OF THE INTERNATIONAL OPPORTUNITIES FUND ARE CURRENTLY OFFERED BY THIS PROSPECTUS. CLASS P SHARES OF THE ALL VALUE FUND AND ALPHA FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                             PAGE
                     THE FUNDS

    Information about       All Value Fund                                    2
  the goal, principal       International Opportunities Fund                  9
strategy, main risks,       Alpha Fund                                        16
performance, fees and       Additional Investment Information                 24
             expenses       Management                                        27

                 YOUR INVESTMENT

      Information for       Purchases                                         30
        managing your       Sales Compensation                                45
         Fund account       Opening Your Account                              50
                            Redemptions                                       51
                            Distributions and Taxes                           53
                            Services For Fund Investors                       55

              FINANCIAL INFORMATION

 Financial highlights       All Value Fund                                    58
                            International Opportunities Fund                  62
                            Alpha Fund                                        66

              ADDITIONAL INFORMATION

    How to learn more       Back Cover
      about the Funds
            and other
    Lord Abbett Funds

                                                                  ALL VALUE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of U.S. and MULTINATIONAL COMPANIES that we believe are undervalued in all market capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small-company stocks. Although smaller companies may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

[SIDENOTE]

WE OR THE FUND OR ALL VALUE FUND refers to the Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                                  ALL VALUE FUND

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

                                                                  ALL VALUE FUND

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                                  ALL VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class C shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS C SHARES
--------------------------------------------------------------------------------

1995            +32.3%
1996           +18.39%
1997            +26.6%
1998            +14.6%
1999            +19.6%
2000             +8.5%
2001             -4.7%
2002            -14.8%
2003            +31.0%
2004            +15.0%

BEST QUARTER 4th Q '98          +18.4%
WORST QUARTER 3rd Q '02         -14.6%


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class C shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for


[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - LDFVX
         Class B - GILBX
         Class C - GILAX
         Class P - LAVPX

                                                                  ALL VALUE FUND


     Class A, Class B, and Class P shares are not shown in the table and will vary from those shown for Class C shares.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                                     LIFE OF
SHARE CLASS                            1 YEAR         5 YEARS         10 YEARS       FUND(1)
Class A Shares                          9.00%           5.20%               -          2.49%
Class B Shares                         10.98%           5.63%               -          0.07%
Class C Shares
Before Taxes                           15.04%           5.84%           13.68%        12.52%
Return After Taxes
 on Distributions                      14.82%           4.94%               -         11.28%
Return After Taxes
 on Distributions and
 Sales of Fund Shares                  10.00%           4.69%               -         10.54%
Class P Shares                         15.51%              -                -          7.52%
S&P 500/Barra Value Index(2)           15.71%           2.48%           12.24%         9.99%(3)
 (reflects no deduction for                                                            7.19%(4)
 fees, expenses, or taxes)                                                            11.01%(5)
                                                                                       5.07%(6)
Russell 3000(R) Value Index(2)         16.94%           6.10%           13.84%        11.93%(3)
 (reflects no deduction for                                                            9.21%(4)
 fees, expenses, or taxes)                                                            12.31%(5)
                                                                                       8.24%(6)


(1) The date each class was first offered to the public is: Class A - 7/15/96; Class B - 6/5/97; Class C - 1/3/94; and Class P - 8/15/01.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 7/31/96 - 12/31/04, to correspond with Class A period shown.
(4) Represents total return for the period 5/31/97 - 12/31/04, to correspond with Class B period shown.
(5) Represents total return for the period 12/31/93 - 12/31/04, to correspond with Class C period shown.
(6) Represents total return for the period 8/31/01 - 12/31/04, to correspond with Class P period shown.

                                                                  ALL VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                  CLASS A        CLASS B(1)      CLASS C       CLASS P
SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
 (as a % of offering price)                         5.75%(2)        none          none          none
Maximum Deferred
Sales Charge
 (See "Purchases")(3)                               none(4)         5.00%         1.00%(5)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
Management Fees
 (See "Management")                                 0.57%           0.57%         0.57%         0.57%
Distribution and Service
 (12b-1) Fees(6)(7)                                 0.36%(7)        1.00%         1.00%         0.45%
Other Expenses                                      0.30%           0.30%         0.30%         0.30%
Total Operating Expenses                            1.23%(7)        1.87%         1.87%         1.32%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                  ALL VALUE FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A Shares       $  693     $   943     $ 1,212    $  1,978
Class B Shares       $  690     $   888     $ 1,211    $  2,023
Class C Shares       $  290     $   588     $ 1,011    $  2,190
Class P Shares       $  134     $   418     $   723    $  1,590



You would have paid the following expenses if you did not redeem your shares.



                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A Shares       $  693     $   943     $ 1,212    $  1,978
Class B Shares       $  190     $   588     $ 1,011    $  2,023
Class C Shares       $  190     $   588     $ 1,011    $  2,190
Class P Shares       $  134     $   418     $   723    $  1,590

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of larger companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     - companies whose shares are attractively valued.

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL OPPORTUNITIES FUND (formerly known as the International Series) refers to the Lord Abbett International Opportunities Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

     confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1997       +19.7%
1998       +15.5%
1999       +27.3%
2000       -23.6%
2001       -31.3%
2002       -21.6%
2003       +42.5%
2004       +20.6%

BEST QUARTER 1st Q '98       +23.7%
WORST QUARTER 4th Q '00      -23.3%


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for


[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - LAIEX
         Class B - LINBX
         Class C - LINCX
         Class P - LINPX

                                                INTERNATIONAL OPPORTUNITIES FUND


     Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                      LIFE OF
SHARE CLASS                           1 YEAR         5 YEARS          FUND(1)
Class A Shares
  Before Taxes                         13.63%          -7.78%            2.05%
  Return After Taxes
   on Distributions                    13.63%          -7.98%            1.55%
  Return After Taxes
   on Distributions and
   Sales of Fund Shares                 8.86%          -6.55%            1.47%
Class B Shares                         15.74%          -7.49%            1.15%
Class C Shares                         19.74%          -7.23%            1.19%
Class P Shares                         20.74%          -6.58%           -1.36%
S&P/Citigroup US$500 Million -
 US$2.5 Billion                        29.48%           8.87%            7.21%(3)
World ex-U.S. Index(2)*
(reflects no deduction for fees,
expenses, or taxes)                                                      7.37%(4)
                                                                        11.08%(5)
MSCI EAFE(R) Index (6)                 20.70%          -0.80%            5.21%(3)
                                                                         4.76%(4)
                                                                         3.30%(5)


(1) The date each class was first offered to the public is : A - 12/13/96; B - 6/2/97; C - 6/2/97 and P - 3/9/99.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/96 - 12/31/04, to correspond with Class A period shown.
(4) Represents total return for the period 5/31/97 - 12/31/04, to correspond with Class B and Class C periods shown.
(5) Represents total return for the period 3/31/99 - 12/31/04, to correspond with Class P period shown.
(6) This Index includes companies with relatively large market capitalizations. Therefore, its performance is not necessarily representative of the Fund's performance.


[SIDENOTE]


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                INTERNATIONAL OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                    CLASS A        CLASS B(1)   CLASS C      CLASS P
SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                           5.75%(2)         none       none          none
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                 none(4)          5.00%      1.00%(5)      none
Redemption Fee
(as a % of amount redeemed
or exchanged)(6)                                     2.00%            2.00%      2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
Management Fees
(See "Management")                                   0.75%            0.75%      0.75%         0.75%
Distribution and Service
(12b-1) Fees(7)                                      0.35%            1.00%      1.00%         0.45%
Other Expenses                                       0.73%            0.73%      0.73%         0.73%
Total Operating Expenses                             1.83%            2.48%      2.48%         1.93%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) A 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less, other than shares acquired through the reinvestment of dividends or other distributions, or certain automatic or systematic investment plans. See "Your Investment - Redemptions."

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS           1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares        $  750    $ 1,117    $ 1,508    $  2,599
Class B Shares        $  751    $ 1,073    $ 1,521    $  2,656
Class C Shares        $  351    $   773    $ 1,321    $  2,816
Class P Shares        $  196    $   606    $ 1,042    $  2,254



You would have paid the following expenses if you did not redeem your shares.



                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares        $  750    $ 1,117    $ 1,508    $  2,599
Class B Shares        $  251    $   773    $ 1,321    $  2,656
Class C Shares        $  251    $   773    $ 1,321    $  2,816
Class P Shares        $  196    $   606    $ 1,042    $  2,254

                                                                      ALPHA FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in three underlying funds managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged S&P/Citigroup Small Cap World Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.

     As of the date of this Prospectus, the Fund invested the following approximate percentages in the underlying funds: 40% in the International Opportunities Fund, 30% in the Small-Cap Value Fund and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

[SIDENOTE]

WE OR THE FUND OR ALPHA FUND refers to the Alpha Series, a portfolio or series of the Trust.

UNDERLYING FUNDS in which the Fund invests are:
- LORD ABBETT DEVELOPING GROWTH FUND, INC. ("Developing Growth Fund")
- LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund") and
- LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE SERIES ("Small-Cap Value Fund")

FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged S&P/Citigroup Small Cap World Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or other objectives.

                                                                      ALPHA FUND

     Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the underlying fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities as described below.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

PRINCIPAL STRATEGIES AND MAIN RISKS OF ALPHA FUND'S UNDERLYING FUNDS

     The Alpha Fund invests in three Lord Abbett underlying funds: the International Opportunities Fund, the Small-Cap Value Fund and the Developing Growth Fund. The following is a brief description of their investment objectives and practices. No offer is made in this Prospectus of the Small-Cap Value Fund or the Developing Growth Fund.

     The investment objective of the International Opportunities Fund is long-term capital appreciation.

                                                                      ALPHA FUND


     This fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, this fund will diversify its investments among a number of different countries throughout the world. This fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion.

     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Under normal circumstances, this fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily. The Small-Cap Value Fund invests in securities that we believe are selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is long-term capital appreciation. This fund primarily invests in the common stocks of companies with above-average, long-term growth potential. Normally, at least 65% of its net assets are invested in the equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily.


     Both the Small-Cap Value Fund and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

                                                                      ALPHA FUND

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     The International Opportunities Fund may invest up to 100% of its net assets in securities of companies principally based outside the United States. Both the Small-Cap Value Fund and the Developing Growth Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

                                                                      ALPHA FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears. No performance is shown for Class P shares since the Fund has not issued Class P shares to date.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1999       +24.8%
2000        -5.7%
2001       -11.5%
2002       -20.9%
2003       +41.8%
2004       +16.8%

BEST QUARTER 2nd Q '03        +19.2%
WORST QUARTER 3rd Q '02       -19.5%

     The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

[SIDENOTE]

--------------------------------------------------------------------------------
Symbols: Class A - ALFAX
         Class B - ALFBX
         Class C - ALFCX

                                                                      ALPHA FUND


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                               LIFE OF
SHARE CLASS                          1 YEAR        5 YEARS     FUND(1)
Class A Shares
  Before Taxes                       10.10%        0.61%       2.67%
  Return After Taxes
   on Distributions                   9.87%        0.12%       2.18%
  Return After Taxes
   on Distributions and
   Sales of Fund Shares               6.56%        0.27%       2.02%
Class B Shares                       12.08%        0.96%       2.90%
Class C Shares                       16.07%        1.18%       2.91%
S&P/Citigroup Small Cap
  World Index(2)                     24.40%        9.26%       8.52%(3)


(1)  The date all classes were first offered to the public is 3/18/98.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 3/31/98 - 12/31/04, to correspond with the Class A, B, and C periods shown.

                                                                      ALPHA FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                  CLASS A       CLASS B(1)    CLASS C       CLASS P
SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales
  Charge on Purchases
  (as a % of offering price)                        5.75%(2)       none         none          none
Maximum Deferred
  Sales Charge
  (See "Purchases")(3)                              none(4)        5.00%        1.00%(5)      none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
Management Fees
  (See "Management")(6)(7)                          0.10%          0.10%        0.10%         0.10%
Distribution and Service
  (12b-1) Fees(8)                                   0.35%          1.00%        1.00%         0.45%
Other Expenses(6)                                   0.44%          0.44%        0.44%         0.44%
Underlying Funds'
  Expenses(9)                                       1.14%          1.14%        1.14%         1.14%
Total Operating
  Expenses(6)                                       2.03%          2.68%        2.68%         2.13%
Management Fee Waiver(7)                            0.10%          0.10%        0.10%         0.10%
Net Expenses(7)                                     1.93%          2.58%        2.58%         2.03%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(7) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to waive its management fee.
(8) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(9) Shareholders in the Alpha Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests. Because the amount of Alpha Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses. Total operating expenses less the management fee waiver and expenses assumed by underlying funds are 0.35% (Class A shares), 1.00% (Class B and Class C shares), and 0.45% (Class P shares).

                                                                      ALPHA FUND

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS            1 YEAR    3 YEARS   5 YEARS   10 YEARS
Class A Shares         $  760    $ 1,166   $ 1,597   $  2,790
Class B Shares         $  761    $ 1,123   $ 1,611   $  2,848
Class C Shares         $  361    $   823   $ 1,411   $  3,005
Class P Shares         $  206    $   657   $ 1,135   $  2,454



You would have paid the following expenses if you did not redeem your shares:



                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
Class A Shares         $  760    $ 1,166   $ 1,597   $  2,790
Class B Shares         $  261    $   823   $ 1,411   $  2,848
Class C Shares         $  261    $   823   $ 1,411   $  3,005
Class P Shares         $  206    $   657   $ 1,135   $  2,454

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques. In the case of the Alpha Fund, references to each Fund refers to the underlying funds.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     EMERGING COUNTRIES. The International Opportunities Fund may invest in emerging country securities. For these purposes Lord Abbett considers emerging markets to be those countries' markets not included in the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The International Opportunities Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the Fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the Fund may use foreign exchange transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses. Foreign currency transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the Fund cross-hedges, the Fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.


     Lord Abbett is entitled to the following fee for ALL VALUE FUND calculated as follows:

      .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2004 with respect to the All Value Fund was at an annual effective rate of 0.57% of 1% of the Fund's average daily net assets.

     For the fiscal year ended October 31, 2004, the management fee payable and paid to Lord Abbett was at an annual rate of .75 of 1% for INTERNATIONAL OPPORTUNITIES FUND.

     With respect to ALPHA FUND, effective March 1, 2004, the contractual management fee was reduced from .50 of 1% to .10 of 1% of the Fund's average daily net assets. For the fiscal year ended October 31, 2004, Lord Abbett waived its entire fee for Alpha Fund. Lord Abbett has contractually agreed to waive its fee for the fiscal year ending October 31, 2005.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of each Fund's, other than Alpha Fund, average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.


     ALL VALUE FUND. The investment management team is headed by Robert G. Morris. The other senior members of the team are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, Howard E. Hansen, and Gerard S. E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Builder, Equity Analyst on the Mid-Cap Value Team, joined Lord Abbett in 1998. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995. Mr. Heffernan, Partner and Research Analyst on the Small Cap Value team, joined Lord Abbett in 1998.

     INTERNATIONAL OPPORTUNITIES FUND. Harold Sharon and Vincent J. McBride head the investment management team. Robert G. Morris (see All Value Fund above) is a senior member of the team. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director.

     ALPHA SERIES. Robert G. Morris (see All Value Fund above) heads the team, which includes the senior managers of the three underlying funds: Robert P. Fetch, Small-Cap Value Fund (see All Value Fund above); and F. Thomas O'Halloran, Developing Growth Fund. Mr. O'Halloran, Partner and Investment Manager, joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst.

                                 YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities


[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Funds value their foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Funds. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performance.

     The International Opportunities Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     As an additional deterrent to excessive trading, the International Opportunities Fund imposes a redemption fee of 2.00% of the NAV of shares being redeemed or exchanged within ten business days of the purchase or exchange. The redemption fee is retained by the Fund. See "Your Investment
     - Redemptions" below for further information.

     The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Funds, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Funds' shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

SHARE CLASSES

--------------------------------------------------------------------------------

CLASS A   - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
          - generally lowest annual expenses due to lower 12b-1 fees
CLASS B   - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
          - automatically converts to Class A shares after eight years
CLASS C   - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
CLASS P   - available only to certain investors
          - no front-end sales charge and no CDSC
          - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                     MAXIMUM
                                                     TO COMPUTE      DEALER'S
                         AS A           AS A          OFFERING      CONCESSION
                         % OF           % OF           PRICE          (% OF
                       OFFERING         YOUR           DIVIDE        OFFERING
YOUR INVESTMENT         PRICE        INVESTMENT        NAV BY         PRICE)
-------------------------------------------------------------------------------
Less than $50,000        5.75%          6.10%           .9425         5.00%
$50,000 to $99,999       4.75%          4.99%           .9525         4.00%
$100,000 to $249,999     3.95%          4.11%           .9605         3.25%
$250,000 to $499,999     2.75%          2.83%           .9725         2.25%
$500,000 to $999,999     1.95%          1.99%           .9805         1.75%
$1,000,000             No Sales
 and over               Charge                         1.0000            +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the applicable Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

[SIDENOTE]


PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.



ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.


     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more,*

     - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees,*

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,*

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers)

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans
       under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or

     - purchases by non-U.S. pension funds or insurance companies by or through local intermediaries, provided that the Class A shares have been approved by and/or registered with a relevant local authority and that Lord Abbett Distributor has entered into special arrangements with a local financial intermediary in connection with the distribution or placement of such shares.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

--------------------------------------------------------------------------------
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                               FRONT-END
CLASS A INVESTMENTS            SALES CHARGE*       DEALER'S CONCESSION
----------------------------------------------------------------------
First $5 million               None                1.00%
Next $5 million above that     None                0.55%
Next $40 million above that    None                0.50%
Over $50 million               None                0.25%


* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE (CDSC)

--------------------------------------------------------------------------------


A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]


BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                 CONTINGENT DEFERRED SALES
THE DAY ON WHICH                  CHARGE ON REDEMPTION
THE PURCHASE ORDER                (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                      TO CHARGE)
On                        Before
                          1st             5.0%
1st                       2nd             4.0%
2nd                       3rd             3.0%
3rd                       4th             3.0%
4th                       5th             2.0%
5th                       6th             1.0%
on or after the 6th(2)                    None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

[SIDENOTE]


ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE             CLASS A      CLASS B       CLASS C       CLASS P
----------------------------------------------------------------
Service          .25%         .25%          .25%           .20%
Distribution     .10%*        .75%          .75%           .25%


* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its town expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                  $ 1,000
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code     $   250
     - Uniform Gift to Minor Account                    $   250
     - Invest-A-Matic                                   $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with

     Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     If you redeem or exchange shares of the International Opportunities Fund after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the International Opportunities Fund and is intended to discourage short-term investment in order to avoid transaction and other expenses caused by short-term investments, and to facilitate implementation of the Fund's portfolio management strategies and techniques. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A Matic and Systematic Withdrawal Plans). The International Opportunities Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the shortest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.


ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The All Value Fund expects to pay you dividends from its net investment income semi-annually, and the International Opportunities Fund and the Alpha Fund expect to pay such dividends annually. Each Fund expects to distribute any of its net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President
  [Date]

[SEAL]
     reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129. A 2.00% fee is charged on redemptions or exchanges of shares of the International Opportunities Fund held ten business days or less. See "Redemptions."

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC          You can make regular withdrawals from most Lord Abbett-
WITHDRAWAL          sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under
                    "CDSC" under "Purchases."
--------------------------------------------------------------------------------

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                                  ALL VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                              CLASS A SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      9.93     $      8.22     $      9.83     $     11.53     $     10.87
INVESTMENT OPERATIONS
 Net investment income(a)                               .06             .02             .01             .04             .05
 Net realized and unrealized gain (loss)               1.30            1.87            (.67)           (.83)           1.17
TOTAL FROM INVESTMENT OPERATIONS                       1.36            1.89            (.66)           (.79)           1.22
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.01)             --            (.02)           (.03)             --
 Net realized gain                                     (.10)           (.18)           (.93)           (.88)           (.56)
TOTAL DISTRIBUTIONS                                    (.11)           (.18)           (.95)           (.91)           (.56)
NET ASSET VALUE, END OF YEAR                    $     11.18     $      9.93     $      8.22     $      9.83     $     11.53
TOTAL RETURN(b)                                       13.80%          23.46%          (7.95)%         (7.26)%         11.44%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                           1.24%           1.38%           1.42%           1.42%           1.35%
 Expenses, excluding expense
  reductions                                           1.24%           1.38%           1.42%           1.43%           1.36%
 Net investment income                                  .53%            .25%            .13%            .40%            .48%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $ 1,268,285     $   452,098     $   189,698     $   166,406     $   136,038
PORTFOLIO TURNOVER RATE                               21.92%          36.39%          79.39%         103.11%          65.06%

                                                                  ALL VALUE FUND

                                                                              CLASS B SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      9.69     $      8.07     $      9.70     $     11.42     $     10.85
INVESTMENT OPERATIONS
 Net investment loss(a)                                (.01)           (.03)           (.04)           (.03)           (.02)
 Net realized and unrealized gain (loss)               1.26            1.83            (.66)           (.81)           1.15
TOTAL FROM INVESTMENT OPERATIONS                       1.25            1.80            (.70)           (.84)           1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   --              --              --              --(e)           --
 Net realized gain                                     (.10)           (.18)           (.93)           (.88)           (.56)
TOTAL DISTRIBUTIONS                                    (.10)           (.18)           (.93)           (.88)           (.56)
NET ASSET VALUE, END OF YEAR                    $     10.84     $      9.69     $      8.07     $      9.70     $     11.42
TOTAL RETURN(b)                                       12.98%          22.77%          (8.51)%         (7.86)%         10.80%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                1.87%           2.00%           2.03%           2.03%           2.00%
 Expenses, excluding expense reductions                1.87%           2.00%           2.03%           2.04%           2.01%
 Net investment loss                                   (.10)%          (.37)%          (.48)%          (.27)%          (.17)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $   185,775     $   100,272     $    47,423     $    39,188     $    17,453
PORTFOLIO TURNOVER RATE                               21.92%          36.39%          79.39%         103.11%          65.06%

ALL VALUE FUND

                                                                              CLASS C SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      9.66     $      8.05     $      9.67     $     11.38     $     10.81
INVESTMENT OPERATIONS
 Net investment loss(a)                                (.01)           (.03)           (.03)           (.01)           (.02)
 Net realized and unrealized gain (loss)               1.26            1.82            (.66)           (.82)           1.15
TOTAL FROM INVESTMENT OPERATIONS                       1.25            1.79            (.69)           (.83)           1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   --              --              --              --(e)           --
 Net realized gain                                     (.10)           (.18)           (.93)           (.88)           (.56)
TOTAL DISTRIBUTIONS                                    (.10)           (.18)           (.93)           (.88)           (.56)
NET ASSET VALUE, END OF YEAR                    $     10.81     $      9.66     $      8.05     $      9.67     $     11.38
TOTAL RETURN(b)                                       13.02%          22.70%          (8.42)%         (7.70)%         10.74%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                1.87%           2.00%           1.89%           1.98%           2.00%
 Expenses, excluding expense reductions                1.87%           2.00%           1.89%           1.99%           2.01%
 Net investment loss                                   (.10)%          (.37)%          (.34)%          (.14)%          (.17)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $   389,161     $   200,025     $   112,052     $   112,299     $   112,776
PORTFOLIO TURNOVER RATE                               21.92%          36.39%          79.39%         103.11%          65.06%

                                                                  ALL VALUE FUND

                                                                          CLASS P SHARES
                                                -----------------------------------------------------------
                                                               YEAR ENDED 10/31                 8/15/2001(c)
                                                -------------------------------------------          TO
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002          10/31/2001
NET ASSET VALUE, BEGINNING OF PERIOD            $      9.88     $      8.19     $      9.83     $     10.85
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .05             .01              --(e)           --(e)
 Net realized and unrealized gain (loss)               1.30            1.86            (.66)          (1.02)
TOTAL FROM INVESTMENT OPERATIONS                       1.35            1.87            (.66)          (1.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.01)             --            (.05)             --
 Net realized gain                                     (.10)           (.18)           (.93)             --
TOTAL DISTRIBUTIONS                                    (.11)           (.18)           (.98)             --
NET ASSET VALUE, END OF PERIOD                  $     11.12     $      9.88     $      8.19     $      9.83
TOTAL RETURN(b)                                       13.71%          23.30%          (8.04)%         (9.40)%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                1.32%+          1.45%           1.48%            .31%(d)
 Expenses, excluding expense reductions                1.32%+          1.45%           1.48%            .31%(d)
 Net investment income (loss)                           .45%+           .18%            .07%           (.01)%(d)



                                                               YEAR ENDED 10/31                 8/15/2001(c)
                                                -------------------------------------------          TO
SUPPLEMENTAL DATA:                                 2004            2003            2002          10/31/2001
NET ASSETS, END OF PERIOD (000)                 $     4,895     $     1,280     $       368     $         1
PORTFOLIO TURNOVER RATE                               21.92%          36.39%          79.39%         103.11%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Amount is less than $.01.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                              CLASS A SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      8.41     $      6.29     $      7.78     $     14.48     $     13.90
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .02             .08             .03            (.06)           (.08)
 Net realized and unrealized gain (loss)               1.33            2.09           (1.52)          (6.56)           1.54
TOTAL FROM INVESTMENT OPERATIONS                       1.35            2.17           (1.49)          (6.62)           1.46
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.15)           (.05)             --              --            (.06)
 Net realized gain                                       --              --              --            (.08)           (.82)
TOTAL DISTRIBUTIONS                                    (.15)           (.05)             --            (.08)           (.88)
NET ASSET VALUE, END OF YEAR                    $      9.61     $      8.41     $      6.29     $      7.78     $     14.48
TOTAL RETURN(b)                                       16.31%          35.07%         (19.16)%        (45.92)%         10.97%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                1.83%           2.11%           1.89%           2.07%           1.80%
 Expenses, excluding expense reductions                1.83%           2.11%           1.89%           2.08%           1.80%
 Net investment income (loss)                           .26%           1.11%            .50%           (.55)%          (.53)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    67,314     $    55,230     $    44,975     $    71,591     $   135,701
PORTFOLIO TURNOVER RATE                               75.56%          72.36%          82.38%          65.26%          35.14%

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                              CLASS B SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      8.20     $      6.13     $      7.65     $     14.31     $     13.75
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                       (.04)            .03            (.02)           (.11)           (.17)
 Net realized and unrealized gain (loss)               1.30            2.05           (1.50)          (6.47)           1.55
TOTAL FROM INVESTMENT OPERATIONS                       1.26            2.08           (1.52)          (6.58)           1.38
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.09)           (.01)             --              --              --(c)
 Net realized gain                                       --              --              --            (.08)           (.82)
TOTAL DISTRIBUTIONS                                    (.09)           (.01)             --            (.08)           (.82)
NET ASSET VALUE, END OF YEAR                    $      9.37     $      8.20     $      6.13     $      7.65     $     14.31
TOTAL RETURN(b)                                       15.61%          33.89%         (19.87)%        (46.19)%         10.42%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                2.48%           2.73%           2.69%           2.59%           2.35%
 Expenses, excluding expense reductions                2.48%           2.73%           2.69%           2.60%           2.36%
 Net investment income (loss)                          (.39)%           .49%           (.30)%         (1.07)%         (1.09)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    21,962     $    17,978     $    13,174     $    17,743     $    33,124
PORTFOLIO TURNOVER RATE                               75.56%          72.36%          82.38%          65.26%          35.14%

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                              CLASS C SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      8.19     $      6.12     $      7.61     $     14.30     $     13.75
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                       (.04)            .07              --(c)         (.13)           (.17)
 Net realized and unrealized gain (loss)               1.30            2.04           (1.49)          (6.48)           1.54
TOTAL FROM INVESTMENT OPERATIONS                       1.26            2.11           (1.49)          (6.61)           1.37
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.13)           (.04)             --              --              --(c)
 Net realized gain                                       --              --              --            (.08)           (.82)
TOTAL DISTRIBUTIONS                                    (.13)           (.04)             --            (.08)           (.82)
NET ASSET VALUE, END OF YEAR                    $      9.32     $      8.19     $      6.12     $      7.61     $     14.30
TOTAL RETURN(b)                                       15.61%          34.67%         (19.58)%        (46.43)%         10.35%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                2.48%           2.73%           2.36%           2.83%           2.35%
 Expenses, excluding expense reductions                2.48%           2.73%           2.36%           2.84%           2.36%
 Net investment income (loss)                          (.39)%           .99%            .03%          (1.32)%         (1.10)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    12,766     $    10,323     $     7,823     $    11,399     $    25,546
PORTFOLIO TURNOVER RATE                               75.56%          72.36%          82.38%          65.26%          35.14%

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                              CLASS P SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $      8.47     $      6.31     $      7.82     $     14.51     $     13.91
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .01             .10             .03            (.06)           (.08)
 Net realized and unrealized gain (loss)               1.35            2.10           (1.54)          (6.55)           1.55
TOTAL FROM INVESTMENT OPERATIONS                       1.36            2.20           (1.51)          (6.61)           1.47
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 (.12)           (.04)             --              --            (.05)
 Net realized gain                                       --              --              --            (.08)           (.82)
TOTAL DISTRIBUTIONS                                    (.12)           (.04)             --            (.08)           (.87)
NET ASSET VALUE, END OF YEAR                    $      9.71     $      8.47     $      6.31     $      7.82     $     14.51
TOTAL RETURN(b)                                       16.37%          35.17%         (19.31)%        (45.75)%         11.03%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                1.93%+          2.18%+          2.14%           2.04%           1.80%
 Expenses, excluding expense reductions                1.93%+          2.18%+          2.14%           2.05%           1.80%
 Net investment income (loss)                           .16%+          1.00%+           .25%           (.55)%          (.51)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF PERIOD (000)                 $         1     $         1     $         1     $         1     $         1
PORTFOLIO TURNOVER RATE                               75.56%          72.36%          82.38%          65.26%          35.14%


+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Amount is less than $.01.

                                                                      ALPHA FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                              CLASS A SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $     14.38     $     10.62     $     12.96     $     17.46     $     15.21
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .10             .02            (.05)           (.05)           (.03)
 Net realized and unrealized gain (loss)               1.48            3.83           (1.70)          (3.82)           2.60
TOTAL FROM INVESTMENT OPERATIONS                       1.58            3.85           (1.75)          (3.87)           2.57
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   --              --              --            (.30)           (.21)
 Net realized gain                                       --            (.09)           (.59)           (.33)           (.11)
Total distributions                                      --            (.09)           (.59)           (.63)           (.32)
NET ASSET VALUE, END OF YEAR                    $     15.96     $     14.38     $     10.62     $     12.96     $     17.46
TOTAL RETURN(b)                                       10.99%          36.59%         (14.41)%        (22.67)%         17.10%
RATIOS TO AVERAGE NET ASSETS*
 Expenses, including expense reductions                 .36%            .39%            .37%            .36%            .40%
 Expenses, excluding expense reductions                1.03%           1.45%           1.37%           1.34%           1.33%
 Net investment income (loss)                           .63%            .13%           (.34)%          (.32)%          (.16)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    69,957     $    62,383     $    53,121     $    70,785     $    96,652
PORTFOLIO TURNOVER RATE                                2.59%           2.47%           1.75%          15.34%           1.54%

                                                                      ALPHA FUND

                                                                              CLASS B SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $     14.02     $     10.43     $     12.81     $     17.27     $     15.05
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .01            (.06)           (.12)           (.14)           (.13)
 Net realized and unrealized gain (loss)               1.43            3.74           (1.67)          (3.79)           2.58
TOTAL FROM INVESTMENT OPERATIONS                       1.44            3.68           (1.79)          (3.93)           2.45
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   --              --              --            (.20)           (.12)
 Net realized gain                                       --            (.09)           (.59)           (.33)           (.11)
TOTAL DISTRIBUTIONS                                      --            (.09)           (.59)           (.53)           (.23)
NET ASSET VALUE, END OF YEAR                    $     15.46     $     14.02     $     10.43     $     12.81     $     17.27
TOTAL RETURN(b)                                       10.27%          35.62%         (14.91)%        (23.21)%         16.40%
RATIOS TO AVERAGE NET ASSETS*
 Expenses, including expense reductions                1.01%           1.04%           1.00%           1.00%           1.00%
 Expenses, excluding expense reductions                1.68%           2.10%           2.00%           1.98%           1.93%
 Net investment income (loss)                           .03%           (.52)%          (.97)%          (.96)%          (.75)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    41,771     $    42,342     $    35,661     $    50,377     $    70,300
PORTFOLIO TURNOVER RATE                                2.59%           2.47%           1.75%          15.34%           1.54%

                                                                      ALPHA FUND

                                                                              CLASS C SHARES
                                                ---------------------------------------------------------------------------
                                                                             YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE                    2004            2003            2002            2001            2000
NET ASSET VALUE, BEGINNING OF YEAR              $     14.02     $     10.43     $     12.80     $     17.25     $     15.04
INVESTMENT OPERATIONS
 Net investment income (loss)(a)                        .01            (.06)           (.10)           (.14)           (.12)
 Net realized and unrealized gain (loss)               1.43            3.74           (1.68)          (3.78)           2.56
TOTAL FROM INVESTMENT OPERATIONS                       1.44            3.68           (1.78)          (3.92)           2.44
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   --              --              --            (.20)           (.12)
 Net realized gain                                       --            (.09)           (.59)           (.33)           (.11)
TOTAL DISTRIBUTIONS                                      --            (.09)           (.59)           (.53)           (.23)
NET ASSET VALUE, END OF YEAR                    $     15.46     $     14.02     $     10.43     $     12.80     $     17.25
TOTAL RETURN(b)                                       10.27%          35.62%         (14.77)%        (23.25)%         16.34%
RATIOS TO AVERAGE NET ASSETS*
 Expenses, including expense reductions                1.01%           1.04%            .89%           1.00%           1.00%
 Expenses, excluding expense reductions                1.68%           2.10%           1.89%           1.98%           1.93%
 Net investment income (loss)                           .03%           (.52)%          (.86)%          (.97)%          (.70)%

                                                                             YEAR ENDED 10/31
                                                ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2004             2003           2002             2001            2000
NET ASSETS, END OF YEAR (000)                   $    27,701     $    28,970     $    24,690     $    35,395     $    44,977
PORTFOLIO TURNOVER RATE                                2.59%           2.47%           1.75%          15.34%           1.54%



* Does not include expenses of the underlying funds in which the Fund invests.

(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

NOTES

NOTES

NOTES

NOTES

TO OBTAIN INFORMATION:                          ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder                   More information on each Fund is available free upon request,
account inquiries call the                      including the following:
Funds at: 800-821-5129. For
literature requests call the                    ANNUAL/SEMI-ANNUAL REPORT
Funds at: 800-874-3733.
                                                The Funds' Annual and Semi-Annual Reports contain more information about
BY MAIL. Write to each Fund                     each Fund's investments and perfomance. The Annual Report also includes
at: The Lord Abbett Family of                   details about the market conditions and investment strategies that had a
Funds 90 Hudson Street Jersey                   significant effect on each Fund's performance during the last fiscal year.
City, NJ 07302-3973
                                                STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
VIA THE INTERNET.
LORD, ABBETT & CO. LLC                          Provides more details about the Funds and their policies. A current SAI is
www.LordAbbett.com                              on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).
Text only versions of Fund
documents can be viewed online
or downloaded from the SEC:
www.sec.gov.

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington,
DC (phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or
by sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]
                                                 Lord Abbett Securities Trust
   Lord Abbett Mutual Fund shares                  Lord Abbett All Value Fund
        are distributed by:                        Lord Abbett International Opportunities Fund   LST-ED-1
   LORD ABBETT DISTRIBUTOR LLC                     Alpha Series                                   (3/05)
        90 Hudson Street -
  Jersey City, New Jersey 07302-3973

                           SEC FILE NUMBERS: 811-7538

[LORD ABBETT LOGO]

LORD ABBETT                                                   MARCH 1,

 ALL VALUE FUND                                                 2005

 INTERNATIONAL
   OPPORTUNITIES FUND                                        PROSPECTUS

 ALPHA FUND                                                CLASS Y SHARES



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                   THE FUNDS

    Information about  All Value Fund                                          2
  the goal, principal  International Opportunities Fund                        8
strategy, main risks,  Alpha Fund                                             14
performance, and fees  Additional Investment Information                      22
         and expenses  Management                                             25

                  YOUR INVESTMENT

      Information for  Purchases                                              28
        managing your  Redemptions                                            35
         Fund account  Distributions and Taxes                                38
                       Services For Fund Investors                            39

             FINANCIAL INFORMATION

 Financial highlights  All Value Fund                                         44
                       International Opportunities Fund                       45
                       Alpha Fund                                             46

            ADDITIONAL INFORMATION

    How to learn more  Back Cover
      about the Funds
            and other
    Lord Abbett Funds

                                                                  ALL VALUE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily purchases equity securities of U.S. and MULTINATIONAL COMPANIES that we believe are undervalued in all market capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will invest the remainder of its assets in mid-sized and small company securities. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company VALUE STOCKS may limit the Fund's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small-company stocks. Although smaller companies

[SIDENOTE]

WE OR THE FUND OR ALL VALUE FUND refers to the Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                                  ALL VALUE FUND

     may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

     We generally sell a stock when we think it seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached our valuation target.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what we think is their full value or may go down in value.

     Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records.

     They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns.

                                                                  ALL VALUE FUND

     Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                                  ALL VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. Performance for Class Y shares is not shown because the class has less than one year of performance. This chart does not reflect the sales charges applicable to Class C shares. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class C shares because Class Y shares have lower expenses.


[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES(1)

2004        +16.8%

BEST QUARTER 4th Q '04      +11.13%
WORST QUARTER 3rd Q '04      -0.27%

(1) Returns are for a class not offered in this Prospectus that would have substantially similar annual returns as Class Y because the shares are invested in the same portfolio of securities. Annual returns for Class Y would differ only to the extent that the classes do not have the same expenses.


     The table below shows how the average annual total returns of the Fund's Class C shares compare to those of two broad-based securities market indices.

                                                                  ALL VALUE FUND


     The after-tax returns of Class C shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                   LIFE OF
SHARE CLASS                            1 YEAR      FUND(1)
Class Y Shares
 Return Before Taxes                    16.18%      30.11%

 Return After Taxes
  on Distributions                      15.68%      29.61%

 Return After Taxes
  on Distributions and
  Sales of Fund Shares                  10.72%      25.74%

S&P 500/Barra Value Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                    15.71%      31.45%(3)

Russell 3000(R) Value Index(2)
 (reflects no deduction for fees,
 expenses, or taxes)                    16.94%      31.38%(3)


(1)  The date Class C shares were first offered to the public is 1/3/94.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/93 - 12/31/04, to correspond with Class C period shown.

                                                                  ALL VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none

Maximum Deferred Sales Charge                                               none

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
 (See "Management")                                                         0.57%

Other Expenses                                                              0.30%

Total Operating Expenses                                                    0.87%


================================================================================

EXAMPLE

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS             1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class Y Shares          $   89    $   278    $   482    $  1,073


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the Fund will diversify its investments among a number of different countries throughout the world. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of larger companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments for the Fund, we look for:

     - developing global trends to identify industries that will produce above-trend sales growth,

     - companies we see as having the best potential for sales and profit growth, and

     -  companies whose shares are attractively valued.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Although some of the companies in which the Fund may invest may

[SIDENOTE]

WE OR THE FUND OR INTERNATIONAL OPPORTUNITIES FUND (formerly known as the International Series), refers to the Lord Abbett International Opportunities Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

     exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

     Investing in foreign companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                     ---------------------------
                    INTERNATIONAL OPPORTUNITIES FUND Symbols: Class Y - LINYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES

1998       15.8%
1999       27.8%
2000      -23.2%
2001      -30.9%
2002      -21.7%
2003       43.2%
2004       21.0%

BEST QUARTER 1st Q '98       +23.8%
WORST QUARTER 4th Q '00      -23.2%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                INTERNATIONAL OPPORTUNITIES FUND

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                     LIFE OF
SHARE CLASS                                1 YEAR      5 YEARS       FUND(1)
Class Y Shares
 Return Before Taxes                        20.96%      -6.37%          0.94%

 Return After Taxes
  on Distributions                          20.93%      -6.61%          0.35%

 Return After Taxes
  on Distributions and
  Sale of Fund Shares                       13.62%      -5.44%          0.45%

S&P/Citigroup US $500 Million -
US $2.5 Billion
World ex-U.S. Index(2)*
 (reflects no deduction for fees,
 expenses, or taxes)                        29.48%       8.87%         10.78%(3)

MSCI(R) EAFE Index(4)
 (reflects no deduction for fees,
 expenses, or taxes)                        20.70%      -0.80%          5.67%(3)


(1)  The date of inception for Class Y shares is 12/30/97.
(2) The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/97 - 12/31/04, to correspond with Class Y period shown.

(4) This Index includes companies with relatively large market capitalizations. Therefore, its performance is not necessarily representative of the Fund's performance.
*    This Index has been renamed.

                                                INTERNATIONAL OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                                 none

Maximum Deferred Sales Charge                                               none

Redemption Fee
 (as a % of amount redeemed or exchanged)(1)                                2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
 (See "Management")                                                         0.75%

Other Expenses                                                              0.73%

Total Operating Expenses                                                    1.48%


(1) 2.00% fee is charged on redemptions or exchanges of shares held ten business days or less, other than shares acquired through the reinvestment of dividends or other distributions, or certain automatic or systematic investment plans. See "Your Investment - Redemptions."

================================================================================

EXAMPLE

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS            1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class Y Shares         $  151     $   468     $   808     $  1,768



You would pay the following expenses if you did not redeem your shares:



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class Y Shares         $   151    $   468     $   808     $  1,768


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                                      ALPHA FUND


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in three underlying funds managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged S&P/Citigroup Small Cap World Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.

     As of the date of this Prospectus, the Fund invested the following approximate percentages of its market value in the underlying funds: 40% in the International Opportunities Fund, 30% in the Small-Cap Value Fund and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

[SIDENOTE]

WE OR THE FUND OR ALPHA FUND refers to the Alpha Series, a portfolio or series of the Lord Abbett Securities Trust (the "Trust").

UNDERLYING FUNDS in which the Fund invests are:
-  LORD ABBETT DEVELOPING GROWTH FUND, INC. ("Developing Growth Fund")
- LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ("International Opportunities Fund") and
- LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE SERIES ("Small-Cap Value Fund")

FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged S&P/Citigroup Small Cap World Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or other objectives.

                                                                      ALPHA FUND


     Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them. The underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the underlying fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities as described below.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

PRINCIPAL STRATEGIES AND MAIN RISKS OF ALPHA FUND'S UNDERLYING FUNDS

     The Alpha Fund invests in three Lord Abbett underlying funds: the International Opportunities Fund, the Small-Cap Value Fund and the Developing Growth Fund. The following is a brief description of their investment objectives and practices. No offer is made in this Prospectus of the International Opportunities Fund, the Small-Cap Value Fund or the Developing Growth Fund.

     The investment objective of the International Opportunities Fund is long-term capital appreciation. This fund primarily

                                                                      ALPHA FUND


     invests in stocks of companies principally based outside the United States. Under normal circumstances, this fund will diversify its investments among a number of different countries throughout the world. This fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion.

     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Under normal circumstances, this fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily. The Small-Cap Value Fund invests in securities that we believe are selling at reasonable prices in relation to value.

     The Developing Growth Fund's investment objective is long-term capital appreciation. This fund primarily invests in the common stocks of companies with above-average, long-term growth potential. Normally, at least 65% of its net assets are invested in the equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely-used benchmark for small-cap stock performance. As of January 31, 2005, the market capitalization range of the Index was $198 million to $6.32 billion. This range varies daily.

     Both the Small-Cap Value Fund and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

                                                                      ALPHA FUND


     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     The International Opportunities Fund may invest up to 100% of its net assets in securities of companies principally based outside the United States. Both the Small-Cap Value Fund and the Developing Growth Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

                                                                      ALPHA FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the class has less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. This chart does not reflect the sales charges applicable to Class A shares. Class A shares are not offered by this Prospectus.


[CHART]

BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES

1999       24.8%
2000       -5.7%
2001      -11.5%
2002      -20.9%
2003       41.8%
2004       16.8%

BEST QUARTER 2nd Q '03      +19.2%
WORST QUARTER 3rd Q '02     -19.5%


     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                                      ALPHA FUND


     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004

--------------------------------------------------------------------------------


                                                                LIFE OF
SHARE CLASS                        1 YEAR        5 YEARS        FUND(1)
Class A Shares
 Return Before Taxes                10.10%          0.61%          2.67%

 Return After Taxes
  on Distributions                   9.87%          0.12%          2.18%

 Return After Taxes
  on Distributions and
  Sale of Fund Shares                6.56%          0.27%          2.02%

S&P/Citigroup Small Cap
World Index(2)                      24.40%          9.26%          8.52%(3)
(reflects no deduction for fees,
 expenses or taxes)



(1)  The date Class A was first offered to the public is 3/18/98.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 3/31/98 - 12/31/04, to correspond with the Class A period shown.

[SIDENOTE]

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                      ALPHA FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

================================================================================
FEE TABLE

--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
 (as a % of offering price)                                                 none

Maximum Deferred
Sales Charge                                                                none

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)(1)
Management Fees
 (See "Management")                                                         0.10%
Other Expenses(3)                                                           0.44%
Underlying Funds' Expense(2)                                                1.14%
Total Operating Expenses(3)                                                 1.68%
Management Fee Waiver(4)                                                    0.10%
Net Expenses(3)                                                             1.58%



(1)  The annual operating expenses are based on estimated expenses.
(2) Shareholders in the Alpha Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests. Because the amount of Alpha Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.
(3) These amounts have been restated from fiscal year amounts to reflect estimated current year fees and expenses.
(4) For the fiscal year ending October 31, 2005, Lord Abbett has contractually agreed to waive its management fee.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses. Total operating expenses less the management fee waiver and expenses assumed by underlying funds are 0.00% (Class Y shares).

                                                                      ALPHA FUND


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



SHARE CLASS           1 YEAR      3 YEARS       5 YEARS      10 YEARS
Class Y Shares        $  161      $   520       $   903      $  1,979



You would have paid the following expenses if you did not redeem your shares.



                      1 YEAR      3 YEARS       5 YEARS      10 YEARS
Class Y Shares        $  161      $   520       $   903      $  1,979



Total operating expenses less the management fee waiver and expenses assumed by underlying funds are 0.00% for Class Y Shares.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some investment techniques used by the Fund and some of the risks associated with those techniques. References to each Fund refers to the underlying funds.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     EMERGING COUNTRIES. The International Opportunities Fund may invest in emerging country securities. For these purposes Lord Abbett considers emerging markets to be those countries' markets not included in the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

     FOREIGN CURRENCY TRANSACTIONS. The International Opportunities Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The fund may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures. Currently, the fund generally does not intend to hedge most currency risks.

     There is no guarantee that these hedging activities will be successful, and they may result in losses. Although the fund may use foreign exchange transactions to hedge against adverse currency movements, foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the fund's hedging strategies will be ineffective. To the extent that the fund hedges against anticipated currency movements which do not occur, the fund may realize losses. Foreign currency transactions may subject the fund to the risk that the counterparty will be unable to honor its financial obligation to the fund, and the risk that relatively small market movements may result in large changes in the value of a foreign currency instrument. If the fund cross-hedges, the fund will face the risk that the foreign currency instrument purchased will not correlate as expected with the position being hedged. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of their first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.


MANAGEMENT


     BOARD OF TRUSTEES. The Board oversees the management of the business and affairs of their respective Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of each Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $93 billion in 50 mutual funds and other advisory accounts as of December 31, 2004.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     For the fiscal year ended October 31, 2004, the management fee payable and paid to Lord Abbett for each Fund was as follows:

     -  for International Opportunities Fund the annual rate was .75 of 1%,


     -  for All Value Fund the annual rate was calculated as follows:

        .75 of 1% on the first $200 million of average daily         net assets,
        .65 of 1% on the next $300 million,

        .50 of 1% of the Fund's assets over $500 million

     Lord Abbett is entitled to the following fee for ALL VALUE FUND calculated as follows:

        .75 of 1% on the first $200 million of average daily         net assets,
        .65 of 1% on the next $300 million,
        .50 of 1% of the Fund's assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2004 with respect to the All Value Fund was at an annual effective rate of 0.57% of 1% of the Fund's average daily net assets.

     - With respect to Alpha Fund, effective March 1, 2004, the contractual managment fee was reduced from .50 of 1% to .10 of 1% of the Fund's average daily net assets. For the fiscal year ended October 31, 2004, Lord Abbett waived its entire fee for Alpha Fund. Lord Abbett has contractually agreed to waive its fee for the fiscal year ending October 31, 2005.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at an annual rate of .04 of 1% of the Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.

     ALL VALUE FUND. The investment management team is headed by Robert G. Morris. The other senior members of the team are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, Howard E. Hansen, and Gerard S.E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Builder, Equity Analyst on the Mid-Cap Value Team, joined Lord Abbett in 1998. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995. Mr. Heffernan, Partner and Research Analyst on the Small Cap Value team, joined Lord Abbett in 1998.

     INTERNATIONAL OPPORTUNITIES FUND. Harold Sharon and Vincent J. McBride head the investment management team. Robert G. Morris is a senior member of the team. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management, joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director. (see All Value Fund above.)

     ALPHA FUND. Robert G. Morris heads the team, which includes the senior managers of the three underlying funds: Robert P. Fetch, Small-Cap Value Fund and F. Thomas O'Halloran, Developing Growth Fund. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. O'Halloran, Partner and Investment Manager, joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Funds value their foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Funds. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. A portion of the International Opportunities Fund's assets may be valued using fair value pricing.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing practices may disrupt management of the Funds raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. The Funds may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Funds' performance.

     The International Opportunities Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     As an additional deterrant to excessive trading, the International Opportunities Fund imposes a redemption fee of 2.00% of the NAV of shares being redeemed or exchanged within ten business days of the purchase or exchange. The redemption fee is retained by the Fund. See "Your Investment
     - Redemptions" below for further information.

     The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop excessive trading and market timing. We have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Lord Abbett has not adopted a particular rule-set for identifying undesirable trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, Lord Abbett generally will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. We may modify these procedures from time to time.

     If, based on these procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediaries in an omnibus environment (discussed further below), we will place a block on all further purchases or exchanges of the


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of the Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. If the investor elects to exchange or redeem Fund shares, the transaction may be subject to a CDSC or result in tax consequences.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will identify all such practices or that some investors will not employ tactics designed to evade detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts they maintain with the Fund, the Distributor's ability to monitor these trades and/or to implement the procedures may be severely limited.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts. When shares are held through omnibus arrangements, (1) the Distributor may not have any or complete access to the underlying investor account information, and/or (2) the Financial Intermediaries may be unable to implement or support our procedures. In such cases, the Financial Intermediaries may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor the purchase and redemption activity through the overall omnibus account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary and request it to provide or review information on individual account transactions so that we or the Financial Intermediary may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request the Financial Intermediary to take appropriate action to curtail the activity and will work with the Financial Intermediary to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the excessive or short-term trading, we may consider whether to terminate the relationship. The nature of omnibus arrangements also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.


     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     If you redeem or exchange shares of the International Opportunities Fund after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the International

     Opportunities Fund and is intended to discourage short-term investment in order to avoid transaction and other expenses caused by short-term investments, and to facilitate implementation of the Fund's portfolio management strategies and techniques. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A Matic and Systematic Withdrawal Plans). The International Opportunities Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the shortest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

     Redemptions of each Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

     processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  /s/ Mary B. Doe

  By Mary B. Doe, President
  [Date]

[SEAL]

DISTRIBUTIONS AND TAXES


     The All Value Fund expects to pay you dividends from its net investment income semi-annually and the International Opportunities Fund and the Alpha Fund (confirm) expects to pay such dividends quarterly. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     A 2.00% fee is charged on redemptions or exchanges of shares of the International Opportunities Fund held ten business days or less. See "Redemptions."

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Funds may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in its sole discretion, at its own expense and without cost to the Funds or the Funds' shareholders. The payments may be for:

     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;


[SIDENOTE]


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' statement of additional information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Funds' portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Funds' portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in RETIREMENT AND BENEFIT PLANS, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans

     (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

                                                                  ALL VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's Class Y performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                  CLASS Y SHARES
                                                           -----------------------------
                                                                           3/31/2003(c)
                                                           YEAR ENDED           TO
PER SHARE OPERATING PERFORMANCE                            10/31/2004       10/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.95      $        7.83

INVESTMENT OPERATIONS:

 Net investment income(a)                                         .10                .03

 Net realized and unrealized gain                                1.30               2.09

TOTAL FROM INVESTMENT OPERATIONS                                 1.40               2.12

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                           (.03)                --

 Net realized gain                                               (.10)                --

TOTAL DISTRIBUTIONS                                              (.13)                --

NET ASSET VALUE, END OF PERIOD                             $    11.22      $        9.95

TOTAL RETURN(b)                                                 14.18%             27.08%(d)

RATIOS TO AVERAGE NET ASSETS

 Expenses, including expense reductions                           .87%+             1.00%(d)+

 Expenses, excluding expense reductions                           .87%+             1.00%(d)+

 Net investment income                                            .90%+              .63%(d)+

                                                                           3/31/2003(c)
                                                           YEAR ENDED           TO
SUPPLEMENTAL DATA:                                         10/31/2004       10/31/2003
NET ASSETS, END OF PERIOD (000)                            $    1,750      $          13

PORTFOLIO TURNOVER RATE                                         21.92%             36.39%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                                                INTERNATIONAL OPPORTUNITIES FUND
                                        (FORMERLY KNOWN AS INTERNATIONAL SERIES)

FINANCIAL HIGHLIGHTS


     This table describes the Fund's Class Y performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                     (CLASS Y SHARES)
                                           ----------------------------------------------------------------------
                                                                     YEAR ENDED 10/31
PER SHARE OPERATING PERFORMANCE               2004           2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR         $     8.53     $     6.39     $     7.90     $    14.61     $    14.00

INVESTMENT OPERATIONS:

 Net investment income (loss)(a)                  .06            .10            .06           (.01)          (.01)

 Net realized and unrealized gain (loss)         1.34           2.12          (1.57)         (6.62)          1.54

TOTAL FROM INVESTMENT OPERATIONS                 1.40           2.22          (1.51)         (6.63)          1.53

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                           (.16)          (.08)            --             --           (.10)

 Net realized gain                                 --             --             --           (.08)          (.82)

TOTAL DISTRIBUTIONS                              (.16)          (.08)            --           (.08)          (.92)

NET ASSET VALUE, END OF YEAR               $     9.77     $     8.53     $     6.39     $     7.90     $    14.61

TOTAL RETURN(b)                                 16.73%         35.22%        (19.11)%       (45.58)%        11.45%

RATIOS TO AVERAGE NET ASSETS

 Expenses, including expense reductions          1.48%          1.74%          1.69%          1.59%          1.35%

 Expenses, excluding expense reductions          1.48%          1.74%          1.69%          1.60%          1.37%

 Net investment income (loss)                     .61%          1.47%           .70%          (.06)%         (.09)%

                                                                     YEAR ENDED 10/31
                                           ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                            2004           2003           2002           2001           2000
NET ASSETS, END OF YEAR (000)              $   57,143     $   53,237     $   45,748     $   60,227     $   79,833

PORTFOLIO TURNOVER RATE                         75.56%         72.36%         82.38%         65.26%         35.14%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                                      ALPHA FUND


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal period indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during such period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                 (CLASS Y SHARES)
                                                                 ----------------
                                                                   10/20/2004(a)
                                                                        TO
                                                                    10/31/2004
Per Share Operating Performance

NET ASSET VALUE, BEGINNING OF PERIOD                             $         15.65

INVESTMENT OPERATIONS:

 Net investment income(b)                                                     --(e)

 Net realized and unrealized gain                                            .31

TOTAL FROM INVESTMENT OPERATIONS                                             .31

NET ASSET VALUE, END OF PERIOD                                   $         15.96

TOTAL RETURN(c)                                                             2.18%(d)

RATIOS TO AVERAGE NET ASSETS*

 Expenses, including expense reductions                                      .00%(d)

 Expenses, excluding expense reductions                                      .00%(d)

 Net investment income                                                       .00%(d)(f)

                                                                   10/20/2004(a)
                                                                        TO
SUPPLEMENTAL DATA:                                                  10/31/2004
NET ASSETS, END OF PERIOD (000)                                  $           398

PORTFOLIO TURNOVER RATE                                                     2.59%



* Does not include expenses of the underlying funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.
(f)  Amount is less than .01%.

NOTES

NOTES

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on each Fund is available free upon
account inquiries call the Funds        request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:             ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.
                                        The Funds' Annual and Semi-Annual Report contain more
BY MAIL. Write to the Funds at: The     information about each Fund's investments and
Lord Abbett Family of Funds 90          performance. The Annual Report also includes details
Hudson Street                           about the market conditions and investment strategies
Jersey City, NJ 07302-3973              that had a significant effect on each Fund's performance
                                        during the last fiscal year.
VIA THE INTERNET.
LORD, ABBETT & CO. LLC                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
www.LordAbbett.com
                                        Provides more details about the Fund and its policies. A
Text only versions of Fund              current SAI is on file with the Securities and Exchange
documents can be viewed online or       Commission ("SEC") and is incorporated by reference (is
downloaded directly from the SEC:       legally considered part of this prospectus).
www.sec.gov.

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]


   Lord Abbett Mutual Fund shares          Lord Abbett Securities Trust
        are distributed by:                   Lord Abbett All Value Fund
    LORD ABBETT DISTRIBUTOR LLC               Lord Abbett International Opportunities Fund      LSTY-1
         90 Hudson Street -                   Lord Abbett Alpha Fund                            (3/05)
    Jersey City, NJ 07302-3973

                                        SEC FILE NUMBER: 811-7538

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2005


                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                             LORD ABBETT ALPHA FUND
                   LORD ABBETT INTERNATIONAL CORE EQUITY FUND
                  LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND
                        LORD ABBETT LARGE-CAP VALUE FUND
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund (the "All Value Fund"), Alpha Series ("Alpha Fund"), Lord Abbett International Core Equity Fund ("International Core Equity Fund"), International Opportunities Fund (formerly known as International Series) ("International Opportunities Fund"), and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated March 1, 2005.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.


              TABLE OF CONTENTS                                                     PAGE
              1.      Fund History                                                   2
              2.      Investment Policies                                            2
              3.      Management of the Funds                                       14
              4.      Control Persons and Principal Holders of Securities           27
              5.      Investment Advisory and Other Services                        29
              6.      Brokerage Allocations and Other Practices                     31
              7.      Classes of Shares                                             32
              8.      Purchases, Redemptions, and Pricing                           37
              9.      Taxation of the Funds                                         41
             10.      Underwriter                                                   43
             11.      Performance                                                   44
             12.      Financial Statements                                          46
     Appendix A.      Funds' Portfolio Information Recipients                       47
     Appendix B.      Proxy Voting Policies and Procedures                          52

                                       1.
                                  FUND HISTORY


Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only five are described in this SAI. Each of the five Funds have five classes of shares: Class A, Class B, Class C, Class P and Class Y), as described in this SAI. Class Y, is described in a separate SAI. Class P shares of the All Value Fund and the Alpha Fund are neither offered to the general public nor available in all states.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2004 and 2003, the portfolio turnover rate was 2.59%, 2.47% and 1.75% for the Alpha Fund; 21.92%, 36.39% and 79.39% for the All Value Fund; and 75.56%, 72.36% and 82.38%
for the International Opportunities Fund; respectively. For the year ended October 31, 2004 and the period ended June 23, 2003 (commencement of investment operations) through October 31, 2003, Large-Cap Value Fund had a portfolio turnover rate of 30.53% and 8.87%. For the period December 15, 2003 to October 31, 2004, the portfolio turnover rate was 142.16% for International Core Equity Fund.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Alpha Fund, references to each Fund refers to the underlying funds.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. International Core Equity Fund and International Opportunities Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although All Value Fund and Large-Cap Value Fund may not invest more than 10% of their net assets in foreign securities, ADRs are not subject to this limitation. For purposes of International Core Equity Fund's and International Opportunities Fund's investment policies, ADRs are treated as foreign securities.

EMERGING COUNTRIES. International Core Equity Fund and International Opportunities Fund may invest up to 20% of their net assets in emerging country securities. International Core Equity Fund considers emerging markets to be those included in the MSCI Emerging Market Free Index, while the International Opportunities Fund considers emerging markets to be those markets not included in the developed markets of the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not to be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

FOREIGN CURRENCY OPTIONS. International Core Equity Fund and International Opportunities Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities each Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such

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a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, each Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. International Core Equity Fund and International Opportunities Fund may invest all of their net assets in foreign securities of companies principally based outside the United States. All Value Fund and Large-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. The underlying funds in which the Alpha Fund invests also may invest all or a portion of their assets in foreign securities. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

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Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund and the underlying funds in which Alpha Fund invests, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intention to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund (other than Alpha Fund, a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except All Value Fund and International Opportunities Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

International Core Equity Fund and International Opportunities Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase

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income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options, except that the International Opportunities Fund may not exceed 5% of its total assets. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Opportunities Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

LOWER-RATED DEBT SECURITIES. Each Fund may invest up to 20% of its assets in lower-rated debt securities (also referred to as "junk bonds") that are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
     -    tend to be less sensitive to interest rate changes; and
     - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for lower-rated, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among lower-rated debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

MORTGAGE-RELATED SECURITIES. The mortgage- and asset-backed securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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OVER-THE-COUNTER OPTIONS. International Core Equity Fund and International
Opportunities Fund may enter over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. International Core Equity Fund and International Opportunities Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.

SWAPS. International Core Equity Fund and International Opportunities Fund may enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each Fund will usually enter into swaps on a net basis (i.e. the two payments streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, and Lord Abbett believes such obligations do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.
     -    Comparable foreign income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the calendar quarter-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE


The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST              DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                   ----------              ----------------------                -------------------
ROBERT S. DOW                   Trustee since 1993;     Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC          Chairman since 1996     Investment Officer of Lord
90 Hudson Street                                        Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945




INDEPENDENT TRUSTEES


The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH                   WITH TRUST              DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                   ----------              ----------------------                -------------------
E. THAYER BIGELOW               Trustee since 1994      Managing General Partner, Bigelow     Currently serves as
Emmerling Communications                                Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave., Suite 3810                             Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                            2000); Acting Chief Executive         Crane Co., and Huttig
Date of Birth: 10/22/1941                               Officer of Courtroom Television       Building Products, Inc.
                                                        Network  (1997 - 1998); President
                                                        and Chief Executive Officer of Time
                                                        Warner Cable Programming, Inc.
                                                        (1991 - 1997).

WILLIAM H.T. BUSH               Trustee since 1998      Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                              Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                   firm of Bush-O'Donnell & Company      Health Networks, Inc.,
Suite 1250                                              (since 1986).                         since 2002 and
St. Louis, MO                                                                                 Engineered Support
Date of Birth: 7/14/1938                                                                      Systems, Inc. (since
                                                                                              2000).

ROBERT B. CALHOUN, JR.          Trustee since 1998      Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                          President of Clipper Asset            Inc., and Interstate
Cambridge, MA                                           Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                               private equity investment funds.

JULIE A. HILL                   Trustee elected         Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                      February 2004           Companies, a business consulting      director of Wellpoint
Newport Beach, CA                                       firm (1998 - present); Founder,       Health Networks, Inc.;
                                                        President and Owner of the            Resources Connection
Date of Birth: 7/16/1946                                Hiram-Hill and Hillsdale              Inc.; Holcim (US) Inc..
                                                        Development Companies from 1998 to
                                                        2000.

FRANKLIN W. HOBBS               Trustee since 2001      Former Chief Executive Officer of     Currently serves as
One Equity Partners                                     Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
320 Park Ave. (18th Floor)                              investment bank (January 2002 to      Company.
New York, NY                                            April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                Dillon Read (1999 - 2001); Global
                                                        Head of Corporate Finance of SBC
                                                        Warburg Dillon Read (1997 - 1999);
                                                        Chief Executive Officer of Dillon,
                                                        Read & Co. (1994 - 1997).

C. ALAN MACDONALD               Trustee since 1993      Retired - General Business and        Currently serves as
P.O. Box 4393                                           Governance Consulting (since 1992);   director of H.J. Baker
Greenwich, CT                                           formerly President and CEO of         (since 2003).
Date of Birth: 5/19/1933                                Nestle Foods.

THOMAS J. NEFF                  Trustee since 1993      Chairman of Spencer Stuart (U.S.),    Currently serves as
Spencer Stuart                                          an executive search consulting firm   director of Ace, Ltd.
277 Park Avenue                                         (since 1996); President of Spencer    (since 1997) and Hewitt
New York, NY                                            Stuart (1979-1996).                   Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


   NAME AND                      CURRENT POSITION     LENGTH OF SERVICE      PRINCIPAL OCCUPATION
   (DATE OF BIRTH)               WITH TRUST           OF CURRENT POSITION    DURING PAST FIVE YEARS
   ---------------               ----------           -------------------    ----------------------
   ROBERT S. DOW                 Chief Executive      Elected in 1993        Managing Partner and Chief Investment
   (3/8/1945)                    Officer and                                 Officer of Lord Abbett since 1996.
                                 President

   JAMES BERNAICHE               Chief Compliance     Elected in 2004        Chief Compliance Officer, joined Lord
                                 Officer                                     Abbett in 2001; formerly Chief Compliance
                                                                             Officer with Credit-Suisse Asset
                                                                             Management since 1998.

   SHOLOM DINSKY                 Executive Vice       Elected in 2003        Partner and Large Cap Value Investment
   (3/24/1944)                   President                                   Manager, joined Lord Abbett in 2000,
                                                                             formerly Managing Director of Prudential
                                                                             Asset Management, prior thereto Director
                                                                             of Equity Research and Senior Vice
                                                                             President at Mitchell Hutchins Asset
                                                                             Management.

   LESLEY-JANE DIXON             Executive Vice       Elected in 1999        Partner and Investment Manager, joined
   (1/1/1964)                    President                                   Lord Abbett in 1995.

   ROBERT P. FETCH               Executive Vice       Elected in 1999        Partner and Small-Cap Value Senior
   (2/18/1953)                   President                                   Investment Manager, joined Lord Abbett in
                                                                             1995.

   KENNETH G. FULLER             Executive Vice       Elected in 2003        Investment Manager - Large Cap Value,
   (4/22/1945)                   President                                   joined Lord Abbett in 2002, formerly
                                                                             Portfolio Manager and Senior Vice
                                                                             President at Pioneer Investment
                                                                             Management, Inc. from 1999 to 2002; prior
                                                                             thereto Principal, Manley, Fuller Asset
                                                                             Management.

   HOWARD E. HANSEN              Executive Vice       Elected in 2003        Partner and Investment Manager, joined
   (10/13/1961)                  President                                   Lord Abbett in 1995.

   GERARD S. E. HEFFERNAN, JR.   Executive Vice       Elected in 1999        Partner and Research Analyst, joined Lord
   (9/7/1963)                    President                                   Abbett in 1998.

   VINCENT J. MCBRIDE            Executive Vice       Elected in 2003        Senior Investment Manager, International
   (5/8/1964)                    President                                   Core Equity, joined Lord Abbett in 2003,
                                                                             formerly Managing Director and Portfolio
                                                                             Manager at Warburg Pincus Asset
                                                                             Management and Credit Suisse Asset
                                                                             Management.

   ROBERT G. MORRIS              Executive Vice       Elected in 1998        Partner and Director of Equity Investments,
   (11/6/1944)                   President                                   joined Lord Abbett in 1991.

   ELI M. SALZMANN               Executive Vice       Elected in 2003        Partner and Director of Institutional
   (3/24/1964)                   President                                   Equity Investments, joined Lord Abbett in
                                                                             1997.

   HAROLD SHARON                 Executive Vice       Elected in 2003        Investment Manager and Director,
   (9/23/1960)                   President                                   International Core Equity Management,
                                                                             joined Lord Abbett in 2003, formerly
                                                                             Financial Industry Consultant and Venture
                                                                             Capitalist from 2001 to 2003, prior
                                                                             thereto Managing Director of Warburg
                                                                             Pincus Asset Management and Credit Suisse
                                                                             Asset Management.

   YAREK ARANOWICZ               Vice President       Elected in 2003        Investment Manager, joined Lord Abbett in
   (5/8/1963)                                                                2003, prior thereto Vice President, Head
                                                                             of Global Emerging Markets Funds of
                                                                             Warburg Pincus Asset Management and
                                                                             Credit Suisse Asset Management.

   TRACIE E. AHERN               Vice President       Elected in 1999        Partner and Director of Portfolio
   (1/12/1968)                                                               Accounting and Operations, joined Lord
                                                                             Abbett in 1999.

   JOAN A. BINSTOCK              Chief Financial      Elected in 1999        Partner and Chief Operations Officer,
   (3/4/1954)                    Officer and Vice                            joined Lord Abbett in 1999, prior thereto
                                 President                                   Chief Operating Officer of Morgan Grenfell.

   DAVID G. BUILDER              Vice President       Elected in 2001        Equity Analyst, joined Lord Abbett in 1998.
   (1/4/1954)

   DANIEL E. CARPER              Vice President       Elected in 1993        Partner, joined Lord Abbett in 1979.
   (1/22/1952)

   JOHN J. DICHIARO              Vice President       Elected in 2000        Partner and Senior Strategy Coordinator -
   (7/30/1957)                                                               Small Cap Growth, joined Lord Abbett in
                                                                             2000, prior thereto Vice President -
                                                                             Securities Group of Wafra Investment
                                                                             Advisory Group.

   DANIEL H. FRASCARELLI         Vice President       Elected in 2001        Partner and Investment Manager, joined
   (3/11/1954)                                                               Lord Abbett in 1990.

   PAUL A. HILSTAD               Vice  President and  Elected in 1996        Partner and General Counsel, joined Lord
   (12/13/1942)                  Secretary                                   Abbett in 1995.

   TODD D. JACOBSON              Vice President       Elected in 2003        Investment Manager, International Core
   (10/28/1966)                                                              Equity, joined Lord Abbett in 2003,
                                                                             formerly Director and Portfolio Manager
                                                                             at Warburg Pincus Asset Management and
                                                                             Credit Suisse Asset Management from 2002
                                                                             to 2003; prior thereto Associate
                                                                             Portfolio Manager of Credit Suisse Asset
                                                                             Management.

   LAWRENCE H. KAPLAN            Vice  President and  Elected in 1997        Partner and Deputy General Counsel,  joined
   (1/16/1957)                   Assistant Secretary                         Lord Abbett in 1997.

   A. EDWARD OBERHAUS, III       Vice President       Elected in 1993        Partner and Manager of Equity Trading,
   (12/21/1959)                                                              joined Lord Abbett in 1983.

   F. THOMAS O'HALLORAN          Vice President       Elected in 2003        Partner and Investment Manager, joined Lord
   (2/19/1955)                                                               Abbett in 2001, formerly Executive
                                                                             Director/Senior Research Analyst at Dillon
                                                                             Read/UBS Warburg.

   TODOR PETROV                  Vice President       Elected in 2003        Investment Manager, joined Lord Abbett in
   (5/18/1974)                                                               2003, formerly Associate Portfolio Manager
                                                                             of Credit Suisse Asset Management from
                                                                             1999 to 2003; prior thereto Summer
                                                                             Associate of Warburg Pincus Funds.

   CHRISTINA T. SIMMONS          Vice President and   Elected in 2000        Assistant General Counsel, joined Lord
   (11/12/1957)                  Assistant Secretary                         Abbett in 1999, formerly Assistant General
                                                                             Counsel of Prudential Investments from
                                                                             1998 to 1999, prior thereto Counsel of
                                                                             Drinker, Biddle & Reath LLP, a law firm.

   BERNARD J. GRZELAK            Treasurer            Elected in 2003        Director of Fund Administration, joined
   (6/12/1971)                                                               Lord Abbett in 2003, formerly Vice
                                                                             President, Lazard Asset Management from
                                                                             2000 to 2003, prior thereto Manager of
                                                                             Deloitte & Touche LLP.


COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.


APPROVAL OF ADVISORY CONTRACT


At meetings on December 9, 2004, the Board of Directors of the Funds, including all Directors who are not interested persons of the Funds (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

LARGE-CAP VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures noted that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month and one-year periods and since the inception of the fund (June 30, 2003). The Board also noted that the performance was below that of the Lipper Large-Cap Value Index for each of those periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees for the Fund were approximately forty basis points below the median of the peer group and that actual management and administrative services fees were approximately eight basis points below the median. The Board also noted that, since the Fund's inception, Lord Abbett had agreed to cap the Fund's Class A total expense ratio at 0.95%, the Classes B and C total expense ratios at 1.60%, the Class P total expense ratio at 1.05%, and the Class Y total expense ratio at 0.60%, with the result that the total expense ratio of Class A was approximately fifty basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately fifty-four basis points below the median, the total expense ratio of Class P was approximately two basis points above the median, and the total expense ratio of Class Y was approximately forty-two basis points below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

ALL VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class C shares of the Fund was in the third quintile of its performance universe for the nine-month and one-year periods and in the second quintile for the three-, five-, and ten-year periods. The Board also noted that the Fund's performance was below that of the Lipper Multi-Cap Value Index for the nine-month and three-year periods, but above that of the Index for the one-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were less than one basis point below the median of the peer group andthat the actual management fees were approximately four basis points above the median. The Board also noted that the actual total expense ratio of Class A was approximately eight basis points above the median of the peer group and that the actual total expense ratio of Class C was less than one basis point above the median. The Board noted that the contractual management fees of the Fund had been reduced, effective October 1, 2004, and were now approximately four basis points below the median of the peer group and the actual management fees would be approximately one basis point above the median of the peer group. The Board also noted that Lord Abbett had agreed to cap the total expense ratio of Class A at 0.95% and total expense ratio of Class C at 1.60% and that the total expense ratio of Class A would be approximately three basis points below the median of the peer group and the total expense ratio of Class C would be approximately two basis points below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the

Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

ALPHA SERIES

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, three-year, and five-year periods. The Board also noted that there was no Lipper index that would serve as an appropriate comparison for the Fund.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management fees were approximately eight basis points below the median of the peer group and that the actual management fees were approximately four basis points that of the median of the peer group. The Board also noted that the total expense ratio of Class A was approximately fifteen basis points below the median of the peer group and that the total expense ratios of Classes B and C were approximately the same as the median of the peer group. The Board noted that, like other funds in the peer group, the Fund indirectly pays the management fees and other expenses of the underlying funds in which it invests.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month and one-year period and in the fifth quintile for the three- and five-year periods. The board also noted that the performance was above that of the Lipper International Small/Mid-Cap Growth Index for the nine-month period and below that of the Index for all other periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately twenty-one basis points below the median of the peer group and that the the actual management and administrative services fees were approximately the same as the median of the peer group. The Board noted that the total expense ratio of Class A was approximately nine basis points below the median of the peer group, the total expense ratios of Classes B and C were the same as the median of the peer group, the total expense ratio of Class P was approximately fourteen basis points above the median and the total expense ratio of Class Y was approximately eighteen basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INTERNATIONAL CORE EQUITY FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund had only been in existence since December 31, 2003. The Board further noted that the performance of the Class A shares of the Fund was in the fifth quintile of its peer group and below that of the Lipper International Multi-Cap Core Index for the period since inception.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board also noted that the contractual management and administrative services fees of the Fund were approximately twenty-one basis points below the median of the peer group and that the actual management and administrative services fees were approximately nine basis points below the median. The Board noted that the total expense ratio of Class A was approximately seven basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately three basis points below the median, the total expense ratio of Class P was approximately twenty-nine basis points above the median, and the total expense ratio of Class Y was approximately thirteen basis points above the median. The Board also noted that Lord Abbett had agreed to implement a total expense cap for the Fund that would limit the total expense ratio of Class A to 1.75%, the total expense ratios of Classes B and C to 2.40%, the total expense ratio of Class P to 1.85%, and the total expense ratio of Class Y to 1.40%, but that the total expense ratio of each class was below that cap at September 30, 2004.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2004
                           OCTOBER 31, 2004 AGGREGATE                  TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------         ------------------------------------        ---------------------------------------------
E. Thayer Bigelow          $   4,281                                   $   127,364
William H.T. Bush          $   4,197                                   $   126,320
Robert B. Calhoun, Jr.     $   4,344                                   $   127,000
Julie A. Hill*             $   3,210                                   $   111,417
Franklin W. Hobbs          $   3,968                                   $   118,500
C. Alan MacDonald          $   4,365                                   $   131,320
Thomas J. Neff             $   3,856                                   $   117,000

----------

*    Elected February 1, 2004

1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $873, $1,350, $4,344, $1,996, $3,968, $873, and $3,856 respectively.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.


The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.


                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
NAME OF TRUSTEE                   ALPHA FUND           ALL VALUE FUND      INTERNATIONAL CORE EQUITY FUND
---------------                   ----------           --------------      ------------------------------
Robert S. Dow                   Over $100,000           Over $100,000                Over $100,00
E. Thayer Bigelow              $50,001-$100,000          $1-$10,000                  $1 to $10,000
William H. T. Bush                $1-$10,000             $1-$10,000                  $1 to $10,000
Robert B. Calhoun, Jr.            $1-$10,000           $10,001-$50,000               $1 to $10,000
Julie A. Hill*                    $1-$10,000             $1-$10,000                  $1 to $10,000
Franklin W. Hobbs                 $1-$10,000             $1-$10,000                  $1 to $10,000
C. Alan MacDonald                 $1-$10,000           $10,001-$50,000               $1 to $10,000
Thomas J. Neff                    $1-$10,000          $50,001-$100,000               $1 to $10,000



                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                                                               AGGREGATE DOLLAR RANGE OF
                                INTERNATIONAL                                  EQUITY SECURITIES IN LORD
NAME OF TRUSTEE              OPPORTUNITIES FUND     LARGE-CAP VALUE FUND        ABBETT-SPONSORED FUNDS
---------------              ------------------     --------------------        ----------------------
 Robert S. Dow                 Over $100,000            Over $100,000                Over $100,000
 E. Thayer Bigelow               $1-$10,000              $1-$10,000                  Over $100,000
 William H. T. Bush              $1-$10,000              $1-$10,000                  Over $100,000
 Robert B. Calhoun, Jr.          $1-$10,000              $1-$10,000                  Over $100,000
 Julie A. Hill*                  $1-$10,000              $1-$10,000                 $50,001-$100,000
 Franklin W. Hobbs               $1-$10,000              $1-$10,000                  Over $100,000
 C. Alan MacDonald               $1-$10,000              $1-$10,000                  Over $100,000
 Thomas J. Neff                  $1-$10,000              $1-$10,000                  Over $100,000


----------

*    Elected February 1, 2004


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING


The Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds is required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing was filed by August 31, 2004, for the twelve months ended June 30, 2004. The Funds' Form N-PX filing is available on the SEC's website at www.sec.gov. Each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 2, 2005, our officers and trustees, as a group, owned less than one percent of the outstanding shares of the All Value Fund, Alpha Fund, and International Opportunities Fund, and owned 16.86% of International Core Equity Fund's Class A shares.

As of February 2, 2004, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers holding shares for the benefit of their clients, the following shareholders owned more than 5% of a particular class of such Fund's outstanding shares:



ALL VALUE FUND
Edward Jones & Co.                          Class A           59.54%
Shareholder Accounting                      Class B           20.11%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B           10.31%
c/o Peter Booth                             Class C           14.09%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B           14.64%
of its Customers                            Class C           31.73%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

ALPHA FUND
Edward Jones & Co.                          Class A           44.33%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class C           23.09%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class C           24.09%
of its Customers
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

INTERNATIONAL CORE EQUITY
Edward Jones & Co.                          Class A           43.47%
Shareholder Accounting                      Class B           22.70%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B           15.61%
c/o Peter Booth                             Class C            7.30%
333 West 34th St. - 3rd FL
New York, NY  10001

Lord Abbett & Co LLC                        Class P          100.00%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

MLPF&S for the Sole Benefit                 Class A            7.80%
of its Customers                            Class B           18.53%
4800 Deer Lake Dr. E FL 3                   Class C           27.80%
Jacksonville, FL 32246

Daniel E. Carper                            Class A           14.67%
444 Washington Blvd Apt 3544
Jersey City, NJ 07310

INTERNATIONAL OPPORTUNITIES FUND
Edward Jones & Co.                          Class A           59.54%
Shareholder Accounting                      Class B           11.16%
201 Progress Pkwy                           Class C           12.75%
Maryland Hts, MO  63043

Lord Abbett & Co LLC                        Class P           87.32%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

LARGE CAP VALUE FUND
Edward Jones & Co.                          Class A           55.31%
Shareholder Accounting                      Class B           20.33%
201 Progress Pkwy
Maryland Hts, MO  63043

Donald Smith Company Inc.                   Class C            5.98%
746 E. Main St.
Jacksonville, FL 32246

The Dow Foundation                          Class A            9.94%
2719 Main St.
Lawrenceville, NJ 08648

Lord Abbett & Co LLC                        Class P          100.00%
Attn: Marion Zapolin
90 Hudson St.
Jersey City, NJ 07302

MLPF&S for the Sole Benefit                 Class B           25.08%
of its Customers                            Class C           26.20%
4800 Deer Lake Dr. E FL 3

Jacksonville, FL 32246


Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper,
John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch,
Daniel H. Frascarelli, Howard E. Hansen, Paul A. Hilstad, W. Thomas Hudson, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III,
F. Thomas O'Halloran, and Eli M. Salzmann. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati,
Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, Cinda Hughes,
Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee,
Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr.,
Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl,
Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith,
Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:

     -    For International Opportunities Fund, at an annual rate of .75 of 1%.

     - For allocating the Alpha Fund's assets among the underlying funds, at an annual rate of .10 of 1%. Effective March 1, 2004, Lord Abbett reduced its contractual management fee from .50 of 1% to .10 of 1% for the Alpha Fund.

     - For All Value Fund the fee is calculated at the following annual rates:
                    .75 of 1% on the first $200 million of average daily net
                     assets,
                    .65 of 1% on the next $300 million,
                    .50 of 1% of the Fund's assets over $500 million.

     - For International Core Equity Fund the fee is calculated at the following annual rates:
               .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.

     - For Large-Cap Value Fund the fee is calculated at the following annual rates:
               .40 of 1% of the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% of assets over $5 billion.


For the fiscal years ended October 31, 2004, 2003, and 2002, such fees amounted to $327,809, $573,839 and $737,450, for Alpha Fund; $7,794,331, $3,191,937, and
$2,112,158 for All Value Fund; $1,151,880, $845,895, and $1,068,860 for
International Opportunities Fund for the same periods. For the fiscal year ended October 31, 2004 and for the period June 23, 2003 to October 31, 2003, the management fee amounted to $39,896 and $2,566, respectively for Large-Cap Value Fund. For the period December 15, 2003 to October 31, 2004, the management fee amounted to $288,617 for the International Core Equity Fund.

Although not obligated to do so, for the fiscal year ended October 31, 2003, Lord Abbett has waived all of its management fees for Alpha Fund.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT


DST Systems, Inc. 210 W. 10th St. Kansas City, MO, 64106, acts as the transfer agent and dividend agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders. .


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.


In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,947,188, $1,092,823, and $1,143,702 for All Value Fund;
$622,064 and $435,328, for the International Opportunities Fund. For the fiscal year ended October 31, 2004 and for the period from June 23, 2003 through October 31, 2003, Large-Cap Value Fund paid $0 and $3,637 in total brokerage commission on transactions of securities to independent broker-dealers. The Alpha Fund did not pay any commissions. For the period December 15, 2003 to October 31, 2004, International Core Equity Fund paid $577,586 to independent broker-dealers.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

A 2.00% fee is charged on redemptions or exchanges of International Core Equity Fund and International Opportunities Fund shares held ten business days or less. See "Purchases, Redemptions, and Pricing - Redemption Fee" below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accounting firm, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Funds' shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Funds' outstanding shares and entitled to vote at the meeting.


SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Funds' Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Funds' Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Funds' Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended October 31, 2004, in connection with advertising and marketing activities, including payments Lord Abbett Distributor forwarded under the A Plan to dealers and other agents were:



Alpha Fund                          --      $    240,920
All Value Fund                      --      $  3,395,507
International Opportunities Fund    --      $    225,119
Large-Cap Value Fund                --      $     27,728
International Core Equity Fund*     --      $    121,078



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended October 31, 2004, including payments Lord Abbett Distributor forwarded to dealers and other agents under the B Plan were:



Alpha Fund                          --      $    428,366
All Value Fund                      --      $  3,012,496
International Opportunities Fund    --      $    118,824
Large-Cap Value Fund                --      $      7,364
International Core Equity Fund*     --      $     13,975



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended October 31, 2004, including payments Lord Abbett Distributor forwarded to dealers and other agents under the C Plan were:



Alpha Fund                          --      $    295,010
All Value Fund                      --      $  3,012,496
International Opportunities Fund    --      $    118,824
Large-Cap Value Fund                --      $      7,364
International Core Equity Fund*     --      $     48,686


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended October 31, 2003, including payments Lord Abbett Distributor forwarded to dealers and other agents under the P Plan were:


All Value Fund                      --      $     12,845
International Opportunities Fund    --      $          4
Large-Cap Value Fund                --      $         51
International Core Equity Fund      --      $         40



*For the period December 15, 2003 to October 31, 2004.


Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to October 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after October 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 (24 months if the shares were purchased prior to November 1, 2004) months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Funds' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Funds' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.


HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS,
                                   AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions".


The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases."


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board As described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

REDEMPTION FEE. If you redeem or exchange shares of the International Core Equity Fund or the International Opportunities Fund after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions. Each Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the longest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). A 2.00% fee is charged on redemptions or exchanges of shares of the International Core Equity Fund or the International Opportunities Fund held ten business days or less. See "Redemption Fee" above. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

A 2.00% fee is charged on redemptions or exchanges of shares of the International Core Equity Fund or the International Opportunities Fund held ten business days or less. See "Redemption Fee" above.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.


Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.


Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Core Equity Fund or the International Opportunities Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include you share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                                     YEAR ENDED OCTOBER 31
                                                     ---------------------
                                             2004           2003           2002
                                         ------------   ------------   ------------
Gross sales charge                       $ 21,403,660   $  5,836,926   $  2,124,928

Amount allowed to dealers                $ 18,075,549   $  4,946,816   $  1,802,732
                                         ------------   ------------   ------------
Net commissions
 received by Lord Abbett Distributor     $  3,328,111   $    890,110   $    322,196
                                         ============   ============   ============



In addition, Lord Abbett Distributor, as the Trust's principal underwriter, received the following compensation for the fiscal year ended October 31, 2004:



                              BROKERAGE
             COMPENSATION     COMMISSIONS
             ON REDEMPTION    IN CONNECTION            OTHER
             AND REPURCHASE   WITH FUND TRANSACTIONS   COMPENSATION
             --------------   ----------------------   ---------------
Class A      $            0           $   18,075,549   $  1,246,821.46

Class B      $            0           $            0   $        513.77*

Class C      $            0*          $            0   $      1,411.03*

Class P      $            0           $            0   $        100.30


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2003, for each Fund, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds, except performance information is not provided for the International Core Equity Fund and Large-Cap Value Fund because each Fund has less than six-months of performance. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                     1 YEAR    5 YEAR   10 YEAR   LIFE OF FUND
                                     ------    ------   -------   ------------
ALPHA FUND
Class A Shares
    Before Taxes                       4.59%     2.06%  -         1.22% (3/18/98)
Class A Shares After
    Taxes on Distributions             4.59%     1.45%  -         0.76%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.98%     1.45%  -         0.81%
Class B Shares                         6.27%     2.43%  -         1.47% (3/18/98)
Class C Shares                        10.27%     2.62%  -         1.47% (3/18/98)

ALL VALUE FUND
Class A Shares                         7.21%     4.74%  -         11.57% (7/15/96)
Class B Shares                         8.98%     5.15%  -          9.01% (6/5/97)
Class C Shares
    Before Taxes                      13.02%     5.36%  -         12.55% (1/3/94)
Class C Shares After
    Taxes on Distributions            12.84%     4.30%  -         12.55%
Class C Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        8.64%     4.24%  -         10.53%
Class P Shares                        13.71%       -    -          5.02% (8/15/01)

INTERNATIONAL OPPORTUNITIES FUND
Class A Shares
   Before Taxes                        9.66%    -6.43%  -         -0.84% (12/13/96)
Class A Shares After
    Taxes on Distributions             8.99%    -7.09%  -          0.34%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        6.22%    -5.69%  -         -0.44%
Class B Shares                        11.61%    -6.09%  -         -0.12% (6/2/97)
Class C Shares                        15.61%    -5.84%  -         -0.07% (6/2/97)
Class P Shares                        16.37%    -5.23   -         -3.09% (3/9/99)

LARGE-CAP VALUE FUND
Class A Shares
   Before Taxes                        4.41%       -    -          9.69% (6/30/03)
Class A Shares After
    Taxes on Distributions             4.16%       -    -          9.49% (6/30/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        2.85%       -    -          8.13% (6/30/03)
Class B Shares                         6.02%       -    -         10.88% (6/30/03)
Class C Shares                        10.07%       -    -         13.88% (6/30/03)
Class P Shares                        10.65%       -    -         14.56% (6/30/03)

INTERNATIONAL CORE EQUITY FUND
Class A Shares
   Before Taxes                        -           -    -         -3.25% (12/31/03)
Class A Shares After
    Taxes on Distributions             -           -    -         -3.25% (12/31/03)
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                        -          -    -          -2.11% (12/31/03)
Class B Shares                         -           -    -         -2.93% (12/31/03)
Class C Shares                         -           -    -          1.17% (12/31/03)
Class P Shares                         -           -    -          2.56% (12/31/03)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Securities Trust-All Value Fund, Alpha Fund, International Opportunities Fund, Large-Cap Value Fund and International Core Equity Fund's 2004 annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                     FUNDS' PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings information under the circumstances described above under Investment-Policies Policies and Procedures Governing Disclosure of Portfolio Holdings:

ABN-AMRO Asset Management
ADP Retirement Services
AG Edwards
AIG SunAmerica
Allstate Life Insurance Company
Alpha Investment Consulting Group LLC
American Express Retirement Services
American United Life Insurance Company
AMG Data Services
Amivest Capital Management
Amvescap Retirement
AON Consulting
Arnerich Massena & Associates, Inc.
Asset Performance Partners
Asset Strategies Portfolio Services, Inc.
AXA Financial, Inc.
Bank of America Corporation
Bank of New York
Bank of Oklahoma
Bank One
Bear Stearns
Becker, Burke Associates
Bell GlobeMedia Publishing Co.
Bellwether Consulting
Berthel Schutter
Bloomberg Integration Services LLC / Bloomberg L.P. (fixed income trading system)
Brown Brothers Harriman
Buck Consultants, Inc.
Callan Associates, Inc.
Cambridge Associates, LLC
Cambridge Financial Services
Capital Access International
Charles Schwab & Co
Chicago Trust Company
CIBC Oppenheimer
Cigna Retirement and Investment Services
CitiStreet
Clark Consulting
Columbia Trust Company
Concord Advisory Group Ltd.
Consulting Services Group, LP
CRA Rogers Casey
Curcio Webb

D.A. Davidson
Dahab Assoc.
Defined Contribution Advisors, Inc.
Delaware Investment Advisors
Deliotte & Touche LLP (Funds' independent public accounting firm)
DeMarche Assoc., Inc.
DiMeo Schneider & Associates
Disabato Associates, Inc.
DST Systems, Inc. (Funds' Transfer Agent)
EAI
Edgewood Services, Inc.
Edward Jones
Ennis, Knupp & Associates
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative analytics for Funds)
Federated Investments
FEP Capital, L.P. (B share financing)
Fidelity Capital Technology, Inc. (corporate action tracking)
Fidelity Investments
Fifth Third Bank
First Mercantile Trust Co.
FleetBoston Financial Corp.
Franklin Templeton
Freedom One Financial Group
Freedom One Investment Advisors
Frost Bank
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.
Fund Evaluation Group, LLC
Goldman Sachs
Great-West Life and Annuity Insuance Company
Greenwich Associates
Hartford Life Insurance Company
Hartland & Co.
Hewitt Associates, LLC
Hewitt Investment Group
Highland Consulting Associates, Inc.
Horace Mann Life Insurance Company
HSBC Bank USA N.A.
ICMA Retirement Corp.
ING
Institutional Shareholder Services, Inc. (proxy voting administrator) Interactive Data Corporation (pricing vendor)
Intuit
INVESCO Retirement Services
Invesmart
Investment Consulting Services, LLC
Inviva
Jefferson National Life Insurance Company
Jeffrey Slocum & Associates, Inc.
JP Morgan Consulting

JP Morgan Investment Management
Kirkpatrick & Lockhart LLP (Counsel to Lord, Abbett & Co. LLP)
LCG Associates, Inc.
Legacy Strategic Asset Mgmt. Co.
Legg Mason
Lincoln Financial
Lipper Inc., a Reuters Company
LPL Financial Services
Madison Portfolio Consultants, Inc.
Manulife Financial
Marco Consulting Group
Marquette Associates, Inc.
MassMutual Financial Group
McDonald
Meketa Investment Group
Mellon Employee Benefit Solutions
Mercer Investment Consulting
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife
MetLife Investors
MFS Retirement Services, Inc.
MFS/Sun Life Financial Distributors, Inc. (MFSLF)
Midland National Life
Milliman & Robertson Inc.
Minnesota Life Insurance Company
Monroe Vos Consulting Group, Inc.
Morgan Keegan
MorganStanley
Morningstar Associates, Inc. / Morningstar, Inc.
National City Bank
Nationwide Financial
NCCI Holdings, Inc.
New England Pension Consultants
New York Life Investment Management
Nordstrom Pension Consulting (NPC)
Oppenheimer Asset Management
Oxford Associates
Palmer & Cay Investment Services
Paul L. Nelson & Associates
Peirce Park Group
Pension Consultants, Inc.
PFE Group
PFPC, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PNC Advisors
Portfolio Evaluations, Inc.
Prime, Buchholz & Associates, Inc.
Princeton Financial Systems, Inc. (portfolio administration system) Protective Life Corporation
Prudential Insurance Company of America

Prudential Investments
Putnam Fiduciary Trust Company
Putnam Investments
R.V. Kuhns & Associates, Inc.
Raymond James Financial, Inc.
RBC Dain Rauscher
Rocaton Investment Advisors, LLC
Ron Blue & Co.
Roszel Advisors, LLC (MLIG)
Russell Mellon Analytical Services
Scudder Investments
SEI Investment
SG Constellation, LLC
Shields Associates
Smith Barney
Spagnola Cosack, Inc.
Standard & Poor's
Stanton Group
State Street Bank and Trust Company (Funds' custodian and accounting agent) Stearne, Agee & Leach
Stephen's, Inc.
Stifel Nicolaus
Strategic Advisers, Inc.
Strategic Insight
Strategic Investment Solutions
Stratford Advisory Group, Inc.
Summit Strategies Group
T. Rowe Price Associates, Inc.
TD Asset Management
The 401k Company
The Carmack Group, Inc.
The MacGregor Group, Inc. (equity trading system)
The Managers Fund
The Manufacturers Life Ins. Co.
The Vanguard Group
Thomson Financial Research (past performance hypotheticals)
Towers Perrin
Transamerica Retirement Services
Travelers Life and Annuity Company
UBS (Luxembourg) S.A.
UBS-Prime Consulting Group
UMB Bank
Union Bank of California
US Bank
USI Retirement
Valic
Vickers Stock Research Corporation
Victory Capital Management
Vestek Systems, Inc.
Wachovia
Watson Wyatt Worldwide
Welch Hornsby & Welch

Wellesley Group, Inc.
Wells Fargo
Wilmer Cutler Pickering Hale and Dorr LLP (Counsel to the Independent Board of
  Directors/ Trustees)
Wilshire Associates, Inc.
Wurts & Associates, Inc.
Wyatt Investment Consulting, Inc.
Yanni Partners, Inc.

                                                               NOVEMBER 21, 2003


                                   APPENDIX B


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES


Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent registered public accounting firm, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small-and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

-    No dead-hand or no-hand pills.

- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2005


                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                   LORD ABBETT INTERNATIONAL CORE EQUITY FUND
                  LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND
                        LORD ABBETT LARGE-CAP VALUE FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund (the "All Value Fund"), Lord Abbett International Core Equity Fund ("International Core Equity Fund"), International Opportunities Fund (formerly known as International Series) ("International Opportunities Fund"), and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated March 1, 2005.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.


          TABLE OF CONTENTS


                                                                            PAGE
          1.     Fund History                                                2
          2.     Investment Policies                                         2
          3.     Management of the Funds                                    13
          4.     Control Persons and Principal Holders of Securities        26
          5.     Investment Advisory and Other Services                     28
          6.     Brokerage Allocations and Other Practices                  29
          7.     Classes of Shares                                          31
          8.     Purchases, Redemptions, and Pricing                        32
          9.     Taxation of the Funds                                      33
          10.    Underwriter                                                37
          11.    Performance                                                37
          12.    Financial Statements                                       30
  Appendix A.    Funds' Portfolio Information Recipients                    40
  Appendix B.    Proxy Voting Policies and Procedures                       45

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only Class Y shares of All Value Fund, International Core Equity Fund, International Opportunities Fund, and Large-Cap Value Fund are described in this SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

 (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

 (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

 (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

 (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

 (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

 (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or
     (ii) 10% of the voting securities of such issuer;

 (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

 (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

 (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

 (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

 (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

 (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

 (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

 (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

 (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Trust.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2004, 2003 and 2002, the portfolio turnover rate was 2.59%, 2.47% and 1.75% for the Alpha Fund; 21.92%, 36.39% and 79.39% for the All Value Fund; and 75.56%, 72.36% and 82.38%
for the International Opportunities Fund; respectively. For the year ended October 31, 2004 and the period ended June 23, 2003 (commencement of investment operations) through October 31, 2003, Large-Cap Value Fund had a portfolio turnover rate of 30.53% and 8.87%. For the period December 15, 2003 to October 31, 2004, the portfolio turnover rate was 142.16% for International Core Equity Fund.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

BRADY BONDS. International Core Equity Fund and International Opportunities Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. Although All Value Fund and Large-Cap Value Fund may not invest more than 10% of their net assets in foreign securities, ADRs are not subject to this limitation. For purposes of International Core Equity Fund's and International Opportunities Fund's investment policies, ADRs are treated as foreign securities.

EMERGING COUNTRIES. International Core Equity Fund and International Opportunities Fund may invest up to 20% of their net assets in emerging country securities. International Core Equity Fund considers emerging markets to be those included in the MSCI Emerging Market Free Index, while the International Opportunities Fund considers emerging markets to be those markets not included in the developed markets of the S&P/Citigroup US$500 Million - US$2.5 Billion World ex-U.S. Index. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not to be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

FOREIGN CURRENCY OPTIONS. International Core Equity Fund and International Opportunities Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities each Fund holds in its portfolio or intends to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, each Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. International Core Equity Fund and International Opportunities Fund may invest all of their net assets in foreign securities of companies principally based outside the United States. All Value Fund and Large-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

   - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
   - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
   - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
   - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
   - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
   - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
   - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
   - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

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Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

   - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
   - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
   - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
   - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
   - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
   - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
   - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intention to do so.

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ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

   -   Domestic and foreign securities that are not readily marketable.
   - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
   - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except All Value Fund and International Opportunities Fund cannot rely on Sections 12(d)(1)(F) and
(G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

International Core Equity Fund and International Opportunities Fund may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national and international securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national or international securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund

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forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options, except that the International Opportunities Fund may not exceed 5% of its total assets. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Opportunities Fund may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

LOWER-RATED DEBT SECURITIES. Each Fund may invest up to 20% of its assets in lower-rated debt securities (also referred to as "junk bonds") that are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:

   - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
   -   tend to be less sensitive to interest rate changes; and
   - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for lower-rated, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among lower-rated debt securities, Lord Abbett's research and analysis is an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

MORTGAGE-RELATED SECURITIES. The mortgage- and asset-backed securities in which each Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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OVER-THE-COUNTER OPTIONS. International Core Equity Fund and International
Opportunities Fund may enter over-the-counter options contracts ("OTC options"). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

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REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. International Core Equity Fund and International Opportunities Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.

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SWAPS. International Core Equity Fund and International Opportunities Fund may
enter into swaps relating to indexes, currencies, interest rates, equity and debt interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Each Fund will usually enter into swaps on a net basis (i.e. the two payments streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with each Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that each Fund is contractually obligated to make. If the counterparty to a swap defaults, each Fund's risk of loss consists of the net amount of payments that each Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, and Lord Abbett believes such obligations do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to each Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, each Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

   - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
   - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
   - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
   - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
   -   Repurchase agreements.
   -   Comparable foreign income securities.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the calendar quarter-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or as otherwise agreed to among the parties. In the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett periodically evaluates whether there are any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Lord Abbett personnel conduct meetings to review the policies and procedures described in this section and to determine compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED TRUSTEE


The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                       WITH TRUST               DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                   -----------------        ----------------------                -------------------
ROBERT S. DOW                       Trustee since 1993;      Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC              Chairman since 1996      Investment Officer of Lord
90 Hudson Street                                             Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT TRUSTEES


The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE        PRINCIPAL OCCUPATION
DATE OF BIRTH                       WITH TRUST               DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                   -----------------        ----------------------                -------------------
E. THAYER BIGELOW                   Trustee since 1994       Managing General Partner, Bigelow     Currently serves as
Emmerling Communications                                     Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave., Suite 3810                                  Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                                 2000); Acting Chief Executive         Crane Co., and Huttig
Date of Birth: 10/22/1941                                    Officer of Courtroom Television       Building Products, Inc.
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                   Trustee since 1998       Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Networks, Inc.
Suite 1250                                                   (since 1986).                         (since 2002) and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc. (since
                                                                                                   2000)

ROBERT B. CALHOUN, JR.              Trustee since 1998       Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., and Interstate
Cambridge, MA                                                Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                       Trustee elected          Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                          February 2004            Companies, a business consulting      director of Wellpoint
Newport Beach, CA                                            firm (1998 - present); Founder,       Health Networks, Inc.;
Date of Birth: 7/16/1946                                     President and Owner of the            Resources Connection
                                                             Hiram-Hill and Hillsdale              Inc.; Holcim (US) Inc.
                                                             Development Companies from 1998 to
                                                             2000.

FRANKLIN W. HOBBS                   Trustee since 2001       Former Chief Executive Officer of     Currently serves as
One Equity Partners                                          Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
320 Park Ave. (18th Floor)                                   investment bank (January 2002 to      Company.
New York, NY                                                 April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                     Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                   Trustee since 1993       Retired - General Business and        Currently serves as
P.O. Box 4393                                                Governance Consulting (since 1992);   director of H.J. Baker
Greenwich, CT                                                formerly President and CEO of         (since 2003)
Date of Birth: 5/19/1933                                     Nestle Foods.

THOMAS J. NEFF                      Trustee since 1993       Chairman of Spencer Stuart (U.S.),    Currently serves as
Spencer Stuart                                               an executive search consulting firm   director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    (since 1997) andHewitt
New York, NY                                                 Stuart (1979-1996).                   Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


   NAME AND                       CURRENT POSITION     LENGTH OF SERVICE      PRINCIPAL OCCUPATION
   (DATE OF BIRTH)                WITH TRUST           OF CURRENT POSITION    DURING PAST FIVE YEARS
   ---------------                ----------------     -------------------    ----------------------
   ROBERT S. DOW                  Chief Executive      Elected in 1993        Managing Partner and Chief Investment
   (3/8/1945)                     Officer and                                 Officer of Lord Abbett since 1996.
                                  President

   JAMES BERNAICHE                Chief Compliance     Elected in 2004        Chief Compliance Officer, joined Lord
                                  Officer                                     Abbett in 2001; formerly Chief Compliance
                                                                              Officer with Credit-Suisse Asset
                                                                              Management since 1998.

   SHOLOM DINSKY                  Executive Vice       Elected in 2003        Partner and Large Cap Value Investment
   (3/24/1944)                    President                                   Manager, joined Lord Abbett in 2000,
                                                                              formerly Managing Director of Prudential
                                                                              Asset Management, prior thereto Director
                                                                              of Equity Research and Senior Vice
                                                                              President at Mitchell Hutchins Asset
                                                                              Management.

   LESLEY-JANE DIXON              Executive Vice       Elected in 1999        Partner and Investment Manager, joined
   (1/1/1964)                     President                                   Lord Abbett in 1995.

   ROBERT P. FETCH                Executive Vice       Elected in 1999        Partner and Small-Cap Value Senior
   (2/18/1953)                    President                                   Investment Manager, joined Lord Abbett in
                                                                              1995.

   KENNETH G. FULLER              Executive Vice       Elected in 2003        Investment Manager - Large Cap Value,
   (4/22/1945)                    President                                   joined Lord Abbett in 2002, formerly
                                                                              Portfolio Manager and Senior Vice
                                                                              President at Pioneer Investment
                                                                              Management, Inc. from 1999 to 2002; prior
                                                                              thereto Principal, Manley, Fuller Asset
                                                                              Management.

   HOWARD E. HANSEN               Executive Vice       Elected in 2003        Partner and Investment Manager, joined
   (10/13/1961)                   President                                   Lord Abbett in 1995.

   GERARD S. E. HEFFERNAN, JR.    Executive Vice       Elected in 1999        Partner and Research Analyst, joined Lord
   (9/7/1963)                     President                                   Abbett in 1998.

   VINCENT J. MCBRIDE             Executive Vice       Elected in 2003        Senior Investment Manager, International
   (5/8/1964)                     President                                   Core Equity, joined Lord Abbett in 2003,
                                                                              formerly Managing Director and Portfolio
                                                                              Manager at Warburg Pincus Asset
                                                                              Management and Credit Suisse Asset
                                                                              Management.

   ROBERT G. MORRIS               Executive Vice       Elected in 1998        Partner and Director of Equity
   (11/6/1944)                    President                                   Investments, joined Lord Abbett in 1991.

   ELI M. SALZMANN                Executive Vice       Elected in 2003        Partner and Director of Institutional
   (3/24/1964)                    President                                   Equity Investments, joined Lord Abbett in
                                                                              1997.

   HAROLD SHARON                  Executive Vice       Elected in 2003        Investment Manager and Director,
   (9/23/1960)                    President                                   International Core Equity Management,
                                                                              joined Lord Abbett in 2003, formerly
                                                                              Financial Industry Consultant and Venture
                                                                              Capitalist from 2001 to 2003, prior
                                                                              thereto Managing Director of Warburg
                                                                              Pincus Asset Management and Credit Suisse
                                                                              Asset Management.

   YAREK ARANOWICZ                Vice President       Elected in 2003        Investment Manager, joined Lord Abbett in
   (5/8/1963)                                                                 2003, prior thereto Vice President, Head
                                                                              of Global Emerging Markets Funds of
                                                                              Warburg Pincus Asset Management and
                                                                              Credit Suisse Asset Management.

   TRACIE E. AHERN                Vice President       Elected in 1999        Partner and Director of Portfolio
   (1/12/1968)                                                                Accounting and Operations, joined Lord
                                                                              Abbett in 1999.

   JOAN A. BINSTOCK               Chief Financial      Elected in 1999        Partner and Chief Operations Officer,
   (3/4/1954)                     Officer and Vice                            joined Lord Abbett in 1999, prior thereto
                                  President                                   Chief Operating Officer of Morgan Grenfell.

   DAVID G. BUILDER               Vice President       Elected in 2001        Equity Analyst, joined Lord Abbett in 1998.
   (1/4/1954)

   DANIEL E. CARPER               Vice President       Elected in 1993        Partner, joined Lord Abbett in 1979.
   (1/22/1952)

   JOHN J. DICHIARO               Vice President       Elected in 2000        Partner and Senior Strategy Coordinator -
   (7/30/1957)                                                                Small Cap Growth, joined Lord Abbett in
                                                                              2000, prior thereto Vice President -
                                                                              Securities Group of Wafra Investment
                                                                              Advisory Group.

   DANIEL H. FRASCARELLI          Vice President       Elected in 2001        Partner and Investment Manager, joined
   (3/11/1954)                                                                Lord Abbett in 1990.

   PAUL A. HILSTAD                Vice President and   Elected in 1996        Partner and General Counsel, joined Lord
   (12/13/1942)                   Secretary                                   Abbett in 1995.

   TODD D. JACOBSON               Vice President       Elected in 2003        Investment Manager, International Core
   (10/28/1966)                                                               Equity, joined Lord Abbett in 2003,
                                                                              formerly Director and Portfolio Manager
                                                                              at Warburg Pincus Asset Management and
                                                                              Credit Suisse Asset Management from 2002
                                                                              to 2003; prior thereto Associate
                                                                              Portfolio Manager of Credit Suisse Asset
                                                                              Management.

   LAWRENCE H. KAPLAN             Vice President and   Elected in 1997        Partner and Deputy General Counsel,  joined
   (1/16/1957)                    Assistant Secretary                         Lord Abbett in 1997.

   A. EDWARD OBERHAUS, III        Vice President       Elected in 1993        Partner and Manager of Equity Trading,
   (12/21/1959)                                                               joined Lord Abbett in 1983.

   F. THOMAS O'HALLORAN           Vice President       Elected in 2003        Partner and Investment Manager, joined Lord
   (2/19/1955)                                                                Abbett in 2001, formerly Executive
                                                                              Director/Senior Research Analyst at Dillon
                                                                              Read/UBS Warburg.

   TODOR PETROV                   Vice President       Elected in 2003        Investment Manager, joined Lord Abbett in
   (5/18/1974)                                                                2003, formerly Associate Portfolio Manager
                                                                              of Credit Suisse Asset Management from
                                                                              1999 to 2003; prior thereto Summer
                                                                              Associate of Warburg Pincus Funds.

   CHRISTINA T. SIMMONS           Vice President and   Elected in 2000        Assistant General Counsel, joined Lord
   (11/12/1957)                   Assistant Secretary                         Abbett in 1999, formerly Assistant General
                                                                              Counsel of Prudential Investments from
                                                                              1998 to 1999, prior thereto Counsel of
                                                                              Drinker, Biddle & Reath LLP, a law firm.

   BERNARD J. GRZELAK             Treasurer            Elected in 2003        Director of Fund Administration, joined
   (6/12/1971)                                                                Lord Abbett in 2003, formerly Vice
                                                                              President, Lazard Asset Management from
                                                                              2000 to 2003, prior thereto Manager of
                                                                              Deloitte & Touche LLP.

COMMITTEES

The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Fund.


APPROVAL OF ADVISORY CONTRACT


At meetings on December 9, 2004, the Board of Directors of the Funds, including all Directors who are not interested persons of the Funds (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

LARGE-CAP VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures noted that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month and one-year periods and since the inception of the fund (June 30, 2003). The Board also noted that the performance was below that of the Lipper Large-Cap Value Index for each of those periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees for the Fund were approximately forty basis points below the median of the peer group and that actual management and administrative services fees were approximately eight basis points below the median. The Board also noted that, since the Fund's inception, Lord Abbett had agreed to cap the Fund's Class A total expense ratio at 0.95%, the Classes B and C total expense ratios at 1.60%, the Class P total expense ratio at 1.05%, and the Class Y total expense ratio at 0.60%, with the result that the total expense ratio of Class A was approximately fifty basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately fifty-four basis points below the median, the total expense ratio of Class P was approximately two basis points above the median, and the total expense ratio of Class Y was approximately forty-two basis points below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

ALL VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class C shares of the Fund was in the third quintile of its performance universe for the nine-month and one-year periods and in the second quintile for the three-, five-, and ten-year periods. The Board also noted that the Fund's performance was below that of the Lipper Multi-Cap Value Index for the nine-month and three-year periods, but above that of the Index for the one-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were less than one basis point below the median of the peer group and that the actual management fees were approximately four basis points above the median. The Board also noted that the actual total expense ratio of Class A was approximately eight basis points above the median of the peer group and that the actual total expense ratio of Class C was less than one basis point above the median. The Board noted that the contractual management fees of the Fund had been reduced, effective October 1, 2004, and were now approximately four basis points below the median of the peer group and the actual management fees would be approximately one basis point above the median of the peer group. The Board also noted that Lord Abbett had agreed to cap the total expense ratio of Class A at 0.95% and total expense ratio of Class C at 1.60% and that the total expense ratio of Class A would be approximately three basis points below the median of the peer group and the total expense ratio of Class C would be approximately two basis points below the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

ALPHA SERIES

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, three-year, and five-year periods. The Board also noted that there was no Lipper index that would serve as an appropriate comparison for the Fund.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management fees were approximately eight basis points below the median of the peer group and that the actual management fees were approximately four basis points that of the median of the peer group. The Board also noted that the total expense ratio of Class A was approximately fifteen basis points below the median of the peer group and that the total expense ratios of Classes B and C were approximately the same as the median of the peer group. The Board noted that, like other funds in the peer group, the Fund indirectly pays the management fees and other expenses of the underlying funds in which it invests.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month and one-year period and in the fifth quintile for the three- and five-year periods. The board also noted that the performance was above that of the Lipper International Small/Mid-Cap Growth Index for the nine-month period and below that of the Index for all other periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately twenty-one basis points below the median of the peer group and that the the actual management and administrative services fees were approximately the same as the median of the peer group. The Board noted that the total expense ratio of Class A was approximately nine basis points below the median of the peer group, the total expense ratios of Classes B and C were the same as the median of the peer group, the total expense ratio of Class P was approximately fourteen basis points above the median and the total expense ratio of Class Y was approximately eighteen basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INTERNATIONAL CORE EQUITY FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund had only been in existence since December 31, 2003. The Board further noted that the performance of the Class A shares of the Fund was in the fifth quintile of its peer group and below that of the Lipper International Multi-Cap Core Index for the period since inception.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of a peer group. It also considered the amount and nature of the fees paid by shareholders. The Board also noted that the contractual management and administrative services fees of the Fund were approximately twenty-one basis points below the median of the peer group and that the actual management and administrative services fees were approximately nine basis points below the median. The Board noted that the total expense ratio of Class A was approximately seven basis points below the median of the peer group, the total expense ratios of Classes B and C were approximately three basis points below the median, the total expense ratio of Class P was approximately twenty-nine basis points above the median, and the total expense ratio of Class Y was approximately thirteen basis points above the median. The Board also noted that Lord Abbett had agreed to implement a total expense cap for the Fund that would limit the total expense ratio of Class A to 1.75%, the total expense ratios of Classes B and C to 2.40%, the total expense ratio of Class P to 1.85%, and the total expense ratio of Class Y to 1.40%, but that the total expense ratio of each class was below that cap at September 30, 2004.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve the management agreement on behalf of the International Core Equity Fund and the continuation of the existing management agreement for the other Funds.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                      (2)                                    (3)
                         FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2004
                         OCTOBER 31, 2004 AGGREGATE             TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE          COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
----------------------   ------------------------------------   ---------------------------------------------
E. Thayer Bigelow        $       4,281                          $       127,364
William H.T. Bush        $       4,197                          $       126,320
Robert B. Calhoun, Jr.   $       4,344                          $       127,000
Julie A. Hill*           $       3,210                          $       111,417
Franklin W. Hobbs        $       3,968                          $       118,500
C. Alan MacDonald        $       4,365                          $       131,320
Thomas J. Neff           $       3,856                          $       117,000


----------

*    Elected February 1, 2004

   1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $873, $1,350, $4,344, $1,996, $3,968, $873, and $3,856
        respectively.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.


The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
NAME OF TRUSTEE              ALPHA FUND          ALL VALUE FUND      INTERNATIONAL CORE EQUITY FUND
---------------          ------------------   --------------------   ------------------------------
Robert S. Dow              Over $100,000         Over $100,000                Over $100,00
E. Thayer Bigelow         $50,001-$100,000         $1-$10,000                $1 to $10,000
William H. T. Bush           $1-$10,000            $1-$10,000                $1 to $10,000
Robert B. Calhoun, Jr.       $1-$10,000         $10,001-$50,000              $1 to $10,000
Julie A. Hill*               $1-$10,000            $1-$10,000                $1 to $10,000
Franklin W. Hobbs            $1-$10,000            $1-$10,000                $1 to $10,000
C. Alan MacDonald            $1-$10,000         $10,001-$50,000              $1 to $10,000
Thomas J. Neff               $1-$10,000         $50,001-$100,000             $1 to $10,000



                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    AGGREGATE DOLLAR RANGE OF
                           INTERNATIONAL                                EQUITY SECURITIES IN LORD
NAME OF TRUSTEE          OPPORTUNITIES FUND   LARGE-CAP VALUE FUND       ABBETT-SPONSORED FUNDS
---------------          ------------------   --------------------      -------------------------
Robert S. Dow              Over $100,000         Over $100,000               Over $100,000
E. Thayer Bigelow            $1-$10,000            $1-$10,000                Over $100,000
William H. T. Bush           $1-$10,000            $1-$10,000                Over $100,000
Robert B. Calhoun, Jr.       $1-$10,000            $1-$10,000                Over $100,000
Julie A. Hill*               $1-$10,000            $1-$10,000               $50,001-$100,000
Franklin W. Hobbs            $1-$10,000            $1-$10,000                Over $100,000
C. Alan MacDonald            $1-$10,000            $1-$10,000                Over $100,000
Thomas J. Neff               $1-$10,000            $1-$10,000                Over $100,000


----------

*    Elected February 1, 2004


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A. In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 2, 2004, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers holding shares for the benefit of their clients, the following shareholders owned more than 5% of each Fund's outstanding Class Y shares:

ALL VALUE FUND CLASS Y SHARES

Lord Abbett Profit Sharing Plan                               48.76%
Richard Larsen
610 Riverside Dr.
Cranford, NJ 07016

ALPHA FUND CLASS Y SHARES

Lord Abbett Profit Sharing Plan                                9.66%
Eirc H. Gaugler
5941 48th Ave.
Woodside, NY 11377

Lord Abbett Profit Sharing Plan                                9.67%
Christopher J. Towle
178 Johnson Road
Scarsdale, NY 10583

Lord Abbett Profit Sharing Plan                                6.82%
Stephen I. Allen
267 Woodland Ave.
Westfield, NJ 07090

Lord Abbett Profit Sharing Plan                               11.83%
Andrew O'Brien
55 W.26th St. Apt 27D
New York, NY 10010

Lord Abbett Profit Sharing Plan                                7.11%
Barry Motz
1468 E. Broad St.
Westfield, NJ 07090

Lord Abbett Profit Sharing Plan                                8.57%
Ceferino Enriquez
222 Jon St.
Old Bridge, NJ 08857

INTERNATIONAL CORE EQUITY CLASS Y SHARES
University of Arizona Foundation                              19.60%
Univ. Of Arizona Restricted Fund
1111 N. Cherry Ave.
Tucson, AZ 85721

Lord Abbett Profit Sharing Plan                                6.47%
Robert M. Hickey
24 Danbury Rd.
Tinton Falls, NJ 07753

Lord Abbett Profit Sharing Plan                                5.45%
Robert Weldon
8102 Pond Shadow Ln.
Tampa, FL 33635

INTERNATIONAL OPPORTUNITIES FUND CLASS Y SHARES
Lord Abbett Balanced Series                                   97.60%
Attn: Bernie Grzelak
90 Hudson St.
Jersey City, NJ 07302

LARGE CAP VALUE FUND CLASS Y SHARES
Wells Fargo Bank NA FBO                                       85.32%
U of A FDN
PO Box 1533
Minneapolis, MN 55480


Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Paul A. Hilstad, W. Thomas Hudson, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli
M. Salzmann. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, , Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rates for each Fund are as follows:

   -  For International Opportunities Fund, at an annual rate of .75 of 1%.

   -  For All Value Fund the fee is calculated at the following annual rates:
          .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Fund's assets over $500 million.

   - For International Core Equity Fund the fee is calculated at the following annual rates:
          .75 of 1% on the first $1 billion of average daily net assets, .70 of 1% on the next $1 billion of average daily net assets, and .65 of 1% on average daily net assets over $2 billion.

   - For Large-Cap Value Fund the fee is calculated at the following annual rates:
          .40 of 1% of the first $2 billion in assets, .375 of 1% on the next $3 billion, and .35 of 1% of assets over $5 billion.


For the fiscal years ended October 31, 2004, 2003, and 2002, such fees amounted to $ 7,794,331, $3,191,937, and $2,112,158, for All Value Fund; and $1,151,880,
$845,895, and $1,068,860, for International Opportunities Fund for the same periods. For the fiscal year ended October 31, 2004, and the period June 23, 2003 to October 31, 2003 the management fee amounted to $39,896 for Large-Cap Value Fund.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

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COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT


DST Systems, Inc. 210 W. 10th St.., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher

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commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.


In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,947,188, $1,092,823, and $1,143,702 for All Value Fund;
$622,064 and $435,328, for the International Opportunities Fund. For the fiscal year ended October 31, 2004 and for the period from June 23, 2003 through October 31, 2003, Large-Cap Value Fund paid $0 and $3,637 in total brokerage commission on transactions of securities to independent broker-dealers. The Alpha Fund did not pay any commissions. For the period December 15, 2003 to October 31, 2004, International Core Equity Fund paid $577,586 to independent broker-dealers


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares of each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

A 2.00% fee is charged on redemptions or exchanges of International Core Equity Fund and International Opportunities Fund shares held ten business days or less. See "Purchases, Redemptions, and Pricing - Redemption Fee" below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.


The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."


The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases.


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other funds before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

REDEMPTION FEE. If you redeem or exchange shares of the International Core Equity Fund or the International Opportunities Fund after holding them ten business days or less, you will pay a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged. The redemption fee is retained by the Fund and is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The redemption fee does not apply to shares acquired through reinvestment of dividends or other distributions. Each Fund will use the "last-in, first-out" method to determine your holding period. Under this method, the shares you have held for the longest period will be treated as redeemed first. The redemption fee may be modified at any time or from time to time.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.


Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.


Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Core Equity Fund or the International Opportunities Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include you share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently
(i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed as such to you.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if it constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you must file a disclosure statement with the Internal Revenue Service.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the total return is shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2004, for each Fund, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund after December 31, 2003, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares for the International Opportunities Fund. Before-and after tax returns are provide for Class C for the All Value Fund, because Class Y shares have less than one year of performance. No performance is shown for International Core Equity Fund and Large-Cap Value Fund because each Fund has less than six-months of performance. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



ALL VALUE FUND
Class Y Shares
    Before Taxes                                  14.18%        -         -         26.44%     (3/31/03)
Class Y Shares After
    Taxes on Distributions                        13.89%        -         -         26.25%     (3/31/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                   9.38%         -         -         22.61%     (3/31/03)

INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares
    Before Taxes                                  16.73%    -4.99%        -         -0.47%     (12/30/97)
Class Y Shares After
    Taxes on Distributions                        15.96%    -5.71%        -         -1.07%     (12/30/97)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                   10.80%    -4.56%        -         -0.73%     (12/30/97)

INTERNATIONAL CORE EQUITY FUND
Class Y Shares
    Before Taxes                                      -         -         -          2.96%     (12/31/03)
Class Y Shares After
    Taxes on Distributions                            -         -         -          2.96%     (12/31/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                       -         -         -          1.92%     (12/31/03)

LARGE CAP VALUE FUND
Class Y Shares
    Before Taxes                                  11.09%        -         -         15.05%     (06/30/03)

Class Y Shares After
    Taxes on Distributions                        10.79%        -         -         14.82%     (06/30/03)
Class Y Shares After Taxes on
    Distributions and Sales of
    Fund Shares                                    7.19%        -         -         12.69%     (06/30/03)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Securities Trust- All Value Fund, Alpha Fund, International Opportunities Fund, Large-Cap Value Fund and International Core Equity Fund's 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                     FUNDS' PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


ABN-AMRO Asset Management
ADP Retirement Services
AG Edwards
AIG SunAmerica
Allstate Life Insurance Company
Alpha Investment Consulting Group LLC
American Express Retirement Services
American United Life Insurance Company
AMG Data Services
Amivest Capital Management
Amvescap Retirement
AON Consulting
Arnerich Massena & Associates, Inc.
Asset Performance Partners
Asset Strategies Portfolio Services, Inc.
AXA Financial, Inc.
Bank of America Corporation
Bank of New York
Bank of Oklahoma
Bank One
Bear Stearns
Becker, Burke Associates
Bell GlobeMedia Publishing Co.
Bellwether Consulting
Berthel Schutter
Bloomberg Integration Services LLC / Bloomberg L.P. (fixed income trading system)
Brown Brothers Harriman
Buck Consultants, Inc.
Callan Associates, Inc.
Cambridge Associates, LLC
Cambridge Financial Services
Capital Access International
Charles Schwab & Co
Chicago Trust Company
CIBC Oppenheimer
Cigna Retirement and Investment Services
CitiStreet
Clark Consulting
Columbia Trust Company
Concord Advisory Group Ltd.
Consulting Services Group, LP

CRA Rogers Casey
Curcio Webb
D.A. Davidson
Dahab Assoc.
Defined Contribution Advisors, Inc.
Delaware Investment Advisors
Deliotte & Touche LLP (Funds' independent registered public accounting firm) DeMarche Assoc., Inc.
DiMeo Schneider & Associates
Disabato Associates, Inc.
DST Systems, Inc. (Funds' Transfer Agent)
EAI
Edgewood Services, Inc.
Edward Jones
Ennis, Knupp & Associates
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative analytics for Funds)
Federated Investments
FEP Capital, L.P. (B share financing)
Fidelity Capital Technology, Inc. (corporate action tracking)
Fidelity Investments
Fifth Third Bank
First Mercantile Trust Co.
FleetBoston Financial Corp.
Franklin Templeton
Freedom One Financial Group
Freedom One Investment Advisors
Frost Bank
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.
Fund Evaluation Group, LLC
Goldman Sachs
Great-West Life and Annuity Insuance Company
Greenwich Associates
Hartford Life Insurance Company
Hartland & Co.
Hewitt Associates, LLC
Hewitt Investment Group
Highland Consulting Associates, Inc.
Horace Mann Life Insurance Company
HSBC Bank USA N.A.
ICMA Retirement Corp.
ING
Institutional Shareholder Services, Inc. (proxy voting administrator) Interactive Data Corporation (pricing vendor)
Intuit
INVESCO Retirement Services
Invesmart
Investment Consulting Services, LLC
Inviva
Jefferson National Life Insurance Company

Jeffrey Slocum & Associates, Inc.
JP Morgan Consulting
JP Morgan Investment Management
Kirkpatrick & Lockhart LLP (Counsel to Lord, Abbett & Co. LLP)
LCG Associates, Inc.
Legacy Strategic Asset Mgmt. Co.
Legg Mason
Lincoln Financial
Lipper Inc., a Reuters Company
LPL Financial Services
Madison Portfolio Consultants, Inc.
Manulife Financial
Marco Consulting Group
Marquette Associates, Inc.
MassMutual Financial Group
McDonald
Meketa Investment Group
Mellon Employee Benefit Solutions
Mercer Investment Consulting
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife
MetLife Investors
MFS Retirement Services, Inc.
MFS/Sun Life Financial Distributors, Inc. (MFSLF)
Midland National Life
Milliman & Robertson Inc.
Minnesota Life Insurance Company
Monroe Vos Consulting Group, Inc.
Morgan Keegan
MorganStanley
Morningstar Associates, Inc. / Morningstar, Inc.
National City Bank
Nationwide Financial
NCCI Holdings, Inc.
New England Pension Consultants
New York Life Investment Management
Nordstrom Pension Consulting (NPC)
Oppenheimer Asset Management
Oxford Associates
Palmer & Cay Investment Services
Paul L. Nelson & Associates
Peirce Park Group
Pension Consultants, Inc.
PFE Group
PFPC, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PNC Advisors
Portfolio Evaluations, Inc.
Prime, Buchholz & Associates, Inc.
Princeton Financial Systems, Inc. (portfolio administration system)

Protective Life Corporation
Prudential Insurance Company of America
Prudential Investments
Putnam Fiduciary Trust Company
Putnam Investments
R.V. Kuhns & Associates, Inc.
Raymond James Financial, Inc.
RBC Dain Rauscher
Rocaton Investment Advisors, LLC
Ron Blue & Co.
Roszel Advisors, LLC (MLIG)
Russell Mellon Analytical Services
Scudder Investments
SEI Investment
SG Constellation, LLC
Shields Associates
Smith Barney
Spagnola-Cosack, Inc.
Standard & Poor's
Stanton Group
State Street Bank and Trust Company (Funds' custodian and accounting agent) Stearne, Agee & Leach Stephen's, Inc.
Stifel Nicolaus
Strategic Advisers, Inc.
Strategic Insight
Strategic Investment Solutions
Stratford Advisory Group, Inc.
Summit Strategies Group
T. Rowe Price Associates, Inc.
TD Asset Management
The 401k Company
The Carmack Group, Inc.
The MacGregor Group, Inc. (equity trading system)
The Managers Fund
The Manufacturers Life Ins. Co.
The Vanguard Group
Thomson Financial Research (past performance hypotheticals)
Towers Perrin
Transamerica Retirement Services
Travelers Life and Annuity Company
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group
UMB Bank
Union Bank of California
US Bank
USI Retirement
Valic
Vickers Stock Research Corporation
Victory Capital Management
Vestek Systems, Inc.

Wachovia
Watson Wyatt Worldwide
Welch Hornsby & Welch
Wellesley Group, Inc.
Wells Fargo
Wilmer Cutler Pickering Hale and Dorr LLP (Counsel to the Independent Board of
 Trustees)
Wilshire Associates, Inc.
Wurts & Associates, Inc.
Wyatt Investment Consulting, Inc.
Yanni Partners, Inc.

                                                               NOVEMBER 21, 2003


                                   APPENDIX B


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.


                       SUMMARY OF PROXY VOTING GUIDELINES


Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent registered public accounting firm, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld.

These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

-  No dead-hand or no-hand pills.

- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2005


                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                                (CLASS A SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated March 1, 2005.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.


            TABLE OF CONTENTS                                           PAGE
            1.    Fund History                                           2
            2.    Investment Policies                                    2
            3.    Management of the Funds                               10
            4.    Control Persons and Principal Holders of Securities   19
            5.    Investment Advisory and Other Services                21
            6.    Brokerage Allocations and Other Practices             19
            7.    Classes of Shares                                     22
            8.    Purchases, Redemptions and Pricing                    23
            9.    Taxation of the Funds                                 29
            10.   Underwriter                                           31
            11.   Performance                                           31
            12.   Financial Statements                                  33
     Appendix A.  Funds' Portfolio Information Recipients               34
     Appendix B.  Proxy Voting Policies and Procedures                  39

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only shares of Class A of Micro-Cap Growth Fund and Micro-Cap Value Fund are described in this SAI. Class A shares of the Funds are only offered to current or retired employees, partners, and officers, directors or trustees of each of Lord Abbett-sponsored funds and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid subject to the oversight of the Board;




     (3) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (4) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (5) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

     (6) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Trust's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2004, 2003 and 2002, the portfolio turnover rate was 79.07%, 126.71% and 34.08% for the Micro-Cap Growth Fund; 36.97%, 48.55% and 36.02% for the Micro-Cap Value Fund, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market liquidity currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, a Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent auditors, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the calendar quarter-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or as otherwise agreed to among the parties. In the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett periodically evaluates whether there are any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Lord Abbett personnel conduct meetings to review the policies and procedures described in this section and to determine compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUNDS


The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.


INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
------------------------------------   -------------------   -----------------------------------   -------------------
ROBERT S. DOW                          Trustee since; 1993   Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 Chairman since 1996   Investment Officer of Lord Abbett
90 Hudson Street                                             since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945


INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.


                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
------------------------------------   -------------------   ------------------------------------  -------------------
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Emmerling Communications                                     Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave., Suite 3810                                  Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
New York, NY                                                 2000); Acting Chief Executive         Crane Co., and Huttig
Date of Birth: 10/22/1941                                    Officer of Courtroom Television       Building Products Inc.
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Networks Inc.
Suite 1250                                                   (since 1986).                         (since 2002), and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc. (since
                                                                                                   2000)

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc. and Interstate
Cambridge, MA                                                Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                          Trustee since 2004    Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                                                   Companies, a business consulting      director of Wellpoint
Newport Coast, CA                                            firm (1998 - present); Founder,       Health Networks Inc.;
Date of Birth: 7/16/1946                                     President and Owner of the            Resources Connection
                                                             Hiram-Hill and Hillsdale              Inc.; Holcim (US) Inc.
                                                             Development Companies from 1998 to
                                                             2000.

FRANKLIN W. HOBBS                      Trustee since 2001    Former Chief Executive Officer of     Currently serves as
One Equity Partners                                          Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
320 Park Ave. (18th Floor)                                   investment bank (January 2002 -       Company.
New York, NY                                                 April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                     Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired - General Business and        Currently serves as
P.O. Box 4393                                                Governance Consulting (since 1992);   director of H.J. Baker
Greenwich, CT                                                formerly President and CEO of         (since 2003).
Date of Birth: 5/19/1933                                     Nestle Foods.

THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart (U.S.),    Currently serves as
Spencer Stuart                                               an executive search consulting firm   director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    (since 1997) and Hewitt
New York, NY                                                 Stuart (1979-1996).                   Associates, Inc.
Date of Birth: 10/2/1937





OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------  -------------------  ------------------------  --------------------------------------------
ROBERT S. DOW                      Chief Executive      Elected in 1993           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

SHOLOM DINSKY                      Executive Vice       Elected in 2003           Partner and Large Cap Value Investment
(3/24/1944)                        President                                      Manager, joined Lord Abbett in 2000,
                                                                                  formerly Managing Director of
                                                                                  Prudential Asset Management, prior
                                                                                  thereto Director of Equity Research
                                                                                  and Senior Vice President at
                                                                                  Mitchell Hutchins Asset Management.

ROBERT P. FETCH                    Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
(2/18/1953)                        President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KENNETH G. FULLER                  Executive Vice       Elected in 2003           Investment Manager - Large Cap Value, joined
(4/22/1945)                        President                                      Lord Abbett in 2002, formerly Portfolio
                                                                                  Manager and Senior Vice President at Pioneer
                                                                                  Investment Management, Inc. from 1999 to
                                                                                  2002; prior thereto Principal, Manley,
                                                                                  Fuller Asset Management.

HOWARD E. HANSEN                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(10/13/1961)                       President                                      Abbett in 1995.

VINCENT J. MCBRIDE                 Executive Vice       Elected in 2003           Senior Investment Manager, International
(5/8/1964)                         President                                      Core Equity, joined Lord Abbett in 2003,
                                                                                  formerly Managing Director and Portfolio
                                                                                  Manager at Warburg Pincus Asset Management
                                                                                  and Credit Suisse Asset Management.

ROBERT G. MORRIS                   Executive Vice       Elected in 1998           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

F. THOMAS O'HALLORAN               Vice President       Elected in 2003           Partner and Investment Manager, joined Lord
(2/19/1955)                                                                       Abbett in 2001, formerly Executive
                                                                                  Director/Senior Research Analyst at Dillon
                                                                                  Read/UBS Warburg.

ELI M. SALZMANN                    Executive Vice       Elected in 2003           Partner and Director of Institutional Equity
(3/24/1964)                        President                                      Investments, joined Lord Abbett in 1997.

HAROLD SHARON                      Executive Vice       Elected 2003              Investment Manager and Director,
(9/23/1960)                        President                                      International Core Equity Management,
                                                                                  joined Lord Abbett in 2003, formerly
                                                                                  Financial Industry Consultant for
                                                                                  Venture Capitalist from 2001 to 2003,
                                                                                  prior thereto Managing Director of
                                                                                  Warburg Pincus Asset Management and
                                                                                  Credit Suisse Asset Management.

YAREK ARANOWICZ                    Vice President       Elected in 2004           Investment Manager, joined Lord Abbett in
(5/8/1963)                                                                        2003, prior thereto Vice President, Head of
                                                                                  Global Emerging Markets Funds of Warburg
                                                                                  Pincus Asset Management and Credit Suisse
                                                                                  Asset Management.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                                                                       and Operations, joined Lord Abbett in 1999.

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer; joined Lord Abbett
(7/28/1956)                        Officer                                        in 2001; formerly Chief Compliance Officer
                                                                                  with Credit-Suisse Asset Management since
                                                                                  1998.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

DAVID G. BUILDER                   Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998.
(1/4/1954)

DANIEL E. CARPER                   Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.
(1/22/1952)

JOHN J. DICHIARO                   Vice President       Elected in 2000           Partner and Senior Strategy Coordinator-Small
(7/30/1957)                                                                       Cap Growth, joined Lord Abbett in 2000, prior
                                                                                  thereto Vice President - Securities Group of
                                                                                  Wafra Investment Advisory Group.

LESLEY-JANE DIXON                  Executive Vice       Elected in 1999           Partner and Investment Manager, joined Lord
(1/1/1964)                         President                                      Abbett in 1995.

DANIEL H. FRASCARELLI              Vice President       Elected in 2001           Partner and Investment Manager, joined Lord
(3/11/1954)                                                                       Abbett in 1990.

GERARD S. E. HEFFERNAN, JR.        Executive Vice       Elected in 1999           Partner and Research Analyst, joined Lord
(9/7/1963)                         President                                      Abbett in 1998.

PAUL A. HILSTAD                    Vice  President and  Elected in 1996           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

TODD D. JACOBSON                   Vice President       Elected in 2003           Investment Manager, International Core
(10/28/1966 )                                                                     Equity, joined Lord Abbett in 2003,
                                                                                  formerly Director and Portfolio Manager
                                                                                  at Warburg Pincus Asset Management and
                                                                                  Credit Suisse Asset Management from 2002
                                                                                  to 2003; prior thereto Associate
                                                                                  Portfolio Manager of Credit Suisse Asset
                                                                                  Management.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1993           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

TODOR PETROV                       Vice President       Elected in 2003           Investment Manager, joined Lord Abbett
(5/18/1974)                                                                       in 2003, formerly Associate Portfolio
                                                                                  Manager of Credit Suisse Asset
                                                                                  Management from 1999 to 2003; prior
                                                                                  thereto Summer Associate of Warburg
                                                                                  Pincus Funds.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management LLC from 2000 to
                                                                                  2003, prior thereto Manager of Deloitte
                                                                                  & Touche LLP.



PLEASE CALL 888-522-2388 FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
(SAI), WHICH CONTAINS FURTHER INFORMATION ABOUT THE TRUST'S TRUSTEES. IT IS AVAILABLE FREE UPON REQUEST.


COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met times. The Nominating and Governance Committee has adopted policies with respect to its consideration of individual recommended by the Funds' shareholders to serve as independent Trustees. A shareholder who would like to recommend a candidate may write to the Funds.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 9, 2004, the Board of Directors of the Funds, including all Directors who are not interested persons of the Funds (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

MICRO-CAP VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. noted the difficulty of comparing the Fund to an appropriate performance universe, given the limited number of registered investment companies having a similar investment objective, and considered the performance of the Fund compared to two different performance universes. The Board noted that the performance of the Class Y shares of the Fund were in the first quintile of one performance universe for all periods, and in the first quintile of the other performance universe for all periods, except the one-year period, in which it was in the second quintile. The Board also noted that the performance was above that of the Lipper Small-Cap Core Index and the Lipper Small-Cap Value Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately thirty-nine basis points above the median of the peer group and the actual advisory and administrative services fees were approximately sixty-four basis points above the median. The Board also noted that Lord Abbett had implemented an expense cap that reduced the total expense ratio of Class A to 2.10% and the total expense ratio of Class Y to 1.85%. The Board noted that, taking into account the cap, the total expense ratio of Class A was approximately thirty-six basis points above the median of the peer group and the total expense ratio of Class Y was approximately forty-five basis points above the median. The Board also noted the Fund was only offered to institutional investors and to employees of Lord Abbett.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

MICRO-CAP GROWTH FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. noted the difficulty of comparing the Fund to an appropriate performance universe, given the limited number of registered investment companies having a similar investment objective, and considered the performance of the Fund compared to two different performance universes. The Board noted noted that the performance of the Class Y shares of the Fund was in the fourth quintile of one performance universe for the nine-month and three-year periods and in the fifth quintile for the one-and five-year periods, and in the first quintile in the nine-month and three-year periods, in the third quintile in the one-year period, and in the second quintile in the five-year period for the second performance universe. The Board also noted that the performance was below that of the Lipper Small-Cap Core Index and above that of the Lipper Small-Cap Growth Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately thirty-nine basis points above the median of the peer group and the actual management and administrative services fees were approximately sixty-four basis points above the median of the peer group. The Board noted that Lord Abbett had implemented a total expense cap for the Fund that reduced the total expense ratio of Class A to 2.10% and the total expense ratio of Class Y to 1.85%. The Board noted that, in light of the expense, the total expense ratio of Class A was approximately thirty-six basis points above the median of the peer group and the total expense ratio of Class Y was approximately forty-five basis points above the median of the peer group. The Board also noted the Fund was offered only to institutional investors and to employees of Lord Abbett.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord

Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


(1)                      (2)                                    (3)
                         FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2004
                         OCTOBER 31, 2004 AGGREGATE             TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE          COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
----------------------   ------------------------------------   ---------------------------------------------
E. Thayer Bigelow        $  4,281                               $  127,364
William H.T. Bush        $  4,197                               $  126,320
Robert B. Calhoun, Jr.   $  4,344                               $  127,000
Julie A. Hill*           $  3,210                               $  111,417
Franklin W. Hobbs        $  3,968                               $  118,500
C. Alan MacDonald        $  4,365                               $  131,320
Thomas J. Neff           $  3,856                               $  117,000


----------

*    Elected February 1, 2004

     1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $873, $1,350, $4,344, $1,996, $3,968, $873, and $3,856 respectively.

2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.


The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.


                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

                                                              AGGREGATE DOLLAR RANGE OF
                                                              DIRECTOR OWNERSHIP IN LORD
NAME OF TRUSTEE          MICRO-CAP GROWTH   MICRO-CAP VALUE     ABBETT SPONSORED FUND
----------------------   ----------------   ---------------   --------------------------
Robert S. Dow              Over $100,000     Over $100,000          Over $100,000
E. Thayer Bigelow            $1-$10,000       $1-$10,000            Over $100,000
William H. T. Bush           $1-$10,000       $1-$10,000            Over $100,000
Robert B. Calhoun, Jr.       $1-$10,000       $1-$10,000            Over $100,000
Julie A. Hill*               $1-$10,000       $1-$10,000          $50,001-$100,000
Franklin W. Hobbs            $1-$10,000       $1-$10,000            Over $100,000
C. Alan MacDonald            $1-$10,000       $1-$10,000            Over $100,000
Thomas J. Neff               $1-$10,000       $1-$10,000            Over $100,000


----------

*    Elected February 1, 2004


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING
Each Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A.

In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is currently only being offered to partners and employees of Lord Abbett and to officers and directors or trustees of each Lord Abbett-sponsored fund (including any retired persons who formerly held such positions), and the spouses and children under the age of 21of each such employees, officer, director or trustee. As of February 2, 2004, our officers and Trustees, as a group, owned approximately 44% of Micro-Cap Growth Fund's outstanding shares of Class A, and 50% of Micro-Cap Value Fund's outstanding shares of Class A. As of
February 2, 2004, the following shareholders owned 5% or more of each Fund's Class A outstanding shares:


MICRO-CAP VALUE FUND
Diane G. Noelke                        Class A    5.01%
Robert J. Noelke JTWROS
37 Huron Dr.
Chatham, NJ 07928

John J. Walsh                          Class A    7.39%
NYAC
180 Central Park South
Box 1190
New York, NY 10019

Daniel E. Carper & Margaret A Carper   Class A   33.67%
JT WROS
444 Washington Blvd. Apt 3544
Jersey City, NJ 07310

Robert S. Dow TR                       Class A    8.16%
FBO Lindsay Dow
2719 Main St.
Lawrenceville, NJ 08648

The Dow Foundation                     Class A   12.11%
2719 Main St.
Lawrenceville, NJ 08648

MICRO-CAP VALUE GROWTH
John J. Walsh                          Class A    8.02%
NYAC
180 Central Park South
Box 1190
New York, NY 10019

Daniel E. Carper & Margaret A Carper   Class A   21.07%
JT WROS
444 Washington Blvd. Apt 3544
Jersey City, NJ 07310

Susan E. Lynch & Robert S. Dow TR      Class A    6.29%
U/A Charles R. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch & Robert S. Dow TR      Class A    6.29%
U/A Andrew E. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch & Robert S. Dow TR      Class A    6.29%
U/A Ronald P. Lynch
8 Bayberry Ln.
Greenwich, CT 06831

Susan E. Lynch                         Class A    5.05%

8 Bayberry Ln.
Greenwich, CT 06831

The Dow Foundation                     Class A   24.99%
2719 Main St.
Lawrenceville, NJ 08648


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Paul A. Hilstad, W. Thomas Hudson, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli
M. Salzmann. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on the class' proportionate share of each Fund's average daily net assets. Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds. For the fiscal years ended October 31, 2004, 2003, and 2002, such fees amounted to $82,459, $52,559, and $48,800 for Micro-Cap Growth Fund; and $162,882, $100,462, and $90,783 for Micro-Cap Value Fund. For the fiscal years ended October 31, 2004, 2003, and 2002, all or a portion of such fees were waived. Effective February 5, 2003, Lord Abbett ended the voluntary management fee waiver.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a manager's bonus payment for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five year period. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc. 210 W. 10th St., Kansas City, MO, 64106 acts as the transfer agent and dividend agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.


In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.





Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $82,459, $52,559, and $48,800 for the Micro-Cap Growth Fund; and $21,827, $22,732 and $13,066 for the Micro-Cap Value Fund.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class A shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. As of the date of this SAI, each Fund offers Class A shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such person, as well as retired persons who formerly held such positions. These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. Eligible Purchasers may purchase shares at the net asset value ("NAV") per share determined after we receive the purchase order submitted in proper form. In the future, Class A shares may be offered to other investors, in which case a front-end sales charge normally will be added to the NAV as described below.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares". If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

RULE 12b-1 PLANS
CLASS A. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Funds' Class A, the "A Plan". The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. The Class A Plan is a compensation plan allowing a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The A Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan as described in the Prospectus and for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended October 31, 2003, in connection with advertising and marketing activities, including payments Lord Abbett Distributor forwarded under the A Plan to dealers and other agents were:


Micro-Cap Growth Fund -- $ 13,660.
Micro-Cap Value Fund  -- $ 26,973.


Each A Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board of Trustees reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each A Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of up to 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

GENERAL. The percentage (1% in the case of Class A) used to calculate CDSCs described above for the Class A shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. In the case of Class A the CDSC is received by the Fund (if the purchase was made prior to October 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after October 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund, or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee or (iv) shares which, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.


ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A shareholders.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares.

                                       8.
                             PURCHASES, REDEMPTIONS,
                                   AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."


The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases."


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.


All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.


Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares, as offered by other Lord-Abbett-sponsored funds, and currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.

Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund's or Lord Abbett Distributor's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
Taxation of the Funds


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.


Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.


Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a

Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                                   YEAR ENDED OCTOBER 31
                                        -------------------------------------------

                                             2004           2003           2002
                                        -------------   ------------   ------------
Gross sales charge                      $  21,403,660      5,836,926   $  2,124,928

Amount allowed to dealers               $  18,075,549   $  4,946,816   $  1,802,732
                                        -------------   ------------   ------------
Net commissions
  received by Lord Abbett Distributor   $   3,328,111   $    890,110   $    322,196
                                        =============   ============   ============


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value).

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2003, for each Fund, for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary income rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                  1 YEAR    LIFE OF FUND
                                  -------   ------------
MICRO-CAP GROWTH FUND
Class A Shares
  Before Taxes                     3.04%    -4.22% (5/1/2000)
Class A Shares After
  Taxes on Distributions           3.04%    -5.59%
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                      1.97%    -4.33%

MICRO-CAP VALUE FUND
Class A Share
  Before Taxes                    13.16%    21.52% (5/1/2000)
Class A Shares After
  Taxes on Distributions          11.64%    18.74%
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                      9.54%    17.07%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Securities Trust - Micro-Cap Growth Fund's and Micro-Cap Value Fund's 2003 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                     FUNDS' PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:

ABN-AMRO Asset Management
ADP Retirement Services
AG Edwards
AIG SunAmerica
Allstate Life Insurance Company
Alpha Investment Consulting Group LLC
American Express Retirement Services
American United Life Insurance Company
AMG Data Services
Amivest Capital Management
Amvescap Retirement
AON Consulting Arnerich Massena & Associates,Inc.
Asset Performance Partners
Asset Strategies Portfolio Services, Inc.
AXA Financial, Inc.
Bank of America Corporation
Bank of New York
Bank of Oklahoma
Bank One
Bear Stearns
Becker, Burke Associates
Bell GlobeMedia Publishing Co.
Bellwether Consulting
Berthel Schutter
Bloomberg Integration Services LLC / Bloomberg L.P.(fixed income trading system) Brown Brothers Harriman
Buck Consultants, Inc.
Callan Associates, Inc.
Cambridge Associates, LLC
Cambridge Financial Services
Capital Access International
Charles Schwab & Co
Chicago Trust Company
CIBC Oppenheimer
Cigna Retirement and Investment Services
CitiStreet
Clark Consulting
Columbia Trust Company
Concord Advisory Group Ltd.
Consulting Services Group, LP
CRA Rogers Casey
Curcio Webb

D.A. Davidson
Dahab Assoc.
Defined Contribution Advisors, Inc.
Delaware Investment Advisors
Deliotte & Touche LLP (Funds' independent registered public accounting firm) DeMarche Assoc., Inc.
DiMeo Schneider & Associates
Disabato Associates, Inc.
DST Systems, Inc. (Funds' Transfer Agent)
EAI
Edgewood Services, Inc.
Edward Jones
Ennis, Knupp & Associates
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative analytics for Funds)
Federated Investments
FEP Capital, L.P. (B share financing)
Fidelity Capital Technology, Inc. (corporate action tracking)
Fidelity Investments
Fifth Third Bank
First Mercantile Trust Co.
FleetBoston Financial Corp.
Franklin Templeton
Freedom One Financial Group
Freedom One Investment Advisors
Frost Bank
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.
Fund Evaluation Group, LLC
Goldman Sachs
Great-West Life and Annuity Insuance Company
Greenwich Associates
Hartford Life Insurance Company
Hartland & Co.
Hewitt Associates, LLC
Hewitt Investment Group
Highland Consulting Associates, Inc.
Horace Mann Life Insurance Company
HSBC Bank USA N.A.
ICMA Retirement Corp.
ING
Institutional Shareholder Services, Inc. (proxy voting administrator) Interactive Data Corporation (pricing vendor)
Intuit
INVESCO Retirement Services
Invesmart
Investment Consulting Services, LLC
Inviva
Jefferson National Life Insurance Company
Jeffrey Slocum & Associates, Inc.

JP Morgan Consulting
JP Morgan Investment Management
Kirkpatrick & Lockhart LLP (Counsel to Lord, Abbett & Co. LLP)
LCG Associates, Inc.
Legacy Strategic Asset Mgmt. Co.
Legg Mason
Lincoln Financial
Lipper Inc., a Reuters Company
LPL Financial Services
Madison Portfolio Consultants, Inc.
Manulife Financial
Marco Consulting Group
Marquette Associates, Inc.
MassMutual Financial Group
McDonald
Meketa Investment Group
Mellon Employee Benefit Solutions
Mercer Investment Consulting
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife
MetLife Investors
MFS Retirement Services, Inc.
MFS/Sun Life Financial Distributors, Inc. (MFSLF)
Midland National Life
Milliman & Robertson Inc.
Minnesota Life Insurance Company
Monroe Vos Consulting Group, Inc.
Morgan Keegan
MorganStanley
Morningstar Associates, Inc. / Morningstar, Inc.
National City Bank
Nationwide Financial
NCCI Holdings, Inc.
New England Pension Consultants
New York Life Investment Management
Nordstrom Pension Consulting (NPC)
Oppenheimer Asset Management
Oxford Associates
Palmer & Cay Investment Services
Paul L. Nelson & Associates
Peirce Park Group
Pension Consultants, Inc.
PFE Group
PFPC, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PNC Advisors
Portfolio Evaluations, Inc.
Prime, Buchholz & Associates, Inc.
Princeton Financial Systems, Inc. (portfolio administration system)

Protective Life Corporation
Prudential Insurance Company of America
Prudential Investments
Putnam Fiduciary Trust Company
Putnam Investments
R.V. Kuhns & Associates, Inc.
Raymond James Financial, Inc.
RBC Dain Rauscher
Rocaton Investment Advisors, LLC
Ron Blue & Co.
Roszel Advisors, LLC (MLIG)
Russell Mellon Analytical Services
Scudder Investments
SEI Investment
SG Constellation, LLC
Shields Associates
Smith Barney
Spagnola-Cosack, Inc.
Standard & Poor's
Stanton Group
State Street Bank and Trust Company (Funds' custodian and accounting agent) Stearne, Agee & Leach
Stephen's, Inc.
Stifel Nicolaus
Strategic Advisers, Inc.
Strategic Insight
Strategic Investment Solutions
Stratford Advisory Group, Inc.
Summit Strategies Group
T. Rowe Price Associates, Inc.
TD Asset Management
The 401k Company
The Carmack Group, Inc.
The MacGregor Group, Inc. (equity trading system)
The Managers Fund
The Manufacturers Life Ins. Co.
The Vanguard Group
Thomson Financial Research (past performance hypotheticals)
Towers Perrin
Transamerica Retirement Services
Travelers Life and Annuity Company
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group
UMB Bank
Union Bank of California
US Bank
USI Retirement
Valic
Vickers Stock Research Corporation
Victory Capital Management
Vestek Systems, Inc.

Wachovia
Watson Wyatt Worldwide
Welch Hornsby & Welch
Wellesley Group, Inc.
Wells Fargo
Wilmer Cutler Pickering Hale and Dorr LLP (Counsel to the Independent Board of
 Trustees)
Wilshire Associates, Inc.
Wurts & Associates, Inc.
Wyatt Investment Consulting, Inc.
Yanni Partners, Inc.

                                                               NOVEMBER 21, 2003


                                   APPENDIX B


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)    Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)    Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-  No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2005

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with the Prospectus for the Class Y shares of the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") (each individually a "Fund" or, collectively, the "Funds") dated March 1, 2005.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.



                   TABLE OF CONTENTS                                  PAGE
                   1.    Fund History                                  2
                   2.    Investment Policies                           2
                   3.    Management of the Funds                       9
                   4.    Control Persons and Principal Holders
                           of Securities                              19
                   5.    Investment Advisory and Other Services       19
                   6.    Brokerage Allocations and Other Practices    21
                   7.    Classes of Shares                            22
                   8.    Purchases, Redemptions, and Pricing          23
                   9.    Taxation of the Funds                        24
                   10.   Underwriter                                  26
                   11.   Performance                                  26
                   12.   Financial Statements                         27
           Appendix A.   Funds' Portfolio Information Recipients      28
           Appendix B.   Proxy Voting Policies and Procedures         33

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, but only shares of Class Y of Micro-Cap Growth Fund and Micro-Cap Value Fund are described in this SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

      (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

      (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment objective of each Fund, and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:

      (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid subject to the oversight of the Board;

      (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the All Value Fund and the International Opportunities Fund, additional series of the Trust, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

      (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York Stock Exchange ("NYSE")or American Stock Exchange or a major foreign exchange);

      (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

      (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

      (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than the Trust's shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2004 and 200, the portfolio turnover rate was 79.07% and 126.71% for the Micro-Cap Growth Fund; 36.97% and 48.55% for the Micro-Cap Value Fund, respectively.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market liquidity currency, political, information and other risks. Although each Fund may not invest more than 10% of its net assets in foreign securities, ADRs are not subject to this limitation.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, a Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Each Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
     - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objectives and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
     - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although each Fund has no current intention of doing so, each Fund and the underlying funds in which Alpha Fund invests, may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolios. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, each Fund has not entered into any stock index futures contracts and has no present intent to do so.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.
     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objectives and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     - U.S. Government Securities. These securities include Treasury bills, notes and bonds.
     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
     -    Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


                                       3.
                             MANAGEMENT OF THE FUNDS

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.



                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE     PRINCIPAL OCCUPATION
     DATE OF BIRTH        WITH TRUST            DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
------------------        -----------------     ----------------------              -------------------
ROBERT S. DOW             Trustee since; 1993   Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC    Chairman since        Investment Officer of Lord Abbett
90 Hudson Street          1996                  since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945



INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND                LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH                    WITH TRUST              DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS
-------------                    -----------------       ----------------------      -------------------
E. THAYER BIGELOW                Trustee since 1994      Managing General Partner,   Currently serves as
Emmerling Communications                                 Bigelow Media, LLC (since   director of Adelphia
41 Madison Ave., Suite 3810                              2000); Senior Adviser,      Communications, Inc.,
New York, NY                                             Time Warner Inc. (1998 -    Crane Co., and Huttig
Date of Birth: 10/22/1941                                2000); Acting Chief         Building Products Inc.
                                                         Executive Officer of
                                                         Courtroom Television
                                                         Network (1997 - 1998);
                                                         President and Chief
                                                         Executive Officer of Time
                                                         Warner Cable Programming,
                                                         Inc. (1991 - 1997).

WILLIAM H.T. BUSH                Trustee since 1998      Co-founder and Chairman     Currently serves as
Bush-O'Donnell & Co., Inc.                               of the Board of the         director of Wellpoint
101 South Hanley Road                                    financial advisory firm     Health Networks Inc.
Suite 1250                                               of Bush-O'Donnell &         (since 2002), and
St. Louis, MO                                            Company (since 1986).       Engineered Support
Date of Birth: 7/14/1938                                                             Systems, Inc. (since
                                                                                     2000)

ROBERT B. CALHOUN, JR.           Trustee since 1998      Managing Director of        Currently serves as
Monitor Clipper Partners                                 Monitor Clipper Partners    director of Avondale,
Two  Canal Park                                          (since 1997) and            Inc. and Interstate
Cambridge, MA                                            President of Clipper        Bakeries Corp.
Date of Birth: 10/25/1942                                Asset Management Corp.
                                                         (since 1991), both
                                                         private equity investment
                                                         funds.

JULIE A. HILL                    Trustee since 2004      Owner and CEO of the        Currently serves as
1280 Bison                                               Hillsdale Companies, a      director of Wellpoint
Newport Coast, CA                                        business consulting firm    Health Networks Inc.;
Date of Birth: 7/16/1946                                 (1998 - present);           Resources Connection
                                                         Founder, President and      Inc.; Holcim (US) Inc.
                                                         Owner of the Hiram-Hill
                                                         and Hillsdale Development
                                                         Companies from 1998 to
                                                         2000.

FRANKLIN W. HOBBS                Trustee since 2001      Former Chief Executive      Currently serves as
One Equity Partners                                      Officer of Houlihan Lokey   director of Adolph Coors
320 Park Ave.  (18th Floor)                              Howard & Zukin, an          Company.
New York, NY                                             investment bank (January
Date of Birth: 7/30/1947                                 2002 - April 2003);
                                                         Chairman of Warburg
                                                         Dillon Read (1999 -
                                                         2001); Global Head of
                                                         Corporate Finance of SBC
                                                         Warburg Dillon Read (1997
                                                         - 1999); Chief Executive
                                                         Officer of Dillon, Read &
                                                         Co. (1994 - 1997).

C. ALAN MACDONALD                Trustee since 1993      Retired - General           Currently serves as
P.O. Box 4393                                            Business and Governance     director of H.J. Baker
Greenwich, CT                                            Consulting (since 1992);    (since 2003).
Date of Birth: 5/19/1933                                 formerly President and
                                                         CEO of Nestle Foods.

THOMAS J. NEFF                   Trustee since 1993      Chairman of Spencer         Currently serves as
Spencer Stuart                                           Stuart (U.S.), an           director of Ace, Ltd.
277 Park Avenue                                          executive search            (since 1997) and Hewitt
New York, NY                                             consulting firm (since      Associates, Inc.
Date of Birth: 10/2/1937                                 1996); President of
                                                         Spencer Stuart
                                                         (1979-1996).



OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                     CURRENT POSITION        LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH TRUST              OF CURRENT POSITION   DURING PAST FIVE YEARS
---------------              ----------              -------------------   ----------------------
ROBERT S. DOW                Chief Executive         Elected in 1993       Managing Partner and Chief Investment Officer
(3/8/1945)                   Officer and President                         of Lord Abbett since 1996.

SHOLOM DINSKY                Executive Vice          Elected in 2003       Partner and Large Cap Value Investment
(3/24/1944)                  President                                     Manager, joined Lord Abbett in 2000, formerly
                                                                           Managing Director of Prudential Asset
                                                                           Management, prior thereto Director of Equity
                                                                           Research and Senior Vice President at
                                                                           Mitchell Hutchins Asset Management.

ROBERT P. FETCH              Executive Vice          Elected in 1999       Partner and Small-Cap Value Senior Investment
(2/18/1953)                  President                                     Manager, joined Lord Abbett in 1995.

KENNETH G. FULLER            Executive Vice          Elected in 2003       Investment Manager - Large Cap Value, joined
(4/22/1945)                  President                                     Lord Abbett in 2002, formerly Portfolio
                                                                           Manager and Senior Vice President at Pioneer
                                                                           Investment Management, Inc. from 1999 to
                                                                           2002; prior thereto Principal, Manley, Fuller
                                                                           Asset Management.

HOWARD E. HANSEN             Executive Vice          Elected in 2003       Partner and Investment Manager, joined Lord
(10/13/1961)                 President                                     Abbett in 1995.

VINCENT J. MCBRIDE           Executive Vice          Elected in 2003       Senior Investment Manager, International Core
(5/8/1964)                   President                                     Equity, joined Lord Abbett in 2003, formerly
                                                                           Managing Director and Portfolio Manager at
                                                                           Warburg Pincus Asset Management and Credit
                                                                           Suisse Asset Management.

ROBERT G. MORRIS             Executive Vice          Elected in 1998       Partner and Director of Equity Investments,
(11/6/1944)                  President                                     joined Lord Abbett in 1991.

F. THOMAS O'HALLORAN         Vice President          Elected in 2003       Partner and Investment Manager, joined Lord
(2/19/1955)                                                                Abbett in 2001, formerly Executive
                                                                           Director/Senior Research Analyst at Dillon
                                                                           Read/UBS Warburg.

ELI M. SALZMANN              Executive Vice          Elected in 2003       Partner and Director of Institutional Equity
(3/24/1964)                  President                                     Investments, joined Lord Abbett in 1997.

HAROLD SHARON                Executive Vice          Elected 2003          Investment Manager and Director,
(9/23/1960)                  President                                     International Core Equity Management, joined
                                                                           Lord Abbett in 2003, formerly Financial
                                                                           Industry Consultant for Venture Capitalist
                                                                           from 2001 to 2003, prior thereto Managing
                                                                           Director of Warburg Pincus Asset Management
                                                                           and Credit Suisse Asset Management.

YAREK ARANOWICZ              Vice President          Elected in 2004       Investment Manager, joined Lord Abbett in
(5/8/1963)                                                                 2003, prior thereto Vice President, Head of
                                                                           Global Emerging Markets Funds of Warburg
                                                                           Pincus Asset Management and Credit Suisse
                                                                           Asset Management.

TRACIE E. AHERN              Vice President          Elected in 1999       Partner and Director of Portfolio Accounting
 (1/12/1968)                                                               and Operations, joined Lord Abbett in 1999.

JAMES BERNAICHE              Chief Compliance        Elected in 2004       Chief Compliance Officer; joined Lord Abbett
(7/28/1956)                  Officer                                       in 2001; formerly Chief Compliance Officer
                                                                           with Credit-Suisse Asset Management since
                                                                           1998.

JOAN A. BINSTOCK             Chief Financial         Elected in 1999       Partner and Chief Operations Officer, joined
(3/4/1954)                   Officer and Vice                              Lord Abbett in 1999, prior thereto Chief
                             President                                     Operating Officer of Morgan Grenfell.

DAVID G. BUILDER             Vice President          Elected in 2001       Equity Analyst, joined Lord Abbett in 1998.
(1/4/1954)

DANIEL E. CARPER             Vice President          Elected in 1993       Partner, joined Lord Abbett in 1979.
 (1/22/1952)

JOHN J. DICHIARO             Vice President          Elected in 2000       Partner and Senior Strategy Coordinator-Small
(7/30/1957)                                                                Cap Growth, joined Lord Abbett in 2000, prior
                                                                           thereto Vice President - Securities Group of
                                                                           Wafra Investment Advisory Group.

LESLEY-JANE DIXON            Executive Vice          Elected in 1999       Partner and Investment Manager, joined Lord
(1/1/1964)                   President                                     Abbett in 1995.

DANIEL H. FRASCARELLI        Vice President          Elected in 2001       Partner and Investment Manager, joined Lord
(3/11/1954)                                                                Abbett in 1990.

GERARD S. E. HEFFERNAN, JR.  Executive Vice          Elected in 1999       Partner and Research Analyst, joined Lord
(9/7/1963)                   President                                     Abbett in 1998.

PAUL A. HILSTAD              Vice President and      Elected in 1996       Partner and General Counsel, joined Lord
(12/13/1942)                 Secretary                                     Abbett in 1995.

TODD D. JACOBSON             Vice President          Elected in 2003       Investment Manager, International Core
(10/28/1966 )                                                              Equity, joined Lord Abbett in 2003, formerly
                                                                           Director and Portfolio Manager at Warburg
                                                                           Pincus Asset Management and Credit Suisse
                                                                           Asset Management from 2002 to 2003; prior
                                                                           thereto Associate Portfolio Manager of Credit
                                                                           Suisse Asset Management.

LAWRENCE H. KAPLAN           Vice President and      Elected in 1997       Partner and Deputy General Counsel, joined
(1/16/1957)                  Assistant Secretary                           Lord Abbett in 1997.

A. EDWARD OBERHAUS, III      Vice President          Elected in 1993       Partner and Manager of Equity Trading, joined
(12/21/1959)                                                               Lord Abbett in 1983.

TODOR PETROV                 Vice President          Elected in 2003       Investment Manager, joined Lord Abbett in
(5/18/1974)                                                                2003, formerly Associate Portfolio Manager of
                                                                           Credit Suisse Asset Management from 1999 to
                                                                           2003; prior thereto Summer Associate of
                                                                           Warburg Pincus Funds.

CHRISTINA T. SIMMONS         Vice President and      Elected in 2000       Assistant General Counsel, joined Lord Abbett
(11/12/1957)                 Assistant Secretary                           in 1999, formerly Assistant General Counsel
                                                                           of Prudential Investments from 1998 to 1999,
                                                                           prior thereto Counsel of Drinker, Biddle &
                                                                           Reath LLP, a law firm.

BERNARD J. GRZELAK           Treasurer               Elected in 2003       Director of Fund Administration, joined Lord
(6/12/1971)                                                                Abbett in 2003, formerly Vice President,
                                                                           Lazard Asset Management LLC from 2000 to
                                                                           2003, prior thereto Manager of Deloitte &
                                                                           Touche LLP.



PLEASE CALL 888-522-2388 FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
(SAI), WHICH CONTAINS FURTHER INFORMATION ABOUT THE TRUST'S TRUSTEES. IT IS AVAILABLE FREE UPON REQUEST.

COMMITTEES

The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent public accounting firm and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its considerations of any individual recommended by the Funds' shareholders to serve as an independent Trustee. A shareholder who would like to recommend a candidate may write to the Funds.

APPROVAL OF ADVISORY CONTRACT

At meetings on December 9, 2004, the Board of Directors of the Funds, including all Directors who are not interested persons of the Funds (the "Board"), considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

MICRO-CAP VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. noted the difficulty of comparing the Fund to an appropriate performance universe, given the limited number of registered investment companies having a similar investment objective, and considered the performance of the Fund compared to two different performance universes. The Board noted that the performance of the Class Y shares of the Fund were in the first quintile of one performance universe for all periods, and in the first quintile of the other performance universe for all periods, except the one-year period, in which it was in the second quintile. The Board also noted that the performance was above that of the Lipper Small-Cap Core Index and the Lipper Small-Cap Value Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately thirty-nine basis points above the median of the peer group and the actual advisory and administrative services fees were approximately sixty-four basis points above the median. The Board also noted that Lord Abbett had implemented an expense cap that reduced the total expense ratio of Class A to 2.10% and the total expense ratio of Class Y to 1.85%. The Board noted that, taking into account the cap, the total expense ratio of Class A was approximately thirty-six basis points above the median of the peer group and the total expense ratio of Class Y was approximately forty-five basis points above the median. The Board also noted the Fund was only offered to institutional investors and to employees of Lord Abbett.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

MICRO-CAP GROWTH FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. noted the difficulty of comparing the Fund to an appropriate performance universe, given the limited number of registered investment companies having a similar investment objective, and considered the performance of the Fund compared to two different performance universes. The Board noted noted that the performance of the Class Y shares of the Fund was in the fourth quintile of one performance universe for the nine-month and three-year periods and in the fifth quintile for the one-and five-year periods, and in the first quintile in the nine-month and three-year periods, in the third quintile in the one-year period, and in the second quintile in the five-year period for the second performance universe. The Board also noted that the performance was below that of the Lipper Small-Cap Core Index and above that of the Lipper Small-Cap Growth Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately thirty-nine basis points above the median of the peer group and the actual management and administrative services fees were approximately sixty-four basis points above the median of the peer group. The Board noted that Lord Abbett had implemented a total expense cap for the Fund that reduced the total expense ratio of Class A to 2.10% and the total expense ratio of Class Y to 1.85%. The Board noted that, in light of the expense, the total expense ratio of Class A was approximately thirty-six basis points above the median of the peer group and the total expense ratio of Class Y was approximately forty-five basis points above the median of the peer group. The Board also noted the Fund was offered only to institutional investors and to employees of Lord Abbett.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



(1)                        (2)                                         (3)
                           FOR THE FISCAL YEAR ENDED                   FOR YEAR ENDED DECEMBER 31, 2004
                           OCTOBER 31, 2004 AGGREGATE                  TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE            COMPENSATION ACCRUED BY THE TRUST(1)        THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
------------------         ------------------------------------        ---------------------------------------------
E. Thayer Bigelow          $   4,281                                   $   127,364
William H.T. Bush          $   4,197                                   $   126,320
Robert B. Calhoun, Jr.     $   4,344                                   $   127,000
Julie A. Hill*             $   3,210                                   $   111,417
Franklin W. Hobbs          $   3,968                                   $   118,500
C. Alan MacDonald          $   4,365                                   $   131,320
Thomas J. Neff             $   3,856                                   $   117,000


----------
*    Elected February 1, 2004

     1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Trust to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $873, $1,350, $4,344, $1,996, $3,968, $873, and $3,856 respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             DIRECTOR OWNERSHIP IN LORD
NAME OF TRUSTEE               MICRO-CAP GROWTH         MICRO-CAP VALUE          ABBETT SPONSORED FUND
---------------               ----------------         ---------------          ---------------------
Robert S. Dow                  Over $100,000            Over $100,000                Over $100,000
E. Thayer Bigelow                $1-$10,000              $1-$10,000                  Over $100,000
William H. T. Bush               $1-$10,000              $1-$10,000                  Over $100,000
Robert B. Calhoun, Jr.           $1-$10,000              $1-$10,000                  Over $100,000
Julie A. Hill*                   $1-$10,000              $1-$10,000                $50,001-$100,000
Franklin W. Hobbs                $1-$10,000              $1-$10,000                  Over $100,000
C. Alan MacDonald                $1-$10,000              $1-$10,000                  Over $100,000
Thomas J. Neff                   $1-$10,000              $1-$10,000                  Over $100,000


----------
*    Elected February 1, 2004

CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

Each Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A.

In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 2, 2004, our officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. However, as of February 2, 2004, the ownership of each Fund's Class Y shares by Lord Abbett was 100%, which represents the initial investment in Class Y shares. It is anticipated that over time this percentage of ownership will decrease. As of February 2, 2004, there were no record holders that held 5% or more of each Fund's outstanding Class Y shares.



MICRO-CAP VALUE FUND CLASS Y SHARES
Lord Abbett Profit Sharing Plan                                8.71%
Robert M. Hickey
24 Danbury Rd.
Tinton Falls, NJ 07753

Lord Abbett Profit Sharing Plan                                5.66%
Gerard Heffernan
830 Prospect St.
Westfield, NJ 07090

Lord Abbett Profit Sharing Plan                               13.90%
Jeffrey McKee
250 S 18th St. STE 202
Philadelphia, PA 19103

MICRO-CAP VALUE GROWTH CLASS Y SHARES
Lord Abbett Profit Sharing Plan                                6.58%
Lesley-Jane Dixon
77 Collins Ave.
Bloomfield, NJ 07003

Lord Abbett Profit Sharing Plan                               10.31%
Stephen McGruder
19 E. 80th St. Apt 17B
New York, NY 10021



                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment adviser. The following partners of Lord Abbett are also officers of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Paul A. Hilstad, W. Thomas Hudson, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, F. Thomas O'Halloran, and Eli
M. Salzmann. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Funds. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, Kevin P. Ferguson, Daria L. Foster, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on the class' proportionate share of each Fund's average daily net assets. For the fiscal years ended October 31, 2003, 2002, and 2001, such fees amounted to $52,559, $48,800, and $31,259 for Micro-Cap Growth Fund; and $100,462, $90,783, and $45,820 for Micro-Cap Value Fund. Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds. For the fiscal years ended October 31, 2003, 2002, and 2001, all or a portion of such fees were waived. Effective February 5, 2003, Lord Abbett ended the voluntary management fee waiver.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among portfolios with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett has taken pains to avoid creating any profit centers within the firm.

Lord Abbett provides a 401k profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT

DST Systems, Inc. 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statement included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $82,459, $52,559, and $48,800 for the Micro-Cap Growth Fund; and $21,827, $22,732 and $13,066 for the Micro-Cap Value Fund.


                                       7.
                                CLASSES OF SHARES

Each Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration") shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                             PURCHASES, REDEMPTIONS,
                                   AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectuses under "Purchases".

Under normal circumstances, we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored fund currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund's or Lord Abbett Distributor's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUNDS

Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by the International Core Equity Fund or the International Opportunities Fund if more than 50 percent of the value of the Fund's total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). If the Fund makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include you share of such taxes in gross income if the Fund makes the election described above but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund's long-term and short-term capital gains will not be treated as income from foreign sources. If an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the total return is shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2003, for each Fund's Class Y shares for one-year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund after December 31, 2002, will be subject to a reduced tax rate and not the ordinary income rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before-and after-tax returns are provided for Class Y shares for the Fund. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                            1 YEAR                     LIFE OF FUND
                                            ------                     ------------
MICRO-CAP GROWTH FUND -
Class Y Shares
  Before Taxes                               9.49%                      3.21% (5/1/2000)
Class Y Shares After
  Taxes on Distributions                     9.49%                      1.28%
Class Y Shares After Taxes
  on Distributions and Sales
  of Fund Shares                             6.17%                      1.56%

MICRO-CAP VALUE FUND -
Class Y Shares
  Before Taxes                              20.36%                     22.21% (5/1/2000)
Class Y Shares After
Taxes on Distributions                      18.64%                     19.64%
Class Y Shares After Taxes
  on Distributions and Sales
  of Fund Shares                            14.26%                     17.96%



These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

These financial statements incorporated herein by reference form Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund's 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                     FUNDS' PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:

ABN-AMRO Asset Management
ADP Retirement Services
AG Edwards
AIG SunAmerica
Allstate Life Insurance Company
Alpha Investment Consulting Group LLC
American Express Retirement Services
American United Life Insurance Company
AMG Data Services
Amivest Capital Management
Amvescap Retirement
AON Consulting
Arnerich Massena & Associates, Inc.
Asset Performance Partners
Asset Strategies Portfolio Services, Inc.
AXA Financial, Inc.
Bank of America Corporation
Bank of New York
Bank of Oklahoma
Bank One
Bear Stearns
Becker, Burke Associates
Bell GlobeMedia Publishing Co.
Bellwether Consulting
Berthel Schutter
Bloomberg Integration Services LLC / Bloomberg L.P. (fixed income trading system)
Brown Brothers Harriman
Buck Consultants, Inc.
Callan Associates, Inc.
Cambridge Associates, LLC
Cambridge Financial Services
Capital Access International
Charles Schwab & Co
Chicago Trust Company
CIBC Oppenheimer
Cigna Retirement and Investment Services
CitiStreet
Clark Consulting
Columbia Trust Company
Concord Advisory Group Ltd.

Consulting Services Group, LP
CRA Rogers Casey
Curcio Webb
D.A. Davidson
Dahab Assoc.
Defined Contribution Advisors, Inc.
Delaware Investment Advisors
Deliotte & Touche LLP (Funds' independent registered public accounting firm) DeMarche Assoc., Inc.
DiMeo Schneider & Associates
Disabato Associates, Inc.
DST Systems, Inc. (Funds' Transfer Agent)
EAI
Edgewood Services, Inc.
Edward Jones
Ennis, Knupp & Associates
Evaluation Associates, Incorporated
Factset Research Systems Inc. (quantitative analytics for Funds)
Federated Investments
FEP Capital, L.P. (B share financing)
Fidelity Capital Technology, Inc. (corporate action tracking)
Fidelity Investments
Fifth Third Bank
First Mercantile Trust Co.
FleetBoston Financial Corp.
Franklin Templeton
Freedom One Financial Group
Freedom One Investment Advisors
Frost Bank
Frye Louis Capital Management, Inc.
Fuji Investment Management Co., Ltd.
Fund Evaluation Group, LLC
Goldman Sachs
Great-West Life and Annuity Insuance Company
Greenwich Associates
Hartford Life Insurance Company
Hartland & Co.
Hewitt Associates, LLC
Hewitt Investment Group
Highland Consulting Associates, Inc.
Horace Mann Life Insurance Company
HSBC Bank USA N.A.
ICMA Retirement Corp.
ING
Institutional Shareholder Services, Inc. (proxy voting administrator) Interactive Data Corporation (pricing vendor)
Intuit
INVESCO Retirement Services
Invesmart
Investment Consulting Services, LLC

Inviva
Jefferson National Life Insurance Company
Jeffrey Slocum & Associates, Inc.
JP Morgan Consulting
JP Morgan Investment Management
Kirkpatrick & Lockhart LLP (Counsel to Lord, Abbett & Co. LLP)
LCG Associates, Inc.
Legacy Strategic Asset Mgmt. Co.
Legg Mason
Lincoln Financial
Lipper Inc., a Reuters Company
LPL Financial Services
Madison Portfolio Consultants, Inc.
Manulife Financial
Marco Consulting Group
Marquette Associates, Inc.
MassMutual Financial Group
McDonald
Meketa Investment Group
Mellon Employee Benefit Solutions
Mercer Investment Consulting
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife
MetLife Investors
MFS Retirement Services, Inc.
MFS/Sun Life Financial Distributors, Inc. (MFSLF)
Midland National Life
Milliman & Robertson Inc.
Minnesota Life Insurance Company
Monroe Vos Consulting Group, Inc.
Morgan Keegan
MorganStanley
Morningstar Associates, Inc. / Morningstar, Inc.
National City Bank
Nationwide Financial
NCCI Holdings, Inc.
New England Pension Consultants
New York Life Investment Management
Nordstrom Pension Consulting (NPC)
Oppenheimer Asset Management
Oxford Associates
Palmer & Cay Investment Services
Paul L. Nelson & Associates
Peirce Park Group
Pension Consultants, Inc.
PFE Group
PFPC, Inc.
Phoenix Life Insurance Company
Piper Jaffray
PNC Advisors

Portfolio Evaluations, Inc.
Prime, Buchholz & Associates, Inc.
Princeton Financial Systems, Inc. (portfolio administration system) Protective Life Corporation
Prudential Insurance Company of America
Prudential Investments
Putnam Fiduciary Trust Company
Putnam Investments
R.V. Kuhns & Associates, Inc.
Raymond James Financial, Inc.
RBC Dain Rauscher
Rocaton Investment Advisors, LLC
Ron Blue & Co.
Roszel Advisors, LLC (MLIG)
Russell Mellon Analytical Services
Scudder Investments
SEI Investment
SG Constellation, LLC
Shields Associates
Smith Barney
Spagnola-Cosack, Inc.
Standard & Poor's
Stanton Group
State Street Bank and Trust Company (Funds' custodian and accounting agent) Stearne, Agee & Leach
Stephen's, Inc.
Stifel Nicolaus
Strategic Advisers, Inc.
Strategic Insight
Strategic Investment Solutions
Stratford Advisory Group, Inc.
Summit Strategies Group
T. Rowe Price Associates, Inc.
TD Asset Management
The 401k Company
The Carmack Group, Inc.
The MacGregor Group, Inc. (equity trading system)
The Managers Fund
The Manufacturers Life Ins. Co.
The Vanguard Group
Thomson Financial Research (past performance hypotheticals)
Towers Perrin
Transamerica Retirement Services
Travelers Life and Annuity Company
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group
UMB Bank
Union Bank of California
US Bank
USI Retirement
Valic

Vickers Stock Research Corporation
Victory Capital Management
Vestek Systems, Inc.
Wachovia
Watson Wyatt Worldwide
Welch Hornsby & Welch
Wellesley Group, Inc.
Wells Fargo
Wilmer Cutler Pickering Hale and Dorr LLP (Counsel to the Independent Board of
 Trustees)
Wilshire Associates, Inc.
Wurts & Associates, Inc.
Wyatt Investment Consulting, Inc.
Yanni Partners, Inc.

                                                               NOVEMBER 21, 2003

                                   APPENDIX B

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-    No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                          LORD ABBETT SECURITIES TRUST

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 48 (the "Amendment") to Lord Abbett Securities Trust's (the "Registrant") Registration Statement relates to Class A, B, C, P and Y shares of the Registrant.

Item 22.      EXHIBITS

     (a) DECLARATION AND AGREEMENT OF TRUST. Incorporated by reference to Post-Effective Amendment No. 19 filed on February 27, 1998.
          (i) Amendment to Declaration and Agreement of Trust (Lord Abbett Large-Cap Value Fund). Incorporated by reference to Post-Effective Amendment No. 41 filed on June 26, 2003.
          (ii) Amendment to Declaration and Agreement of Trust (Lord Abbett International Core Equity Fund). Incorporated by reference to Post-Effective Amendment No. 43 filed on December 12, 2003.
          (iii) Amendment to Declaration and Agreement of Trust (Lord Abbett International Opportunities Fund). Incorporated by reference to Post-Effective Amendment No. 44 filed on February 27, 2004.
          (iv) Amendment to Declaration and Agreement of Trust (Lord Abbett All Value Fund). Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.
          (v) Amendments to Declaration and Agreement of Trust (Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund). Incorporated by reference to Post-Effective Amendment No. 44 filed on February 27, 2004.
          (vi) Amendment to Declaration and Agreement of Trust (Alpha Series - Class Y) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.

     (b) BY-LAWS. Amended and Restated By-laws (4/20/2004) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.

     (c)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d) INVESTMENT ADVISORY CONTRACTS. Management Agreement incorporated by reference to Post-Effective Amendment No. 38 filed on December 26, 2002.
          (i) Addendum to the Management Agreement (Lord Abbett Large-Cap Value Fund - dated June 30, 2003) incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.
          (ii) Addendum to the Management Agreement (Lord Abbett International Core Equity Fund - dated December 1, 2003). Incorporated by reference to Post-Effective Amendment No. 43 filed on December 12, 2003.
          (iii) Addendum to the Management Agreement (Alpha Series) effective March 1, 2004 incorporated by reference to Post-Effective Amendment No. 45 filed on August 19, 2004.

     (e) UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.

     (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds. Incorporated by reference to Post-Effective Amendment No. 34 filed on March 1, 2001.

     (g)  CUSTODIAN AGREEMENTS. Agreement with all amendments filed herein.

     (h)  OTHER MATERIAL CONTRACTS.
          (i)    TRANSFER AGENCY AGREEMENT. Filed herein.
          (ii) ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 38 filed on December 26, 2002.
          (iii) AMENDMENT TO ADMINISTRATIVE SERVICE AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 43 filed on December 12, 2003.

     (i) LEGAL OPINION. Opinion of Wilmer, Cutler, Pickering Hale & Dorr LLP filed herein.

     (j)  OTHER OPINION. Consent of Deloitte & Touche LLP filed herein.

     (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2004 Annual Report on Form N-CSR filed on January 7, 2005.

     (l)  INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

     (m)  RULE 12b-1 PLANS.
          (i) Form of Class A 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant's
                 Registration Statement filed on December 12, 2003.
          (ii)   Form of Class B 12b-1 Plan. Incorporated by reference to
                 Post-Effective Amendment No. 43 to the Registrant's
                 Registration Statement filed on December 12, 2003.
          (iii)  Form of Class C 12b-1 Plan. Incorporated by reference to
                 Post-Effective Amendment No. 43 to the Registrant's
                 Registration Statement filed on December 12, 2003.
          (iv)   Form of Class P 12b-1 Plan. Incorporated by reference to
                 Post-Effective Amendment No. 43 to the Registrant's
                 Registration Statement filed on December 12, 2003.

     (n)  RULE 18f-3 PLAN. Filed herein.

     (o)  RESERVED.

     (p)  CODE OF ETHICS. Filed herein.

Item 23.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              None.

Item 24.      INDEMNIFICATION

              All trustees, officers, employees, and agents of the Registrant are to be indemnified as set forth in Section 4.3 of the Registrant's Declaration and Agreement of Trust.

              The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following. The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or
              (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, the Registrant maintains a trustees' and officers' errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)       Adviser - Lord Abbett & Co. LLC

          Lord Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as its distributor and principal underwriter.

(b)       Partners

          Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of the following persons is c/o the Lord Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

          Except as described below, none of the following named partners have been engaged by any entity other than Lord Abbett & Co. LLC for the preceding two years. Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John
J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerald Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

Item 26.      PRINCIPAL UNDERWRITERS

     (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Research Fund, Inc.
              Lord Abbett Series Fund, Inc.
              Lord Abbett Municipal Income Fund, Inc.
              Lord Abbett Municipal Income Trust
              Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

              NAME AND PRINCIPAL            POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES
              BUSINESS ADDRESS *            LORD ABBETT DISTRIBUTOR LLC         WITH REGISTRANT
              ------------------            ---------------------------         ---------------------
              Robert S. Dow                 Chief Executive Officer             Chairman and President
              Paul A. Hilstad               General Counsel                     Vice President & Secretary
              Lawrence H. Kaplan            Assistant General Counsel           Vice President & Assistant Secretary
              Marion Zapolin                Chief Financial Officer             Not Applicable

              *  Each Officer has a principal business address of:
                 90 Hudson Street, Jersey City, New Jersey  07302

     (c)      Not applicable

Item 27.      LOCATION OF ACCOUNTS AND RECORDS

              The Registrant maintains the records required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

              Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

              Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.      MANAGEMENT SERVICES

              None.


Item 29.      UNDERTAKINGS

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 24th day of February, 2005.

                              LORD ABBETT SECURITIES TRUST

                              BY:   /s/ CHRISTINA T. SIMMONS
                                   -------------------------
                                   Christina T. Simmons
                                   Vice President & Assistant Secretary

                              BY:   /s/ JOAN A. BINSTOCK
                                   ---------------------
                                   Joan A. Binstock
                                   Chief Financial Officer and Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                  TITLE                               DATE
----------                                  -----                               ----
                                            Chairman, President
Robert S. Dow *                             and Director                        February 24, 2005
-----------------
Robert S. Dow

E. Thayer Bigelow *                         Director                            February 24, 2005
--------------------
E. Thayer Bigelow

William H. T. Bush*                         Director                            February 24, 2005
--------------------
William H. T. Bush

Robert B. Calhoun, Jr.*                     Director                            February 24, 2005
------------------------
Robert B. Calhoun, Jr.

Julie A. Hill*                              Director                            February 24, 2005
---------------
Julie A. Hill

Franklin W. Hobbs*                          Director                            February 24, 2005
-------------------
Franklin W. Hobbs

C. Alan MacDonald*                          Director                            February 24, 2005
-------------------
C. Alan MacDonald

Thomas J. Neff*                             Director                            February 24, 2005
----------------
Thomas J. Neff

* BY:    /s/ CHRISTINA T. SIMMONS
         ------------------------
         Christina T. Simmons
         Attorney - in - Fact*

                                POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                  TITLE                               DATE
/s/ ROBERT S. DOW
-----------------                           Chairman, President
Robert S. Dow                               and Director/Trustee                December 28, 2004


/s/ E. THAYER BIGELOW                       Director/Trustee                    December 28, 2004
---------------------
E. Thayer Bigelow


/s/ WILLIAM H. T. BUSH                      Director/Trustee                    December 28, 2004
----------------------
William H. T. Bush


/s/ ROBERT B. CALHOUN, JR.                  Director/Trustee                    December 28, 2004
--------------------------
Robert B. Calhoun, Jr.


/s/ JULIE A. HILL                           Director/Trustee                    December 28, 2004
------------------
Julie A. Hill


/s/ FRANKLIN W. HOBBS                       Director/Trustee                    December 28, 2004
---------------------
Franklin W. Hobbs


/s/ C. ALAN MACDONALD                       Director/Trustee                    December 28, 2004
---------------------
C. Alan MacDonald


/s/ THOMAS J. NEFF                          Director/Trustee                    December 28, 2004
---------------------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

      Lord Abbett U.S. Government & Government Sponsored Enterprises Money
                                Market Fund, Inc.